Execution Copy


                                U.S. $50,000,000
                     RECEIVABLES LOAN AND SECURITY AGREEMENT
                            Dated as of May 25, 1995
                                      Among
                                BFICP CORPORATION
                                 as the Borrower
                                       and
                       BENNETT FUNDING INTERNATIONAL, LTD.
                                 as the Servicer
                                       and
                      HOLLAND LIMITED SECURITIZATION, INC.
                                   as a Lender
                                       and
             INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL MARKETS, INC.
                                  as the Agent

                                TABLE OF CONTENTS


Section                                                                     Page
-------                                                                     ----
                                   ARTICLE I.
                                  DEFINITIONS...............................   1
SECTION 1.01.  Certain Defined Terms........................................   1
SECTION 1.02.  Other Terms..................................................  25
SECTION 1.03.  Computation of Time Periods..................................  25

                                   ARTICLE II.
                             THE RECEIVABLES FACILITY.......................  25
SECTION 2.01.  Borrowings...................................................  25
SECTION 2.02.  The Initial Borrowing and Subsequent Borrowings..............  25
SECTION 2.03.  Termination or Reduction of the Borrowing Limit..............  26
SECTION 2.04.  Selection of Fixed Periods...................................  26
SECTION 2.05.  Settlement Procedures........................................  27
SECTION 2.06.  Spread Account...............................................  30
SECTION 2.07.  Special Settlement Procedures................................  31
SECTION 2.08.  Payments and Computations, Etc...............................  31
SECTION 2.09.  Fees.........................................................  32
SECTION 2.10.  Increased Costs; Capital Adequacy; Illegality................  33
SECTION 2.11.  Taxes........................................................  34
SECTION 2.12.  Assignment of the Originator Sale Agreement..................  36
SECTION 2.13.  Payment of Support Obligations...............................  37
SECTION 2.14.  Grant of a Security Interests................................  38
SECTION 2.15.  Evidence of Debt.............................................  39

                                  ARTICLE III.
                               CONDITIONS OF LOANS..........................  39
SECTION 3.01.  Conditions Precedent to Initial Borrowing....................  39
SECTION 3.02.  Conditions Precedent to All Borrowings and Remittances
                of Collections..............................................  39

                                   ARTICLE IV.
                          REPRESENTATIONS AND WARRANTIES....................  40
SECTION 4.01.  Representations and Warranties of the Borrower...............  40
SECTION 4.02.  Representations and Warranties of the Lender.................  45

                                   ARTICLE V.
                       GENERAL COVENANTS OF THE BORROWER....................  46
SECTION 5.01.  General Covenants............................................  46
SECTION 5.02.  Financial Covenants..........................................  51

Section                                                                     Page
-------                                                                     ----
                                   ARTICLE VI.
                          ADMINISTRATION, COLLECTION AND
                            MONITORING OF RECEIVABLES.......................  52
SECTION 6.01.  Appointment and Designation of the Servicer..................  52
SECTION 6.02.  Collection of Receivables by the Servicer; Extensions
                and Amendments of Receivables...............................  53
SECTION 6.03.  Distribution and Application of Collections..................  53
SECTION 6.04.  Segregation of Collections...................................  54
SECTION 6.05.  Other Rights of the Agent....................................  54
SECTION 6.06.  Records; Audits..............................................  54
SECTION 6.07.  Periodic Settlement Reporting................................  55
SECTION 6.08.  Collections and Lock-Boxes...................................  56
SECTION 6.09.  UCC Matters; Protection and Perfection of Pledged Assets.....  56
SECTION 6.10.  Obligations of the Borrower With Respect to Receivables......  57
SECTION 6.11.  Rights of obligors and Release of Contract Files.............  58
SECTION 6.12.  Recordation of Assignments...................................  59
SECTION 6.13.  Costs and Expenses...........................................  59
SECTION 6.14.  Servicer Representations and Warranties......................  59
SECTION 6.15.  Additional Covenants of the Servicer.........................  61
SECTION 6.16.  Standby Servicer.............................................  63
SECTION 6.17.  The Servicer not to Resign...................................  63
SECTION 6.18.  Releases.....................................................  63

                                  ARTICLE VII.
                                EVENTS OF DEFAULT...........................  65
SECTION 7.01.  Events of Default............................................  65

                                  ARTICLE VIII.
                                SERVICER DEFAULTS...........................  69
SECTION 8.01.  Servicer Defaults............................................  69
SECTION 8.02.  Appointment of Successor.....................................  71
SECTION 8.03.  Certain Matters Affecting the Successor Servicer.............  72

                                   ARTICLE IX.
                                 INDEMNIFICATION............................  73
SECTION 9.01.  Indemnities by the Borrower..................................  73
SECTION 9.02.  Indemnities by the Servicer..................................  75

                                   ARTICLE X.
                                 MISCELLANEOUS..............................  77
SECTION 10.01. Amendments and Waivers.......................................  77
SECTION 10.02. Notices, Etc.................................................  78
SECTION 10.03. No Waiver; Remedies..........................................  78

Section                                                                     Page
-------                                                                     ----
SECTION 10.04. Binding Effect; Assignability................................  78
SECTION 10.05. Term of this Agreement.......................................  79
SECTION 10.06. Governing Law; Jury Waiver...................................  79
SECTION 10.07. Costs, Expenses and Taxes....................................  79
SECTION 10.08. No Proceedings...............................................  80
SECTION 10.09. Recourse Against Certain Parties.............................  80
SECTION 10.10. Execution in Counterparts; Severability; Integration.........  81

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I     Approved Developments

SCHEDULE II    Contract Schedule

SCHEDULE III   Description of Credit and Collection Policy

SCHEDULE IV    Developments

SCHEDULE V     VOI Regimes

SCHEDULE VI    Condition Precedent Documents

SCHEDULE VII   Lock-Box Banks

SCHEDULE VIII  Tradenames, Fictitious Names and "Doing Business
                  As" Names

SCHEDULE IX    Environmental Issues


EXHIBITS

EXHIBIT A      Form of Commercial Paper Settlement Report

EXHIBIT B      Form of Contract Assignment

EXHIBIT C      Form of Assignment of Mortgage

EXHIBIT D      Form of Developer Sale Agreement

EXHIBIT E      Form of Monthly Settlement Report

EXHIBIT F      Form of Borrowing Date/Spread Account Surplus
                  Settlement Report

EXHIBIT G      "Limited Purpose" Provisions of Borrower's
                  Certificate of Incorporation

EXHIBIT H      Form of Officer's Release Certificate

            THIS RECEIVABLES LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of May 25, 1995, among:

      (1)   BFICP CORPORATION, a Delaware corporation (the "Borrower");

      (2) BENNETT FUNDING INTERNATIONAL, LTD., a Delaware corporation (sometimes referred to herein as the "Originator"), as the "Servicer" (as defined herein);

      (3) HOLLAND LIMITED SECURITIZATION, INC., a Delaware corporation ("HLS"); and

      (4) INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL MARKETS, INC. ("ING Capital"), as agent (the "Agent").

            IT IS AGREED as follows;


                                   ARTICLE I.
                                   DEFINITIONS

            SECTION 1.01. Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

            (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

            "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person (other than, with respect to the Pledged Assets, any lien, security interest, charge, encumbrance or other right or claim in favor of the Lender (or the Agent on behalf of the Lender)).

            "Affected Party" has the meaning assigned to that term in Section 2.10.

            "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

            "Agent's Account" means a subaccount within a special account (account number 550-023569 at Chemical Bank, Newark, New Jersey) in the name of the Lender, the Agent or the Collateral Trustee, as from time to time designated by the Agent by notice to the Borrower and the Servicer.

            "Agent's Bank" means Chemical Bank.

            "Agent's Fee" has the meaning assigned to that term in Section 2.09(a).

            "Agreement" means this Receivables Loan and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

            "Aggregate Concentration Limit" means at any time, (a) for the obligors of any one Approved Development, (i) on and after the date hereof but before the first anniversary hereof, an amount equal to 10t of the Gross Eligible Receivables Balance at such time, (ii) an and after the first anniversary hereof but before the second anniversary hereof, an amount equal to 7.5% of the Gross Eligible Receivables Balance at such time, and (iii) Oil and after the second anniversary hereof, an amount equal to 10% of the Gross Eligible Receivables Balance at such time and (b) for the obligors of any other Development, an amount equal to 3% of the Gross Eligible Receivables Balance at such time.

            "Aggregate Large Receivables Limit" means at any time an amount equal to 5% of the Gross Eligible Receivables Balance at such time.

            "Alternative Rate" means, with respect to any Fixed Period for all Loans allocated to such Fixed Period, an interest rate per annum equal to sum of the Base Rate plus 2.0%.

            "Approved Development" means any Development that is designated as an Approved Development on Schedule I and any other Development that (a) was developed by a Developer that satisfies the Originator's Developer underwriting standards (a copy of which is attached as an annex to Schedule I), (b) has been inspected by the Agent or a representative of the Agent and (c) the Agent has designated (in a writing delivered to the Borrower from time to time) as an Approved Development; provided, however, that any designation by the Agent of a Development as an "Approved Development" may be withdrawn by the Agent in its sole discretion in a writing delivered to the Borrower at any time that the Development Default Ratio for such Development shall have exceeded 2.O% for three consecutive months ad any such withdrawal shall be effective commencing on the first day of the month immediately succeeding the month in which such notice is delivered to the Borrower.

            "Assignment and Acceptance" means an assignment and acceptance entered into by the Lender and an assignee pursuant to Section 10.04.

            "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the arithmetic average of the rates of interest publicly announced by The Chase Manhattan Bank, N.A., Citibank, N.A. and Morgan Guaranty Trust Company of New York (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base,, or other rate determined by the Lender to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, the Agent shall, during such period, determine the "Base Rate", based upon the prime commercial lending (or equivalent) rates announced publicly by the other such banks or, if each such bank ceases to announce publicly its prime commercial lending (or equivalent) rate, based upon the prime commercial lending (or equivalent) rates announced publicly by other banks reasonably acceptable to the Borrower. The prime commercial lending (or equivalent) rates used in computing the Base Rate are not intended to be the lowest rates of interest charged by such banks in connection with extensions of credit to debtors. The Base Rate shall change as and when such banks, prime commercial lending (or equivalent) rates change.

            "Benefit Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

            "Borrowing" means a borrowing of Loans under this Agreement.

            "Borrowing Base Deficiency" means at any time that the Required overcollateralization Percentage exceeds the overcollateralization Percentage, an amount equal to the remainder of (a) the product of (i) the sum of loot plus the Required Overcollateralization Percentage multiplied by (ii) the Facility Amount minus (b) the sum of (i) the Pledged Receivables Balance plus (ii) amounts on deposit in the Spread Account plus (iii) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date.

            "Borrowing Base Surplus" means at any time that the Overcollateralization Percentage exceeds the Required Overcollateralization Percentage, an amount equal to the remainder of (a) the sum of (i) the Pledged Receivables Balance plus (ii) amounts on deposit in the Spread Account plus
(iii) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date minus (b) the product of (i) the sum of 100% plus the Required Overcollateralization Percentage multiplied by (ii) the Facility Amount.

            "Borrowing Date" means, with respect to any Borrowing, the date on which such Borrowing is funded, which date, other than in the case of the initial Borrowing, shall be a Subsequent Borrowing Date.

            "Borrowing Date/Spread Account Surplus Settlement Report" means a report, in substantially the form of Exhibit F, furnished by the Servicer to the Agent for the Lender pursuant to Section 6.07(c).

            "Borrowing Limit" means, at any time, $50,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03 (the "Maximum Borrowing Limit"), less the aggregate Capital outstanding under the Receivables Purchase Agreement; provided, however, that at all times, on or after the Termination Date, the "Borrowing Limit" shall mean the aggregate outstanding Loans and provided, further, that the Maximum Borrowing Limit shall in no event exceed the aggregate commitments of the lenders providing credit enhancement and liquidity support to the Lender in connection with the transactions contemplated by this Agreement.

            "Business Day" means a day of the year other than a Saturday or a Sunday on which banks are not authorized or required to close in New York City.

            "Capital" has the meaning assigned to such term in the Receivables Purchase Agreement.

            "Capital Limit" means, at any time, an amount equal to the quotient of (a) the sum of (i) the Pledged Receivables Balance at such time, plus (ii) the aggregate amount at the time an deposit in the Spread Account, plus (iii) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date divided by (b) 100% plus the Minimum Overcollateralization Percentage at such time.

            "Carrying Cost Reserve Amount" means, with respect to a Business Day that is not a Settlement Date, the sum of (a) the Borrowing Base Deficiency as of such Business Day (or as of the date of the related Borrowing Date/Spread Account Surplus Settlement Report) Plus (b) aggregate accrued and unpaid (i) Yield, (ii) Liquidation Fees, (iii) Facility Fee, (iv) Servicer Fee and (v) obligations of the Borrower to the Lender hereunder other than the amounts described in the foregoing clauses (i) (iv) (collectively, the fees and amounts described in the foregoing clauses (i)-(v), the "Carrying Costs"), each as of such Business Day (or as of the date of the related Borrowing Date/Spread Account Surplus Settlement Report) plus (c) the aggregate Carrying Costs that will accrue from such Business Day (or, if used as the basis for the calculations in the preceding clause (b), from the date of the related Borrowing Date/Spread Account Surplus Settlement Report) and be payable pursuant to
Section 2.05 on the next Settlement Date after such Business Day (after giving effect to any Borrowing to be made on such Business Day); provided, that, for purposes of the foregoing, Yield that will accrue from such date shall be calculated assuming that all Loans allocated to a Fixed Period commencing on or after such day will bear interest at the Alternative Rate minus the per annum rate at which the usage fee payable to the Lender (either directly or through the Agent) is calculated pursuant to the terms of the fee letter executed by the Borrower and the Lender.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Collateral Trustee" means BankAmerica National Trust Company and any successor collateral agent and trustee with respect to the commercial paper and the liquidity and credit support providers of the Lender.

            "Collection Date" means the date following the Termination Date on which (a) the aggregate outstanding Loans have been paid in full and all Yield and all other obligations have been paid in full and (b) the outstanding "Capital" under the Receivables Purchase Agreement has been reduced to zero and Lender and the Agent have received all of the other amounts payable to them under the Receivables Purchase Agreement or any other agreement, excluding, however, this Agreement, executed pursuant thereto or in connection therewith.

            "Collections" means, (a) with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable, and any Collection of such Receivable deemed to have been received pursuant to Section 2.07, (b) any amounts paid to the Borrower (or the Agent or any

Lender or assignees thereof) pursuant to the terms of the Originator Sale Agreement with respect to any Pledged Receivables, (c) any amounts paid to the Borrower (or the Agent or any Lender or assignees thereof) pursuant to the terms of any Developer Sale Agreements with respect to any Pledged Receivables and (d) any amounts paid to the Lender under any Purchased Rate Cap that are ratably allocable to this Agreement (as opposed to the Receivables Purchase Agreement) based on outstanding Capital and principal amount of Loans.

            "Commercial Paper Settlement Report" means a report, in substantially the form of Exhibit A, furnished by the Servicer to the Agent for the Lender pursuant to Section 6.07(d).

            "Concentration Limit" means at any time, for the Obligors of any one Development, the portion of the Aggregate Concentration Limit for such Obligors that is specified by the Borrower on the latest Monthly Settlement Report as being allocated to this Agreement (as opposed to the Receivables Purchase Agreement); the sum of the Concentration Limits for the Obligors of any one Development under this Agreement and the Receivables Purchase Agreement shall equal the Aggregate Concentration Limit for such Obligors. If the Borrower fails to provide the Servicer with an appropriate allocation of an Aggregate Concentration Limit for the Obligors of a Development, the Concentration Limit under this Agreement for such Obligors will equal zero and the "Concentration Limit" under the Receivables Purchase Agreement for such Obligors shall equal the Aggregate Concentration Limit for such Obligors.

            "Contract" means an interval ownership or lot contract agreement and installment note relating to the sale of one or more VOI's or Lots to an Obligor, together with any separate obligor's installment note for the payment of the balance of the purchase price thereof.

            "Contract Conveyance Documents" means, with respect to each Pledged Contract, the following documents:

            (a) an original assignment or assignments, in recordable form, of such Contract and certain related property from the Originator to the Borrower and subsequent assignment of such Contract and related property from the Borrower to HLS, and the subsequent collateral assignment to the Collateral Trustee, in one of the forms attached to this Agreement as Exhibit B;

            (b) if the related VOI or Lot has been deeded to the Obligor, an original Assignment or Assignments of mortgage, in recordable form, assigning any Contract Mortgage related to such Contract from the Originator to the Borrower and subsequently collaterally assigning such Contract Mortgage from the Borrower to HLS, and subsequently collaterally assigning such Contract Mortgage from HLS to the Collateral Trustee, in one of the forms attached to this Agreement as Exhibit C;

            (c) if the Contract financed the purchase by the obligor of Credit Life Insurance, an original acknowledgment signed by the issuer of any Credit Life insurance of the assignment of the Borrower's rights therein pursuant to this Agreement in the form delivered to the Collateral Trustee on the initial Borrowing Date; and

            (d) in the case of any Subsequent Borrowing Date, any such other documents, instruments or agreements as may be required by the Agent in order to more fully effect the transfer of the Pledged Receivables and any related Pledged Assets.

            "Contract Documents" means the Contract and all papers and documents related to a Contract, including all applicable promissory notes endorsed in blank, the original of any related recorded or unrecorded Contract Mortgage and a copy of any recorded or unrecorded warranty deed transferring legal title to the related VOI or Lot to the Obligor, tax receipts, insurance policies, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, repossession files and correspondence, the original of any related assignment, modification or assumption agreement or, if such original is unavailable, a copy thereof, current and historical computerized data files, and all other papers and records of whatever kind or description, whether developed or originated by the Originator, the Borrower or another Person, required to document, service or enforce a Contract.

            "Contract File" means the Contract Documents pertaining to a particular Pledged Contract and any additional amendments, supplements, extensions, modifications or waiver agreements required to be added to the Contract File pursuant to this Agreement or Credit and Collection Policy.

            "Contract Mortgage" means any mortgage, deed of trust, purchase money deed of trust or deed to secure debt granted by an obligor to the originator of the Contract encumbering the related VOI or Lot to secure Payments or other obligations under such Contract

            "Contract Rate" means, with respect to a Pledged Contract, the annual fixed rate at which interest accrues on such Pledged Contract.

            "Contract Schedule" means the Pledged Contract list, attached hereto as Schedule II, as amended from time to time to add new Pledged Contracts and to remove certain Pledged Contracts, in each case in accordance with this Agreement, which list shall set forth the following information with respect to each contract therein as of the applicable date:

            (a) the Contract number;

            (b) the obligor's name;

            (c) the Development in which the related VOI or Lot is located;

            (d) the current Contract Rate;

            (e) whether the Obligor is covered by a policy of Credit Life Insurance and the amount of any insurance premium for such policy financed pursuant to the Contract;

            (f) the original term of the Contract;

            (g) the original and current Outstanding Balance (as of the applicable Cut-Off Date);

            (h) the amount of the Payments on the Contract;

            (i) the original purchase price of such Contract paid or to be paid by the Originator under the applicable Developer sale Agreement; and

            (j) whether the related VOI or Lot has been deeded to the obligor.

            "CP Rate" means, with respect to any Fixed Period for all Loans allocated to such Fixed Period, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of the Lender having a term equal to such Fixed Period and to be issued to fund the applicable Loans by the Lender may be sold by any placement agent or commercial paper dealer selected by the Lender, as agreed between each such agent or dealer and the Lender and notified by the Lender to the Agent and the Servicer; provided, however, if the rate (or rates) as agreed between any such agent or dealer and the Lender with regard to any Fixed Period for the applicable Loans is a discount rate (or rates), the "CP Rate" for such Fixed Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

            "Credit and Collection Policy" means those credit and collection policies and practices of the Servicer and the originator relating to Developers, Contracts and Receivables described in Schedule III, as modified in compliance with this Agreement.

            "Credit Life Insurance" means any policy of insurance acquired by the obligor providing for payment of the principal amount outstanding under a Contract upon the Obligor's death.

            "Credit Life Insurance Proceeds" means Proceeds of, or any unearned premium recovered in respect of, any Credit Life Insurance, which shall constitute Collections.

            "Cut-Off Date" means (a) with respect to the initial Borrowing, May 1, 1995, or (b) with respect to each Subsequent Borrowing Date, such date as the Agent and the Borrower shall mutually agree.

            "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred-to in clauses (a) through (e) above.

            "Default Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (a) the aggregate Outstanding Balance of all Pledged Receivables and Pledged Receivables that became Defaulted Receivables at any time during the month then ending plus (without duplication) the amount of all Receivables which were written off the books of the Borrower during such month, by (b) the average aggregate Gross Eligible Receivables Balance excluding all Defaulted Receivables) during such month.

            "Defaulted Receivable" means a Receivable (a) as to which any payment, or part thereof, exclusive of any advances made by the Servicer or any Person other than the Obligor, remains unpaid for more than 90 days from the original due date for such payment, (b) as to which the obligor thereof has taken any action, or suffered any event to occur, of the type described in
Section 7.01(f), or (c) which, consistent with the Credit and Collection Policy, has been or should be written off the Borrower's books as uncollectible.

            "Defective Contract" has the meaning assigned to such term in
Section 6.18 of this Agreement.

            "Defective Contract Release Date" has the meaning assigned to such term in Section 6.18 of this Agreement.

            "Delinquency Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (a) the sum of the aggregate Outstanding Balance of all Pledged Receivables that were Delinquent Receivables as of such date, by (b) the aggregate Outstanding Balance of all Pledged Receivables as of the last day of such month.

            "Delinquent Receivable" means a Receivable that is not a Defaulted Receivable and (a) as to which any payment or part thereof, exclusive of any advances made by the Servicer or any Person other than the obligor, remains unpaid for more than 30 days from the original due date for such payment or (b) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent by the Servicer.

            "Depository Institution" means a depository institution or trust company, incorporated under the laws of the United States or any State thereof, that is subject to supervision and examination by federal and/or state banking authorities.

            "Developer" means a Person from which the Originator purchased Receivables and related assets pursuant to a "Contract of Sale of Time Share Receivables with Recourse" substantially in the form of Exhibit D or in such other form as may be acceptable to the Agent (each a "Developer Sale Agreement").

            "Developer Mortgage" means any mortgage or deed of trust or deed to secure debt granted by a Developer to the Originator to secure the Developer's obligations under a Developer

Sale Agreement between the Originator and such Developer encumbering the related Development.

            "Developer Sale Agreement" has the meaning assigned to that term in the definition of "Developer."

            "Development Default Ratio" means at any time, for the Pledged Receivables and Purchased Receivables related to a Development, the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (a) the aggregate Outstanding Balance of all such Pledged Receivables and Purchased Receivables that became Defaulted Receivables at any time during the month then ending plus (without duplication) the amount of all Receivables related to such Development which were written off the books of the Borrower during such month, by (b) the average aggregate Outstanding Balance of all Pledged Receivables and Purchased Receivables (excluding all Defaulted Receivables) during such month, in each case related to such Development.

            "Developments" means each resort or development listed on Schedule IV to this Agreement, as subsequently amended from time to time with the written consent of the Agent.

            "Discount Amount" means at any time an amount equal to:

                  BL   -   BL
                          ----
                          1.05

            where:

            BL  =   the Borrowing Limit in effect on the date of determination.

            "Eligible Assignee" means each of ING Capital, any receivables investment vehicle sponsored by ING Capital or any of its Affiliates, any financial institution providing credit enhancement or liquidity support to the Lender in connection with the transactions contemplated by this Agreement and any Affiliate of any of the foregoing; provided, that, no such financial institution providing credit enhancement or liquidity support to the Lender that is not an Affiliate of ING Capital shall be an Eligible Assignee without the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

            "Eligible Contract" means, except as otherwise approved by the Agent, a Contract:

            (a) (i) where the related VOI or Lot is located in a Development,
      (ii) where the unit for a related VOI is complete and ready for occupancy and is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such unit contains no structural defects materially affecting its value and is in good tenantable condition, (iii) where the related VOI Regime is contiguous to a dedicated, physically-open, all-weather street, and is adequately serviced by public (or private if complying with all material and applicable local laws, regulations and ordinances) water and sewer systems and utilities, (iv) where the related VOI Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such VOI Regime contains no structural defects materially affecting its value, and (v) where there is no legal, judicial or administrative proceeding pending or threatened for the total or partial condemnation of any VOI Regime which would have a material adverse effect on the value of the related VOI Regime or unit;

            (b) where the rights of the Obligor thereunder are subject to declarations, covenants and restrictions of record affecting the related VOI Regime;

            (c) as to which the Borrower has a valid ownership interest in the related VOI or Lot subject only to (i) the interest therein of the Obligor, (ii) the lien of unbilled and unpaid assessments, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, such exceptions appearing of record being consistent with the normal business practices of the Originator or specifically disclosed in the applicable land sales registrations filed with the applicable regulatory agencies, and (iv) other matters to which properties of the same type as those underlying the Contracts are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Contract;

            (d) where (i) if the related VOI or Lot has been deeded to the Obligor of the related Contract, on the date on which the Receivables arising under such Contract were Pledged hereunder, the Borrower had a valid and enforceable first lien Contract Mortgage on such VOI or Lot, which Contract mortgage has been assigned to the Collateral Trustee for the benefit of itself, the Agent and the Lender pursuant to the Contract Conveyance Documents, (ii) if the related VOI or Lot has not been deeded to the Obligor of the related Contracts, on the date on which the Receivables arising under such Contract were Pledged hereunder, the Developer had legal title to such VOI or Lot and the Borrower had an equitable interest in such VOI or Lot underlying the related Contract, which equitable interest has been assigned to the Collateral Trustee pursuant to the Contract Conveyance Documents, and (iii) if any Contract Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, had been properly designated in accordance with applicable law and currently so serves;

            (e) that has a Contract Rate that is equal to or greater than the sum of (i) the thirty day commercial paper index rate set forth in the most recent weekly statistical release designated H.15(519) published by the Board of Governors of the Federal Reserve System (or any successor publication) as of the applicable Cut-off Date with respect to the Receivables arising under such Contract plus (ii) 3.45% (accruing on an actuarial (pre-computed) basis);

            (f) that provides for equal monthly Payments of principal or principal and interest (except for the final monthly Payment which is no greater than 110% of each preceding monthly Payment) which fully amortize the related loan over its term;

            (g) that requires the Obligor to pay the unpaid principal balance on or before April 30, 2008 over an original term of not greater than 120 months and over a remaining term (at the time of pledge to the Lender) of not greater than 84 months;

            (h) where at least two Payments with respect to such Contract have been received by the originator;

            (i) which is not a Defective Contract;

            (j) as to which, if the Contract financed the purchase by the Obligor of Credit Life Insurance, (i) such policy is in full force and effect and has been validly and effectively assigned by way of security, pursuant to all applicable laws, rules and regulations, to the Collateral Trustee, (ii) the full premium therefor has been paid, and (iii) the insurance company issuing such policy is rated at least "All by A.M. Best Company, Inc.;

            (k) the underlying ownership interest which is the subject of such Contract consists of (i) a fixed week, (ii) an undivided interest in fee simple in a lodging unit or group of lodging units at a Development Agent or (iii) such other interest or right with respect to a lodging unit or group of lodging units at a Development that has been approved of by the Agent in writing (including a right to use a lodging unit or group of lodging units at a Development if approved of by the Agent in writing);

            (l) which was originated and has been consistently serviced in accordance with the Credit and Collection Policies;

            (m) which has not been reserved against by the Originator or the Borrower (except for purchase price amounts held back by the Originator pursuant to the terms of a Developer Sale Agreement and for reserves established by the Originator with respect to all Receivables);

            (n) as to which the payment obligation of the Obligor is not subject to any material dispute between the Obligor and any of the Developer, the Borrower, the Servicer and/or the Originator;

            (o) which arises from transactions in a jurisdiction where the Originator is duly qualified to do business in such jurisdiction, if the Originator is required to be qualified to do business in such jurisdiction;

            (p) which have not been canceled or terminated (regardless of whether the Obligor thereof is legally entitled to do so) or declared ineligible by any of the Borrower, the Servicer or the Originator, and constitute legal, valid, binding and enforceable obligations of the Obligors thereof fee from any dispute, offset, counterclaim or defense whatsoever;

            (q) where such Contract had a minimum equity of 10% at origination (calculated using the Sales Price for such Contract and including in such total equity any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract).

            (r) the performance of which has been completed by the Borrower, the related Developer and by all other parties other than the Obligor and there are no executory obligations to be performed thereunder except by the Obligor;

            (s) as to which there is no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract and neither the Borrower nor the originator has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Agent;

            (t) where, if such Contract also financed a policy of Credit Life
      Insurance: (i) the Borrower is the sole assignee of the sole beneficiary of such policy; (ii) the Borrower has the power and authority to pledge its interest as the assignee of the beneficiary of such policy, and it has so pledged its interest to the Collateral Trustee pursuant to an effective assignment; (iii) the Borrower has the sole power and authority to cancel such policy in the event of nonpayment of such Contract and the sole right to receive any unearned premium in the event of cancellation of such policy; and (iv) the Borrower has the power and authority to assign its right to receive any unearned premium with respect to such policy, and it has so pledged its right to the Collateral Trustee pursuant to an effective assignment; and

            (u) where no payment or any part thereof due from the related Developer to the Borrower, the Originator or any Affiliate of the originator (whether pursuant to the related Developer Sale Agreement or otherwise) remains unpaid past the original due date for such payment.

            "Eligible Depository Institution" means a Depository Institution, the short term unsecured senior indebtedness of which is rated at least A-1 by S&P and F-1 by Fitch, if rated by Fitch.

            "Eligible Developer Sale Agreement" means, except as otherwise approved by the Agent, a Developer Sale Agreement:

            (a) entered into with a Developer which is a United States resident (unless otherwise approved of by the Agent in writing and each of S&P and Fitch is notified in writing of such approval), is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

            (b) payment obligations under which are denominated and payable only in United States dollars in the United States;

            (c) the assignment of which (including, without limitation, the sale of an undivided percentage interest therein and the assignment of any Related Security) does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

            (d) which does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto is in violation of any such law, rule or regulation in any material respect; and

            (e) which satisfies all applicable requirements of the Credit and Collection Policy.

            "Eligible Receivable" means, at any time, a Receivable:

            (a) the obligor of which is a United States resident, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

            (b) which is not a Defaulted Receivable or a Delinquent Receivable and the obligor of which is not the Obligor of any Defaulted Receivables;

            (c) unless pledged to secure the initial Borrowing, as to which no payment or any part thereof has remained unpaid for more than 30 days from the original due date for such payment on two or more separate occasions and as to which no payment or any part thereof has remained unpaid for more than 60 days from the original due date for such payment on one or more occasions;

            (d) which arises under an Eligible Contract and which was purchased from a Developer under an Eligible Developer Sale Contract;

            (e) (i) is denominated and payable only in United States dollars in the United States and (ii) no portion of which is payable on account of sales taxes;

            (f) which arises in the ordinary course of the originator's business;

            (g) the assignment of which (including, without limitation, the sale of an undivided percentage interest therein and the assignment of any Related Security) does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

            (h) which has not been compromised, adjusted or modified (including by extension of time or payment or the granting of any discounts, allowances or credits);

            (i) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

            (j) which satisfies all applicable requirements of the Credit and Collection Policy;

            (k) which, if originated prior to June 30, 1994, is insured by the Generali Commercial Lines Policy dated June 13, 1993 (or a comparable policy acceptable to the Agent) for a term not less than five years;

            (l) which has been transferred by the Originator to the Borrower pursuant to the Originator Sale Agreement; and

            (m) which has an Outstanding Balance which is not greater than $30,000.

            "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

            "Event of Default" has the meaning assigned to that term in Section 7.01.

            "Facility Amount" means at any time the sum of (a) the face amount of outstanding commercial paper notes of the Lender issued to fund Loans hereunder plus (b) the amount of Loans allocated to Fixed Periods bearing interest at the Alternative Rate plus (c) to the extent not already included in the face amount of the outstanding commercial paper described in clause (a) above, the accrued and unpaid Yield on the foregoing amounts described in clauses (a) and (b) above, in each case at such time.

            "Facility Fee" has the meaning assigned to that term in Section
2.09.

            "Fitch" means Fitch Investors Service, L.P. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate commercial paper notes of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Agent.

            "Fixed Period" for any outstanding Loans means (a) if Yield in respect of all or any part thereof is computed by reference to the CP Rate, a period of I to and including 90 days and (b) if Yield in respect thereof is computed at the Alternative Rate, a period of 1 to and including 30 days, in each case, as determined pursuant to Section 2.04.

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

            "Gross Eligible Receivables Balance" means, at any time, the aggregate Outstanding Balance of Eligible Receivables which constitute Pledged Receivables or that constitute Purchased Receivables under the Receivables Purchase Agreement.

            "Indemnified Amounts" has the meaning assigned to that term in
Section 9.01.

            "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Receivables and other Pledged Assets pursuant to the Originator Sale Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

            "Issuer" means HLS and any other Lender whose principal business consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

            "Large Receivable" means a Receivable that has an Outstanding Balance greater than $20,000.

            "Large Receivables Limit" means at any time, the portion of the Aggregate Large Receivables Limit that is specified by the Borrower on the latest Monthly Settlement Report as being allocated to this Agreement (as opposed to the Receivables Purchase Agreement); the sum of the Large Receivables Limit under this Agreement and the "Large Receivables Limit" under the Receivables Purchase Agreement shall equal the Aggregate Large Receivables Limit. If the Borrower fails to provide the Servicer with an allocation of the Aggregate Large Receivables Limit, the Large Receivables Limit under this Agreement will equal zero and the "Large Receivables Limit" under the Receivables Purchase Agreement shall equal the Aggregate Large Receivables Limit for such Obligors.

            "Lender" means HLS or any other Person that agrees, pursuant to the pertinent Assignment and Acceptance, to make Loans secured by Pledged Assets pursuant to Article II of this Agreement.

            "Liquidation Fee" means, for the Loans allocated to each Fixed Period (computed without regard to any shortened duration of such Fixed Period as a result of the occurrence of the Termination Date) during which such Loans are repaid (in whole or in part) or the applicable Yield Rate for such Loans is for any reason changed, the amount, if any, by which (a) the Yield (calculated without taking into account any Liquidation Fee) which would have accrued on the amount of the payment of such Loans during such Fixed Period (as so computed) if such payment had not been made or if the applicable Yield Rate had remained unchanged, as the case may be, exceeds (b) the sum of (i) Yield actually received by the Lender in respect of such Loans for such Fixed Period and (ii) if applicable, the income, if any, received by the Lender from the Lender's investing the proceeds of such payments on such Loans.

            "Loan" means a loan made by the Lender to the Borrower pursuant to
Article II.

            "Lock Box" means a post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

            "Lock-Box Account" means an account maintained by the Agent at a bank or other financial institution for the purpose of receiving Collections from the related Lock Box.

            "Lock-Box Bank" means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

            "Lot" means any Development lot related to a Pledged Contract. ., maximum Borrowing Limit" has the meaning assigned to that term in the definition of Borrowing Limit.

            "Minimum Overcollateralization Percentage" means thirty percent
(30%).

            "Monthly Settlement Report" means a report, in substantially the form of Exhibit E, furnished by the Servicer to the Agent for the Lender pursuant to Section 6.07(b).

            "Multiemployer Plan" means a multiemployer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

            "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lender, the Agent, the Servicer, and/or any other Person, arising under or in connection with this Agreement and the other documents or the transactions contemplated thereby (excluding the Receivables Purchase Agreement) and shall include, without limitation, all liability for principal of and interest on the Loans, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under this Agreement, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

            "Obligor" means a Person obligated to make payments pursuant to a Contract.

            "Originator" means Bennett Funding International, Ltd. a Delaware corporation, formerly known as The Processing Center, Inc.

            "Originator Sale Agreement" means the Receivables Purchase and Sale Agreement of even date herewith among the Originator, the Borrower and the Servicer, together with all instruments, documents and agreements executed by the Originator in connection therewith, in each case as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

            "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

            "Overeollateralization Percentage" means at any time the remainder of (a) a fraction, expressed as a percentage, the numerator of which is (i) the sum of (A) the Pledged Receivables Balance plus (B) amounts on deposit in the Spread Account plus (C) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date and the denominator of which is (ii) the Facility Amount minus (b) 100%.

            "Payment" means the scheduled monthly payment of principal and interest on a Contract.

            "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than A-1 or the equivalent thereof from S&P and, if rated by Fitch, not less than F-1 or the equivalent thereof from Fitch;
(c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and maturing no later than go days after the date of acquisition; and (d) commercial paper maturing within 90 days after the date of acquisition and having a rating of not less than A-1 or the equivalent thereof from S&P and if rated by Fitch, not less than F-1 or the equivalent thereof from Fitch.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

            "Pledge" means the pledge of any Receivable pursuant to Article II and or the substitution of any Receivable pursuant to Section 6.18 for any existing Pledged Receivable.

            "Pledged Assets" has the meaning assigned to that term in Section 2.14(a).

            "Pledged Contract" means a Contract under which a Pledged Receivable arises.

            "Pledged Receivable" means any Receivable pledged by the Borrower pursuant to Article II and any Receivable substituted pursuant to Section 6.18 for any existing Pledged Receivable.

            "Pledged Receivables Balance" means, at any time, the remainder of
(a) aggregate outstanding Balance of Eligible Receivables which constitute Pledged Receivables minus (b) the aggregate amounts by which the aggregate Outstanding Balance of any such Eligible Receivables related to each Development exceeds the Concentration Limit with respect to such Development minus (c) the aggregate amounts by which the aggregate Outstanding Balance of any such Eligible

Receivables that are Large Receivables exceeds the Large Receivables Limit minus
(d), if positive, the product of RB x (1 - APP/OBPR), where RB = the aggregate Outstanding Balance of Eligible Receivables which constitute Pledged Receivables at the time, APP = the aggregate purchase price paid or to be paid by the originator pursuant to the Developer Sale Agreements for the Eligible Receivables which constitute Pledged Receivables at such time and OBPR = the aggregate Outstanding Balance of such Pledged Receivables at the time the originator purchased such Pledged Receivables pursuant to the Developer Sale Agreements.

            "Purchased Assets" has the meaning assigned to such term in the Receivables Purchase Agreement.

            "Purchased Rate Cap" has the meaning assigned to such term in certain Sinking Fund Account Agreement dated as of the date hereof among the Originator, the Lender, the Agent, the Collateral Trustee and ING Capital, as calculation agent.

            "Purchased Receivables" has the meaning assigned to such term in the Receivables Purchase Agreement.

            "Receivable" means the indebtedness of any Obligor under a Contract whether constituting an account, chattel paper, instrument or general intangible, (a) which arises from a sale of a VOI or Lot by a Developer and (b) in which the Borrower has acquired an interest pursuant to the Originator Sale Agreement. Each Receivable shall include each Payment and every right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

            "Receivables Purchase Agreement" means the Receivables Purchase Agreement of even date herewith among the Lender, the Agent, the Borrower and the Servicer, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

            "Records" means all Contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Originator Sale Agreement or in which the Borrower has otherwise obtained an interest.

            "Related Security" means with respect to any Receivable:

            (a) the Contract under which such Receivable arose;

            (b the VOIs and Lots relating to such Receivable;

            (c) any Contract Mortgages relating to the Pledged contracts and all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

            (d) all guarantees, indemnities, warranties, letters of credit, insurance policies (including Credit Life Insurance and credit default insurance) and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; provided, however, if any such guarantee, indemnity, warranty, letter of credit, insurance policy, agreement, or arrangement supporting or securing payment of such Receivables support or secure payment of any Receivable which is not a Pledged Receivable, only the portion supporting or securing the Pledged Receivables shall be Related Security;

            (e) the Contract Files and other Records relating to such Receivables;

            (f) the Contract Conveyance Documents and any Developer Mortgages relating to such Receivable;

            (g) all of the Borrower's right and title to, and interest in, the Originator Sale Agreement, the Developer Sale Agreements and the assignment to the Agent of all UCC financing statements filed by the Borrower against the Originator under or in connection with the Originator Sale Agreement; and

            (h) all proceeds of the foregoing.

            "Release Price" means, with respect to a Pledged Contract to be released hereunder, an amount equal to the remaining Outstanding Balance on such Pledged Contract as of the opening of business on the Settlement Date on which the release is to be effected hereunder, together with accrued and unpaid interest thereon at the Contract Rate from the last due date as to which the Obligor paid interest under such Contract.

            "Required Overcollateralization Percentage" means thirty-three percent (33%).

            "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate commercial paper notes of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Agent.

            "Sales Price" means, with respect to any Pledged Receivable, the total purchase price of the related VOI or Lot, including any premium paid in respect of a policy of Credit Life Insurance.

            "Servicer" means at any time the Person then authorized pursuant to
Section 6.01 to service, administer and collect Receivables.

            "Servicer Default" means the defaults specified in Section 8.01 of this Agreement.

            "Servicer Fee" has the meaning assigned to that term in Section
2.09.

            "Servicing Fee Rate" means 1.00% per annum, so long as the originator or any of its Affiliates is the Servicer, and otherwise means the percentage set forth in the Standby Servicer Fee Letter or such other percentage per annum which the Servicer and the Agent may agree upon in writing from time to time.

            "Settlement Date" means July 15, 1995 and thereafter the 15th day of each month; provided that if such day is not a Business Day, the "Settlement Date,, for such month shall he the first Business Day to occur after such 15th day.

            "Spread Account" has the meaning assigned thereto in Section 2.06 of this Agreement.

            "Spread Account Bank" means the bank maintaining the Spread Account.

            "Spread Account surplus Date" has the meaning assigned to that term in Section 2.06(b).

            "Standby Servicer" means The Chase Manhattan Bank N.A. and any substitute Standby Servicer appointed by the Agent pursuant to Section 6.17.

            "Standby Servicer Fee" has the meaning assigned to that term in
Section 2.09(a).

            "Standby Servicer Fee Letter" means the letter agreement dated as of May 25, 1995, between the Standby Servicer and the Agent, as amended or otherwise modified from time to time.

            "Subsequent Borrowing Date" means each Business Day occurring after the initial Borrowing Date on which the Borrower determines, in the exercise of its sole discretion, to request an .additional Borrowing from the Lender and to pledge additional Eligible Receivables to the Lender in respect thereof.

            "Successor Servicer" has the meaning assigned to that term in
Section 8.02(a).

            "Termination Date" means the earliest of (a) May 24, 2000, (b) the date of termination of the Borrowing Limit pursuant to Section 2.03, (c) the date of the declaration or automatic occurrence of the Termination Date pursuant to Section 7.01 and (d) the date on which (i) all of the lenders providing liquidity to the Lender with respect to this Agreement, (ii) all of the commitments of all of the lenders under any agreement evidencing any such liquidity support facility, (iii) any lender providing enhancement support to the Lender with respect to this Agreement or (iv) any commitment of a lender under any agreement evidencing any such enhancement support facility, is/are terminated for any reason and replacement lenders and/or commitments, as the case may be, are not obtained by the Lender prior to such termination.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

            "United States" means the United States of America,

            "VOI" means the underlying ownership interest which is the subject of a Pledged Contract, which ownership interest shall consist of either a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development or such other interest or right with respect to a lodging unit or group of lodging units at a Development that has been approved of by the Agent in writing.

            "VOI Regime" means any of the various interval ownership regimes listed on Schedule V hereto, each of which is an arrangement, established under applicable state law, whereby a designated portion of a Development is made subject to a declaration permitting the transfer of VOIs therein.

            "Yield" means, for all Loans allocated to any Fixed Period during any such Fixed Period, the product of

                  YRT x C x ED
                           ---
                           360

where:

            C = the Loans allocated to such Fixed Period,

            ED = the actual number of days elapsed during such Fixed Period, and

            YRT = the Yield Rate for such Fixed Period;

provided, however that (a) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned by the Lender to the Borrower or any other Person for any reason.

            "Yield Rate" means, for any Fixed Period for all Loans allocated to such Fixed Period:

                  (i) to the extent the Lender will be funding the applicable
            Loan on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period, and

                  (ii) to the extent the Lender will not be funding the
            applicable Loan on the first day of such Fixed period through the issuance of commercial paper, a rate equal to the Alternative Rate for such Fixed Period or such other rate as the Agent and the Borrower shall agree to in writing.

            SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

            SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II.
                            THE RECEIVABLES FACILITY.

            SECTION 2.01. Borrowings. On the terms and conditions hereinafter set forth, the Lender shall make loans ("Loans") to the Borrower secured by Pledged Assets from time to time during the period from the date hereof until the Termination Date. Under no circumstances shall the Lender make Loans if, after giving effect to such Borrowing of Loans, either (a) the overcollateralization Percentage would be less than Required Overcollateralization Percentage or (b) the aggregate Loans outstanding hereunder would exceed the lesser of (i) the Borrowing Limit minus the Discount Amount or (ii) the Capital Limit as determined by reference to the most recent Monthly Settlement Report or Borrowing Date/Spread Account Surplus Settlement Report delivered by the Servicer to the Lender in accordance with Section 6.07 hereof.

            SECTION 2.02. The Initial Borrowing and Subsequent Borrowings.

            (a) Until the occurrence of the Termination Date, the Lender will make Loans on any Business Day at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 and 2.02. After the Collection Date has occurred, the Lender and the Agent, in accordance with their respective interests, shall assign and transfer to the Borrower their respective remaining interest in the Pledged Assets to the Borrower free and clear of any Adverse Claim resulting solely from an act or omission by the Lender or the Agent, but without any other representation or warranty, express or implied.

                  (b) The initial Borrowing and each Subsequent Borrowing shall be made on at least three Business Days' notice from the Borrower to the Agent. Each such notice shall specify (i) the aggregate amount of such Borrowing, which shall be in an amount equal to or greater than $500,000,
      (ii) the date of such Borrowing, (iii) the requested Fixed Period(s) and requested applicable Yield Rate (i.e. CP Rate or Alternative Rate) for such Borrowing, and the allocations of Loans to each such requested Fixed Period and (iv) the Contracts under which the Receivables to be pledged in connection with such Borrowing arose together with an amendment to the Contract Schedule with respect to such contracts (and upon such Borrowing, such Receivables shall be "Pledged Receivables" hereunder). The Agent shall notify the Borrower whether the duration of the initial Fixed Periods and the applicable Yield Rate described in such notice is acceptable or, if not applicable, the Agent shall advise the Borrower of such Fixed Periods and applicable Yield Rate as may be acceptable. On the date of such Borrowing, the Lender shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Borrower in same day funds, the amount of such Borrowing (net of amounts payable to or for the benefit of the Lender to repay Loans on such Borrowing Date pursuant to Section 2.05, as the case may be, by payment to the account which the Borrower has designated in writing with the consent of the Agent.

            (c) It is expressly acknowledged that each Borrowing hereunder shall be made without recourse to the Borrower; provided, however, that the Borrower shall be liable to the Agent and the Lender (i) for all representations, warranties, covenants and indemnifications made by such Borrower pursuant to the terms of this Agreement to the extent described in Section 9.01, (ii) for all obligations to remit any deemed Collections of Pledged Receivables pursuant to Section 2.07, and (iii) for all fees, costs, expenses, taxes and other indemnifications owed under this Agreement.

            (d) The Loans mature on May 24, 2008. All Obligations shall be immediately due and payable on such date.

            SECTION 2.03. Termination or Reduction of the Borrowing Limit. The Borrower may, upon at least five Business Days' notice to the Agent, terminate in whole or reduce in part the portion of the Borrowing Limit that exceeds the greater of the outstanding Loans and the sum of the aggregate Loans plus the Discount Amount; provided, however, that each partial reduction of the Borrowing Limit shall be in an aggregate amount equal to $5,000,000 or an integral multiple thereof.

            SECTION 2.04. Selection of Fixed Periods. At all times hereafter until the Termination Date, the Borrower shall, subject to the Agent's and the Lender's approval and the limitations described below, select (a) Fixed Periods and allocate a portion of the outstanding Loans to each selected Fixed Period, so that the outstanding Loans are at all times allocated to one or more Fixed Periods and (b) Yield Rates to apply to such Loans for such Fixed Periods. The initial Fixed Period(s) and Yield Rate(s) applicable to the Loans arising as a result of the initial Borrowing shall be specified in the notice relating to the Borrowing described in Section 2.02(b). Each subsequent Fixed Period shall commence on the last day of the immediately preceding Fixed Period, and the duration of and Yield Rate applicable to such subsequent Fixed Period shall be such as the Borrower shall select and the Agent shall approve on notice from the Borrower received by the Agent (including notice by telephone, confirmed in writing) not later than 12:30 P.M. (New York City time) on such last day, except that if the Agent shall not have received such notice before 12:30 P.M. or the Agent and the Borrower shall not have so mutually agreed before 2:00 P.M. (New York City time) on such last day, such Fixed Period shall be one day and the applicable Yield Rate shall be the Alternative Rate, until the Agent receives notice from the Borrower requesting a Fixed Period and applicable Yield Rate, which, if accepted by the Agent, shall be the Fixed Period and the applicable Yield Rate; provided, that, notwithstanding the foregoing, on and after the occurrence of any Event of Default (unless waived in accordance with the terms and conditions hereof), the Lender shall cease to issue commercial paper notes to fund and maintain Loans hereunder and the applicable Yield Rate shall be the Alternative Rate. Any Fixed Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day. Any Fixed Period which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date. On or after the Termination Date, the Agent shall have the right to allocate outstanding Loans to Fixed Periods of such duration as shall be selected by the Agent. The Lender shall, on the first day of each Fixed Period, notify the Agent of the Yield Rate for the Loans allocated to such Fixed Period.

            SECTION 2.05. Settlement Procedures. The Servicer, as agent for the Agent and the Lender, will instruct the Agent's Bank, and the Agent may instruct the Agent's Bank, to apply funds on deposit in the Agent's Account and the Spread Account as described in this Section 2.05, subject to the provisions of
Section 2.13(b) of the Receivables Purchase Agreement.

            (a) Yield and Liquidation Fees. The Servicer shall, and the Agent may, on each Business Day (including any Settlement Date), direct the Agent's Bank to set aside in the Agent's Account for transfer at the further direction of the Lender or the Agent or any other duly authorized agent of the Lender (whether on such day or on a subsequent day) an amount equal to the Yield through such day on the Loans allocable to the Lender and not so previously set aside and the amount of any unpaid Liquidation Fees owed to the Lender on such day. On the last day of each Fixed Period, the Agent shall notify the Servicer of, and direct the Agent's Bank to pay, such funds to be paid to the Lender in respect of full payment of accrued Yield for such Fixed Period. on any Business Day on which an amount is set aside in respect of Liquidation Fees pursuant to this
      Section 2.05(a), the Agent shall direct the Agent's Bank to pay such funds to the Lender in payment of such Liquidation Fees.

            (b) Fixed Period Loan Repayment. The Servicer shall, and the Agent may, on the last day of each Fixed Period that is not a Settlement Date, direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the aggregate amounts that would, if such last day was a Settlement Date, be set aside on such Settlement Date to pay amounts pursuant to Section 2.05(a) and 2.05(c)(i)-(vii), to pay the Agent for the account of the Lender in prepayment of the Loans, an amount equal to the aggregate Loans allocated to such Fixed Period or, prior to the Termination Date, if lower, an amount equal to the excess, if any, of aggregate Loans immediately prior to such distribution over the Capital Limit on such date (without giving effect to amounts on deposit in the Agent's Account on such date that would otherwise be included in the calculation of the Capital Limit but after giving effect to any Borrowing made on such date and any other distributions of amounts on deposit in the Agent's Account or the Spread Account made on such date).

            (c) Settlement Date Transfers from Agent's Account. The Servicer shall, and the Agent may, on each Settlement Date direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the aggregate amounts set aside on such Settlement Date pursuant to Section 2.05(a), in the following amounts and priority:

                  (i) to the Borrower, any monies held in the Agent's Account that are not

            Collections and that are to be remitted to the Borrower pursuant to
            Section 6.03;

                  (ii) to the Agent for the account of the Lender in an amount equal to (and for payment of) the Facility Fee which has accrued and is unpaid as of the last day of the preceding month;

                  (iii) if neither the Borrower nor the originator, nor any
            Affiliate of either of them, is the Servicer, to the Agent for the account of the Servicer in an amount equal to the Servicer Fee which is accrued and unpaid as of the last day of the preceding month;

                  (iv) to the Spread Account in an amount equal to the Borrowing
            Base Deficiency (if any) as of such Settlement Date;

                  (v) so long as no Borrowing Base Deficiency shall exist or would be created by such transfer, to the Agent for the account of the Servicer (if the Servicer is the Borrower, the Originator or any Affiliate of either of them) in an amount equal to the Servicer Fee which is accrued and unpaid as the last day of the preceding month;

                  (vi) so long as no Borrowing Base Deficiency shall exist or would be created by such transfer, to the Agent for the account of the Lender in an amount equal to the aggregate amount of all other obligations of the Borrower to the Lender hereunder other than Yield, Liquidation Fees and the amounts described in clauses (i) through (iv) above;

                  (vii) prior to the Termination Date if such Settlement Date is a Borrowing Date, to the Borrower in an amount equal to the Loan to be made hereunder on such date (which amount shall constitute a Loan hereunder to the same extent as if such amount had been advanced directly by the Lender to the Borrower on such date);

                  (viii) to the Agent for the account of the Lender in repayment of Loans (A) prior to the Termination Date, in an amount equal to the Borrowing Base Surplus on such date, if any, immediately prior to such distribution (without giving effect to amounts on deposit in the Agent's Account on such date that would otherwise be included in the calculation of the Borrowing Base Surplus but after giving effect to any Borrowing made on such date and any other distributions of amounts on deposit in the Agent's Account or the Spread Account made on such date) and (B) on and after the Termination Date, in an amount necessary to repay the Loans in full; and

                  (ix) on and after the Termination Date, to the Agent for the account of the Lender in an amount necessary to reduce outstanding Capital and other amounts due under the Receivables Purchase Agreement to zero;

                  (x) to the Borrower, any remaining amounts.

Upon its receipt of funds pursuant to clause (ii) above in respect of the Facility Fee, the Agent shall retain a portion thereof in the amount of the accrued and unpaid Agent's Fee, and a portion thereof in the amount of the accrued and unpaid Standby Servicer Fee (each as of the last day of the preceding month) and shall apply the balance of funds as directed by the Lender. Upon its receipt of funds pursuant to clause (iii) or (v) above, the Agent shall distribute such funds to the Servicer in payment of any accrued and unpaid Servicer Fee. Upon its receipt of funds pursuant to clause (vi) above, the Agent shall apply such funds as directed by the Lender or as otherwise provided in this Agreement.

            (d) Borrowing Date Transfers. The Servicer shall, and the Agent may, on each Borrowing Date that is not a Settlement Date direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the Carrying Cost Reserve Amount as of such Borrowing Date, to the Borrower (which amount shall constitute a Loan hereunder to the same extent as if such amount had been advanced directly by the Lender to the Borrower on such date).

            (e) Application of Spread Account Monies. To the extent that there are insufficient available funds on deposit in the Agent's Account for the payment of the amounts payable pursuant to Section 2.05(a), 2.05(c)(ii)-(iii) and 2.05(c!)(vi), funds shall be withdrawn by the Collateral Trustee from the Spread Account to the extent of such insufficiency, solely upon the direction of the Agent, to be used solely for the purposes and in the order of priority set forth at Section 2.05(a) and 2.05(c)(ii)-(iii) and 2.05(c)(vi) hereof, giving effect to the terms thereof as if each reference therein to the "Agent's Account" was, instead, a reference to the Spread Account and on and after the Termination Date, funds may be withdrawn from the Spread Account by the Collateral Trustee and deposited into the Agent's Account to be applied in accordance with Section 2.05(a)-(c).

            (f) Borrower Deficiency Payments. Notwithstanding anything to the contrary contained in this Section 2.05 or in any other provision in this Agreement, if, on any Business Day the outstanding amount of Loans shall exceed the lesser of (i) the Borrowing Limit minus the Discount Amount or
      (ii) the Capital Limit, then, the Borrower shall remit to the Agent, prior to any Borrowing and in any event no later than the close of business of the Agent on the next succeeding Business Day, a payment (to be applied by the Agent in its sole discretion either to fund the Spread Account or to repay Loans allocated to Fixed Periods selected by the Agent, in its sole discretion) in such amount as may be necessary to reduce outstanding Loans to an amount less than or equal to the lesser of (i) the Borrowing Limit minus the Discount Amount and (ii) the Capital Limit.

            SECTION 2.06. Spread Account.

            (a) On or prior to the initial Borrowing Date, the Agent shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Trustee for the benefit of the Agent and the Lender and their respective assigns, a cash collateral account (the "Spread Account"). The Spread Account shall be a subaccount within a special account maintained with a Depository Institution which is an Eligible

      Depository Institution (provided, however, that the Depository Institution at which such Spread Account is established and maintained need not be an Eligible Depository Institution in the event that the Spread Account is maintained as a fully segregated trust account with the trust department of such Depository Institution) but shall be under the sole dominion and control of, and in the name of, the Collateral Trustee.

            (b) Prior to the occurrence of the Termination Date, on at least three Business Days' notice from the Borrower to the Agent, the Borrower may, on any Business Day that is not a Settlement Date (each such day a "Spread Account Surplus Date") (provided that a Spread Account Surplus Date shall occur no more frequently than once a week), instruct the Servicer to instruct the Spread Account Bank to transfer from the Spread Account to the Borrower, an amount of funds held in the Spread Account which shall in no event be greater than (i) the Borrowing Base surplus (if any) on such Spread Account Surplus Date, if such Spread Account Surplus Date is the Business Day next succeeding a Settlement Date or (ii) the excess of the Borrowing Base Surplus (if any) over the Carrying Cost Reserve Amount on such Spread Account Surplus Date, if such Spread Account Surplus Date is not on such a Business Day (any such amount of funds, the "Spread Account Excess"). The Borrower, in making any such instructions for the transfer of funds from the Spread Account, shall simultaneously provide each of the Agent and the Spread Account Bank with a copy of a Borrowing Date/Spread Account Surplus Settlement Report together with a certificate of an officer of the Borrower as to the existence and size of any Spread Account Excess.

            (c) Any funds remaining in the Spread Account after the Collection Date has occurred shall be remitted to the Borrower or as otherwise required by law.

            SECTION 2.07. Special Settlement Procedures. If on any day the Outstanding Balance of any Pledged Receivable is reduced or canceled as a result of a setoff in respect of any claim by the obligor thereof against the Originator, the Borrower, the related Developer or any other Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Borrower shall be deemed to have received on such day a Collection of such Pledged Receivable in the amount of such reduction, cancellation or adjustment. If on any day any of the representations or warranties in Section 4.01(h) is no longer true with respect to a Pledged Receivable, the Borrower shall be deemed to have received on such day a Collection of such Pledged Receivable in full.

            SECTION 2.08. Payments and Computations, Etc.

            (a) All amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Borrower shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited within one Business Day after the date such amounts are due hereunder (whether owing by the Borrower individually or as Servicer) at 2%- per annum above the Alternative Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to the Lender, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to the Lender. Any Obligation hereunder shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or returned by the Lender to the Borrower or any other Person for any reason. All computations of interest and all computations of Yield, Liquidation Yield, Liquidation Fee and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

            (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be.

            (c) If any Borrowing requested by the Borrower and approved by the Lender and the Agent pursuant to Section 2.02 or any selection of a subsequent Fixed Period and applicable Yield Rate for any Loans allocated to such Fixed Period requested by the Borrower and approved by the Agent pursuant to Section 2.04 is not for any reason whatsoever made or effectuated (other than through the sole fault of the Lender and/or Agent), as the case may be, on the date specified therefor, the Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by the Lender), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain such Loans during such Fixed Period.

            SECTION 2.09. Fees. (a) The Borrower shall pay the Lender (either directly or through the Agent) certain fees (the "Facility Fee") in the amounts and on the dates set forth in a fee letter executed between the Borrower and the Lender. The Lender shall pay to the Agent, for its own account, certain fees (the "Agent's Fee") in the amounts and on the dates set-forth in a fee letter executed between the Lender and the Agent. The Lender shall pay to the Standby Servicer out of the Facility Fee, a collection fee (the "Standby Servicer Feel,) in the amounts and on the dates set forth in the Standby Servicer Fee Letter.

            (b) The Lender shall pay to the Servicer a collection fee (the "Servicer Fee") equal to the Servicing Fee Rate on the daily average aggregate Outstanding Balance of Pledged Receivables other than Defaulted Receivables, from the date hereof until the later of the Termination Date or the Collection Date, payable on each Settlement Date.

            (c) All of the fees payable pursuant to this Section 2.09 shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05.

            SECTION 2.10. Increased Costs; Capital Adequacy; Illegality.

            (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by the Lender or any affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any tax (except for taxes on the overall net income of such Affected Party), duty or other charge with respect to the Pledged Assets, the obligation to make Loans hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Yield), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting the Pledged Assets or the Lender's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Pledged Assets, any obligation to make Loans hereunder, any of the Lender's rights hereunder, or any payment made hereunder. The Lender agrees that it will use its best efforts to reduce or eliminate any claim for compensation pursuant to this Section 2.10(a), provided that nothing contained herein shall obligate the Lender to take any action which, in the opinion of the Lender, is unlawful or otherwise disadvantageous to the Lender.

            (b) If either (i) the introduction of or any change in .or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

            (c) If as a result of any event or circumstance similar to those described in

      Section 2.10(a) or 2.10(b), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Loans hereunder, then within ten days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

            (d) In determining any amount provided for in this Section 2.10, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.10 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error. As of the date hereof, the Lender certifies that to the best of its knowledge, there is no event or circumstance that would lead the Lender to make a claim under this Section 2.10.

            SECTION 2.11. Taxes.

            (a) Any and all payments by the Borrower or the Servicer hereunder shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Lender and the Agent, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on the Lender or the Agent by the state or foreign jurisdiction under the laws of which the Lender or the Agent (as the case may be) is organized or conducts business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or the Servicer shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender or the Agent, (i) the Borrower shall make an additional payment to the Lender or the Agent, as the case may be, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11), the Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Servicer, as the case may be, shall make such deductions and (iii) the Borrower or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) The Borrower will indemnify the Lender and the Agent for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by the Lender or the Agent (as the case may be) in connection with the Pledged Assets, any obligation to make Loans hereunder, or any other payment made to the Lender and/or the Agent hereunder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that the Lender or the Agent, as appropriate, making a demand for indemnity payment shall provide the Borrower, at its address referred to in Section 10.02, with a certificate from the relevant taxing authority or from a responsible officer of the Lender or the Agent stating or otherwise evidencing that the Lender or the Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Lender or the Agent (as the case may be) makes written demand therefor.

            (c) Within 30 days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Agent, at its address referred to in Section 10.02, appropriate evidence of payment thereof.

            (d) If the Lender is not created or organized under the laws of the United States or a political subdivision thereof, the Lender shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrower (with, in the case of the Lender, a copy to the Agent) (i) within 15 days after the date hereof, or, if later, the date on which the Lender becomes a Lender pursuant to Section 10.04 hereof, two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Borrower to make payments hereunder for the account of the Agent or the Lender, as the case may be, without deduction or withholding of United states federal income or similar taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.11(d), copies (in such numbers as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Borrower to make payments hereunder for the account of the Agent or the Lender, as the case may be, without deduction or withholding of United States federal income or similar taxes.

            (e) For any period with respect to which the Lender or the Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in Section 2.11(d) (other than if such failure is due to a change in law occurring after the date of this Agreement), the Agent or the Lender, as the case may be, shall not be entitled to indemnification under Section 2.11(a) or 2.11(b) with respect to any Taxes.

            (f) Within 30 days of the written request of the Borrower therefor, the Agent and the Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of taxes remitted hereunder.

            (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Loans hereunder, the Lender is required to compensate a bank or other financial institution in respect of taxes under circumstances similar to those described in this Section 2.11 or under Section 10.07(b) then within ten days after demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as may be necessary to reimburse the Lender for any amounts paid by it.

            (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the parties contained in this Section 2.11 shall survive the termination of this Agreement.

            SECTION 2.12. Assignment of the Originator Sale Agreement. The Borrower hereby assigns to the Agent, for the benefit of the Lender hereunder, all of the Borrower's right and title to and interest in the Originator Sale Agreement with respect to the Pledged Receivables and Pledged Assets. The Borrower confirms and agrees that the Agent shall have, following an Event of Default, the sole right to enforce the Borrower's rights and remedies under the Originator Sale Agreement with respect to the Pledged Receivables and the Pledged Assets for the benefit of the Lender (including, without limitation the Borrower's right to enforce the Originator's rights and remedies under the Developer Sale Agreements), but without any obligation on the part of the Agent, the Lender or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Originator Sale Agreement. In addition, the Borrower confirms and agrees that the Borrower will send to the originator any notice requested by the Agent of any "Event of Termination" under the Originator Sale Agreement or any event or occurrence that would, upon notice to the originator or upon the passage of time or both, would be such an "Event of Termination." The Borrower further confirms and agrees that such assignment to the Agent shall terminate upon the Collection Date; provided, however, that the rights of the Agent and the Lender pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Originator Sale Agreement, which rights and remedies survive the termination of the Originator Sale Agreement, shall be continuing and shall survive any termination of such assignment.

            SECTION 2.13. Payment of Support Obligations. (a) As used in this
Section 2.13, the following terms shall have the following meanings:

            "Secured Parties" means the Agent and the Lender and their respective successor and assigns.

            "Support Obligations" has the meaning assigned to that term in
Section 2.13(b).

            "Supporting Collateral" has the meaning assigned to that term in
Section 2.14(b).

            "Supporting Receivables" means, at any time after the Trigger Date under the Receivables Purchase Agreement, all outstanding Purchased Receivables at such time.

            "Trigger Date" means, the date following the Termination Date under the Receivables Purchase Agreement and this Agreement on which (i) the outstanding Loans have been reduced to lot or less of the principal amount of the Loans that were outstanding hereunder on the Termination Date or (ii) the outstanding Capital under the Receivables Purchase Agreement has been reduced to lot or less of the principal amount of the Capital that was outstanding under the Receivables Purchase Agreement on the Termination Date.

            "Unused Collections" means, with respect to the Receivables Purchase Agreement, an amount equal to the aggregate amount of "Collections" with respect to Purchased Assets under the Receivables Purchase Agreement, which were received after the Termination Date under the Receivables Purchase Agreement but on or prior to the Trigger Date and which were not applied against Capital and the other amounts payable under the Receivables Purchase Agreement.

            (b) To support the prompt recovery in full of all the Obligations hereunder, the Borrower hereby unconditionally and irrevocably agrees to pay to the Agent, for the benefit of the Secured Parties, (and the Servicer, as agent for the Agent and the Purchaser, will instruct the Agent's Bank, and the Agent, in the absence of the Servicer's instruction, may instruct the Agent's Bank, to apply funds on deposit in the "Agent's Account" under the Receivables Purchase Agreement to pay) the amounts described in the following sentences of this Section 2.13(b) at the times therein specified for payment of such amounts. In the event that there shall be outstanding and to the extent of any Obligations, the Borrower shall pay or cause to be paid to deposited into the Agent's Account (such payment obligations, the "Support Obligations") (and the Servicer, as agent for the Agent and the Borrower, will instruct the Agent's Bank, and the Agent, in the absence of the Servicer's instruction, may instruct the Agent's Bank, to apply funds on deposit in the "Agent's Account" under the Receivables Purchase Agreement to pay such Support obligations), (a) on the Trigger Date, all Unused Collections and (b) thereafter, on each day an amount equal to the product of (i) all Collections of Supporting Receivables not previously remitted to the Agent's Account multiplied by
      (ii) the ratio of (A) outstanding Loans on such day to (B) the sum of outstanding Capital and outstanding Loans on such day. All amounts remitted to the Agent's Account pursuant to this Section 2.13 shall be applied to such Obligations as provided in Section 2.05(a)-(c). The Borrower's payment obligations under this Section 2.13 shall terminate on the Collection Date.

            (c) Each of the Borrower and the Servicer hereby acknowledges and agrees that its representations, warranties, covenants, agreements, undertakings and obligations set forth in the Receivables Purchase Agreement with respect to the Supporting Collateral shall remain binding and in full force and effect for purposes hereof until the Collection Date under the Receivables Purchase Agreement.

            SECTION 2.14. Grant of a Security Interests.

            (a) To secure the prompt and complete payment when due of the obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby assigns and pledges to the Agent and grants to the Agent, on behalf of the Lender and the Agent (and their respective successors and assigns), a security interest in all of the Borrower's right, title and interest in and to all of the following property and interests in property (collectively, the "Pledged Assets"), whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located;

                  (i) all Pledged Receivables, together with all Related
            Security, Contracts, Records and other Pledged Assets related thereto, including, without limitation, all Collections and other monies due and to become due to the Borrower in respect of any Receivable and any security therefor received on or after the applicable Cut-Off Date;

                  (ii) all right, title and interest of the Borrower in, to and under the Originator Sale Agreement, including, without limitation, all monies due and to become due to the Borrower under or in connection therewith;

                  (iii) all right, title and interest of the Borrower in, to and under all Purchased Rate Caps;

                  (iv) the Agent's Account, lock boxes, Lock-Box Accounts, and all other bank and similar accounts relating to the collection of Pledged Receivables and all funds held therein or in such other accounts, and all income from the investment of funds in the Agent's Account and such other accounts; and

                  (v) all proceeds of the foregoing property described in
            clauses (i) through (iv) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Pledged Assets.

            (b) To secure payment and performance of the Support Obligations, Borrower hereby grants to the Agent, for its benefit and the benefit of the other Secured Parties, a security interest in all of the Borrower's right, title and interest in and to all now owned or existing and from time to time hereafter arising or acquired Purchased Assets under the Receivables Purchase Agreement (the "Supporting collateral").

            SECTION 2.15. Evidence of Debt. The Lender shall maintain an account or accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Loan owing to the Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The entries made in such account(s) of the Lender shall be conclusive and binding for all purposes, absent manifest error.

                                  ARTICLE III.
                              CONDITIONS OF LOANS.

            SECTION 3.01. Conditions Precedent to Initial Borrowing. The initial Borrowing hereunder is subject to the condition precedent that the Agent shall have received on or before the date of such Borrowing the items listed in
Schedule VI, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent and the Lender.

            SECTION 3.02. Conditions Precedent to Al Borrowings and Remittances of Collections. Each Borrowing (including the initial Borrowing) from the Borrower by the Lender shall be subject to the further conditions precedent that
(a) with respect to any such Borrowing (other than the initial Borrowing) on or prior to the date of such Borrowing, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, a completed Monthly Settlement Report or Borrowing Date/Spread Account Surplus Settlement Report containing information accurate as of a date no more than three Business Days prior to the date of such Borrowing and containing such additional information as may be reasonably requested by the Agent; (b) on the date of such Borrowing, the following statements shall be true, and the Borrower by accepting the amount of such Borrowing shall be deemed to have certified that:

                  (i) The representations and warranties contained in Section
            4.01 are correct on and as of such day as though made on and as of such date (including, without limitation, that the Receivables to be Pledged on such date are Eligible Receivables),

                  (ii) No event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default or an Event of Termination under the Receivables Purchase Agreement,

                  (iii) On and as of such day, after giving effect to such
            Borrowing, the (A) Overcollateralization Percentage equals or exceeds the Required Overcollateralization Percentage and (B) aggregate outstanding Loans do not exceed the lesser of (x) the Borrowing Limit minus the Discount Amount, or (y) the Capital Limit, and

                  (iv) No law or regulation shall prohibit, and no order,
            judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Loans by the Lender in accordance with the provisions hereof,

            (c) Agent's receipt of a notice from the Collateral Trustee confirming that the Collateral Trustee has received; (i) all Contracts, promissory notes and any deed of titles contained in the Contract Files required to be delivered to it pursuant to Section 5.01(h), (ii) a timely copy of the notice of Borrowing delivered to the Agent pursuant to Section 2.02, appropriately filled-out and executed by the Borrower and (iii) an amendment to the Contract Schedule required pursuant to Section 2.02 (any such notice to be sent by the Collateral Trustee to the Agent only after the Collateral Trustee's receipt of such items).


                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES.

            SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

            (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

            (b) The execution, delivery and performance by the Borrower of this Agreement, the Originator Sale Agreement and all other documents to be delivered by it hereunder or thereunder, including the Borrower's use of the proceeds of Loans, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene
      (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower, (iii) any contractual restriction binding on ox affecting the Borrower or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Lender or the Agent for the benefit of the Lender with respect to the Pledged Receivables and related Pledged Assets); and no transaction contemplated hereby or by the Originator Sale Agreement requires compliance with any bulk sales act or similar law. This Agreement and the Originator Sale Agreement have each been duly executed and delivered by the Borrower.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, the Originator Sale Agreement or any other document or instrument to be delivered hereunder or thereunder, except for the filing of the UCC financing statements described in Schedule VI, all of which financing statements have been duly filed and are in full force and effect.

            (d) This Agreement, the Originator Sale Agreement and each other document or instrument to be delivered by the Borrower hereunder or thereunder constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.

            (e) To the knowledge of the Borrower, the consolidated balance sheets of the Originator and its consolidated subsidiaries as at December 31, 1994 and March 31, 1995, and the related statements of income, shareholders, equity and cash flows for the fiscal year and fiscal quarter then ended, copies of which have been furnished to the Agent, fairly present, in all material respects, the consolidated financial condition of the Originator and its consolidated subsidiaries as at such date and the consolidated results of the operations of the Originator and its consolidated subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and since December 31, 1994 there has been no material adverse change in any such condition or operations.

            (f) There is no pending or to the knowledge of the Borrower, threatened, action or proceeding affecting the Borrower or to the knowledge of the Borrower, the Originator or any other subsidiaries of the Originator before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Originator, the Borrower or any other subsidiaries of the Originator or the ability of the Originator to perform its obligations under the originator sale Agreement or the ability of the Borrower to perform its obligations under this Agreement. None of the Borrower, and, to the knowledge of the Borrower, the Originator or any subsidiary of the originator is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the originator, the Borrower or any other subsidiary of the Originator.

            (g) No proceeds of any Loans will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, at; amended.

            (h) Each Receivable, together with the Contract related thereto, shall, at-all times, be owned by the Borrower free and clear of any Adverse Claim except as provided herein or in the Receivables Purchase Agreement, and upon each Borrowing, the Lender shall acquire a valid and perfected first priority security interest in each Pledged Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder or under the Receivables Purchase Agreement. No effective financing statement or other instrument similar in effect covering any Receivable or the Related Security or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Agent relating to this Agreement or the Receivables Purchase Agreement.

            (i) As of the close of business on each Business Day prior to the Termination Date, the aggregate amount of Loans outstanding shall not exceed the lesser of (x) the Borrowing Limit minus the Discount Amount on such Business Day or (y) the Capital Limit on such Business Day.

            (j) No Monthly Settlement Report, Borrowing Date/Spread Account Surplus Settlement Report, Commercial Paper Settlement Report (each if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Agent or the Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or the Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

            (k) The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in Section 10.02 hereof (or at such other locations as to which the notice and other requirements specified in Section 6.09 shall have been satisfied).

            (l) The names and addresses of all the Lock-Box Banks, together with the account numbers of all Lock-Box Accounts of the Borrower at such Lock-Box Banks, the address of each Lock-Box, and the names, addresses and account numbers of all accounts to which collections of the Receivables outstanding before the initial Borrowing hereunder have been sent, are specified in Schedule VII (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof).

            (m) Except as described in Schedule VIII, the Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

            (n) The Originator Sale Agreement is the only agreement pursuant to which the Borrower purchases Receivables; the Borrower has furnished to the Agent true, correct and complete copies of the Originator Sale Agreement; and the Originator Sale Agreement is in full force and effect and no event or circumstance has occurred that would constitute an Event of Default pursuant to Section 7.01(i).

            (o) The Borrower shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Borrower of the Receivables and Related Security under the Originator Sale Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Borrower, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

            (p) The Certificate of Incorporation of the Borrower includes substantially the provisions set forth on Exhibit G hereto, and the Originator has confirmed in writing to the Borrower that, so long as the Borrower is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws. Each of the Borrower and the Originator has been advised in writing by its counsel that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the assets of the Borrower available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

            (q) The Borrower is solvent; at the time of (and immediately after) each transfer by the Originator to the Borrower under the Originator Sale Agreement, the Borrower shall have been solvent; and at the time of (and immediately after) each Borrowing hereunder, the Borrower shall have been solvent.

            (r) The Borrower accounts for the transfers to it from the Originator of interests in Receivables, Related Security and collections under the Originator Sale Agreement as sales of such Receivables, Related Security and Collections in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

            (s) The sole and exclusive business of the Borrower is the purchase of Receivables and Related Security pursuant to the Originator Sale Agreement for its own account and for resale to the Lender pursuant to the terms of the Receivables Purchase Agreement.

            (t) The Borrower is operated as an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Borrower), and the Borrower hereby acknowledges that the Agent and the Lender are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

            (u) To the best knowledge of the Borrower, each VOI Regime related to a Pledged Contract is now, and at all times during originator's (or any Affiliate of Originator's) ownership thereof has been, free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"), including, without limitation, any PCB, radioactive substance, methane, volatile hydrocarbons, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Hazardous Waste"). To the knowledge of the Borrower, neither the Originator nor any Affiliate of the Originator has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Hazardous Waste onto any property adjoining any of the VOI Regimes, and, to the best knowledge of the Borrower, neither the Originator nor any Affiliate of the Originator nor any Obligor or occupant of all or part of any of the VOI Regimes, is now or has been involved in operations at any VOI Regime which could lead to liability for the Originator, the Borrower, any other Affiliate of the Originator or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

To the best knowledge of the Borrower, except as set forth on Schedule IX, each Development related to a Pledged Contract is now, and at all times has been free of contamination from any substance, material or waste identified as toxic or hazardous according to the Environmental Laws, including, without limitation, Hazardous Waste. To the knowledge of the Borrower, except as set forth on
Schedule IX, neither the Originator nor any Affiliate of the Originator has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Hazardous Waste onto any property adjoining any of the Developments, and to the best knowledge of the Borrower neither the Originator nor any Affiliate of the Originator nor any Obligor or occupant of all or part of any of any Development is now or has been involved in operations at any Development which could lead to liability for the Originator, the Borrower, any other Affiliate of the Originator or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule IX will have a material adverse effect on the value of the Pledged Assets or the interest of the Agent and the Lender therein or an adverse effect on the Lender or the Agent.

            (v) The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940.

            SECTION 4.02. Representations and Warranties of the Lender. The Lender represents and warrants as follows:

            (a) The Lender is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

            (b) The execution, delivery and performance by the Lender of this Agreement and all other documents to be delivered by it hereunder or thereunder, are within the Lender's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Lender's charter or by-laws, (ii) any law, rule or regulation applicable to the Lender, (iii) any contractual restriction binding on or affecting the Lender or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Lender or its property. This Agreement has been duly executed and delivered by the Lender.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Lender of this Agreement or any other document or instrument to be delivered hereunder.

            (d) This Agreement and each other document or instrument to be delivered by the Lender hereunder constitute the legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.


                                   ARTICLE V.
                       GENERAL COVENANTS OF THE BORROWER.

            SECTION 5.01. General Covenants.

            (a) Compliance with Laws; Preservation of Corporate Existence. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

            (b) Sales, Liens, Etc. Except as otherwise provided herein or in the Receivables Purchase Agreement, the Borrower will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse claim upon or with respect to, any Receivable or the related Contract, Collections or Related Security, or upon or with respect to any Lock-Box Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Adverse Claim upon or with respect to any of the Borrower's assets.

            (c) General Reporting Requirements. The Borrower will provide to the Agent (with a copy for the Lender) (and to S&P and Fitch, with respect to items described in clause (vii)) the following:

                  (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a balance sheet of the Borrower and the related statements of income, shareholders' equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Borrower;

                  (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the balance sheet of the Borrower and the related statements of income, shareholders' equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and reported on by nationally recognized independent public accountants acceptable to the Agent;

                  (iii) as soon as received from the Originator and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Originator, to the extent received from the Originator, consolidated balance sheets of the Originator and its consolidated subsidiaries and the related statements of income, shareholders, equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP consistently applied and certified by a senior financial officer of the Originator;

                  (iv) as soon as received from the Originator and in any event within 120 days after the end of each fiscal year of the Originator, to the extent received from the Originator, a copy of the consolidated balance sheets of the Originator and its consolidated subsidiaries and the related statements of income, shareholders, equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and reported on by nationally recognized independent public accountants acceptable to the Agent;

                  (v) promptly after the receipt thereof, copies of all reports which the

            Originator sends to any of its securityholders and copies of all reports and registration statements which the Originator files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling securityholders;

                  (vi) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower or any ERISA Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Borrower or any ERISA Affiliate receives from such Corporation;

                  (vii) as soon as possible and in any event within five days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                  (viii) promptly following receipt thereof, copies of all
            financial statements, settlement statements, portfolio and other reports, notices, disclosures, certificates, budgets and other written material delivered or made available to the Borrower by the originator pursuant to the terms of the originator Sale Agreement; and

                  (ix) promptly following the Agent's request therefor, such other information respecting the Receivables or the conditions or operations, financial or otherwise of the Borrower as the Agent may from time to time request in order to protect the interests of the Agent or the Lender in connection with this Agreement.

            (d) Merger, Etc. The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

            (e) Accounting of Originator Sale Agreement Purchases. The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Originator Sale Agreement in any manner other than the sale of Receivables and Related Security by the Originator to the Borrower.

            (f) Nature of Business. The Borrower will engage in no business other than the purchase of Receivables and Related Security from the originator, the resale of such Receivables and Related Security to the Lender and the other transactions permitted or contemplated by this Agreement and the Receivables Purchase Agreement.

            (g) Originator Receivables. With respect to each Receivable acquired by the Borrower from the originator, the Borrower will (i) acquire such Receivable pursuant to and in accordance with the terms of the Originator Sale Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Receivable, including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) against the originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and
      (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Receivables and other Pledged Assets related thereto.

            (h) Possession. On or immediately prior to the initial Borrowing Date and each Subsequent Borrowing Date (if any), the Borrower shall deliver to the collateral Trustee each original Pledged Contract and each promissory note and other instrument in the related Contract File, and mark, and cause the originator to mark the portions of the computer files relating to the Pledged Receivables pledged on such date to the Lender to clearly and unambiguously indicate that such Pledged Receivables constitute part of the Pledged Assets in which a security interest has been granted by the Borrower in accordance with the terms of this Agreement.

            (i) Maintenance of Separate Existence. The Borrower will do all things necessary to maintain its corporate existence separate and apart from the Originator and all other Affiliates of the Borrower, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate corporate books and records; (ii) maintaining at least one corporate director and one corporate officer who is not an officer, director or employee of any of its Affiliates; (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (E) having obligations guaranteed by its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (vi) maintaining all of its financial records separate and apart from those of any other Person and ensuring that any of the Originator's consolidated financial statements or other public information for the Borrower and its Affiliates on a consolidated basis contain appropriate disclosures concerning the Borrower's separate existence; (vii) compensating all its employees, officers, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, consultants and agents of such Affiliate, out of its own funds; (viii) maintaining office space separate and apart from that of any of its Affiliates (even if such office space is subleased from or is on or near premises occupied by any of its Affiliates) and a separate telephone number which will be answered only in its name; (ix) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Borrower of all payroll, accounting and other administrative expenses and taxes; (x) allocating, on an arm's-length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software;
      (xi) refraining from paying dividends or making distributions, loans or other advances to any of its Affiliates more frequently-than once during any fiscal quarter and, in each case, as duly authorized by its board of directors and in accordance with applicable corporation law; (xii) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Borrower, the Originator or any other Affiliate of the Borrower to substantively consolidate the assets and liabilities of the Borrower with the assets and liabilities of any such Person or any other Affiliate of the Borrower; (xiii) maintaining adequate capitalization in light of its business and purpose; (xiv) conducting all of its business (whether written or oral) solely in its own name; and (xv) taking all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinion of Dechert Price & Rhoads special counsel to the Originator and the Borrower, issued in connection with the Originator Sale Agreement and relating to the issues of substantive consolidation and true sale of the Receivables and related assets.

            (j) Supplemental Opinions. (i) The Borrower will cause to be delivered to the Agent within six months (but not later than the 30th day) prior to the end of each five year period after the initial Borrowing hereunder, a supplemental opinion of counsel to the Borrower and the Originator in form and substance reasonably satisfactory to the Agent, reaffirming the opinions set forth in the opinion letter of Dechert Price & Rhoads delivered to the Agent in connection with the initial Borrowing hereunder pursuant to Section 3.01 with respect to the continued validity of the security interest of the Lender in the Pledged Assets hereunder, and (ii) the Borrower will cause to be delivered to the Agent within 30 days following the Agent's request therefor, a supplemental opinion of counsel to the Borrower and the Originator in form and substance reasonably satisfactory to the Agent, reaffirming the opinions set forth in the opinion letter of Dechert Price & Rhoads delivered to the Agent in connection with the initial Borrowing hereunder pursuant to Section 3.01.

            (k) Transactions with Affiliates. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Receivables Purchase Agreement and the Originator Sale Agreement, and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower's business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the opinion letter issued by Dechert Price & Rhoads delivered to the Agent pursuant to Section 3.01, as such assumptions may be modified in any subsequent opinion letter delivered pursuant to Section 5.01(j). It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A) through
      (C) above if such arrangement has been expressly approved by the board of directors of the Borrower.

            (l) Debt; Investments. The Borrower will not incur any Debt other than (i) Debt arising hereunder, under the Receivables Purchase Agreement or under the originator Sale Agreement and (ii) Debt owing to the Originator evidenced by promissory notes in form and substance satisfactory to the Agent and not inconsistent with the factual assumptions set forth in the opinion letter issued by Dechert Price & Rhoads delivered to the Agent pursuant to Section 3.01, as such assumptions may be modified in any subsequent opinion letter delivered pursuant to Section 5.01(j). The Borrower will not make any Investments other than Permitted Investments.

            (m) Change in the Originator Sale Agreement. The Borrower will not amend, modify, waive or terminate any terms or conditions of the Originator Sale Agreement without the written consent of the Agent, and shall perform its obligations thereunder.

            (n) Amendment to Certificate of Incorporation. The Borrower will not amend, modify or otherwise make any change to its Certificate of Incorporation to delete or otherwise nullify or circumvent the provisions set forth in Exhibit G hereto.

            (o) Terminate or Reject Contracts. The Borrower will not, without the written consent of the Agent, terminate or reject any Pledged Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Pledged Assets have been released pursuant to Section 6.18 in consideration of the payment of an appropriate Release Price therefor.

            SECTION 5.02. Financial Covenants.

            (a) Dividends, etc. The Borrower will not declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose if, after giving effect to such dividend, distribution, redemption, purchase, retirement or acquisition, the Borrower's tangible net worth in accordance with GAAP would be less than the amount set forth in Section 5.02(b).

            (b) Net Worth. The Borrower shall maintain a tangible net worth (determined in accordance with GAAP and including subordinated debt) of at least the difference between (i) the aggregate Outstanding Balance of Eligible Receivables which constitute Pledged Receivables at the time minus (ii) the amount referred to in clause (i) divided by 1.03, but in no event less than $250,000.

                                   ARTICLE VI.
            ADMINISTRATION, COLLECTION AND MONITORING OF RECEIVABLES.

            SECTION 6.01. Appointment and Designation of the Servicer. The Borrower, the Lender and the Agent hereby appoint the Person (the "Servicer") designated by the Agent from time to time (with the approval of the Lender) pursuant to this Section 6.01, as their agent to service, administer and collect the Receivables and otherwise to enforce their respective rights and interests in and under the Receivables, the Related Security and the Contracts. The Servicer's authorization under this Agreement shall terminate on the Collection Date. Until the Agent gives notice to the Borrower of a designation of a new Servicer, or consents to the appointment by the Borrower of a new "Servicer" under and pursuant to the Originator Sale Agreement, the Originator is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon and after the occurrence of any Servicer Default, the Agent may at any time (with the approval of the Lender), designate as Servicer any Person to succeed the Originator or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Each of the Borrower and the Originator hereby grants to any successor Servicer an irrevocable power of attorney to take any and all steps in the Borrower's or the Servicer's name, as applicable, and on behalf of the Borrower necessary or desirable, in the determination of the successor Servicer, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Servicer may, with the prior consent of the Agent, subcontract with any other Person for servicing, administering or collecting the Receivables, provided that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. Subject to the proviso of the preceding sentence, the Agent consents to the Servicer subcontracting for such services with The Processing Center; provided, that such consent shall be automatically revoked if The Processing Center ceases to be an Affiliate of the Originator. Notwithstanding anything to the contrary contained in this Agreement, the Servicer, if not the Borrower or the Originator, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not a Pledged Receivable other than to deliver to the Borrower the Collections and documents with respect to any such Receivable that is not a Pledged Receivable as described in Sections 6.03 and 6.06(b).

            SECTION 6.02. Collection of Receivables by the Servicer; Extensions and Amendments of Receivables. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that, (a) following an Event of Default, the Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is the Borrower, the originator or otherwise) to commence or settle any legal action, to enforce collection of any Pledged Receivable or to foreclose upon or repossess any Related Security and (b) the Servicer shall not make the Agent or the Lender a party to any litigation without the express written consent of the Agent or the Lender, as the case may be. Neither the Originator nor the Borrower will extend, amend or otherwise modify the terms of any Pledged Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

            SECTION 6.03. Distribution and Application of Collections. The Servicer shall set aside for the account of the Borrower and the Lender Collections of Receivables in accordance with Section 2.05 and 6.08. The Servicer shall as soon as practicable following receipt turn over to the Borrower the collections of any Receivable which is not a Pledged Receivable less, in the event neither the Borrower nor the originator is the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such Receivables to the extent not covered by the Servicer Fee received by it and the Servicer shall as soon as practicable following receipt turn over to the Borrower amounts received by the Servicer or deposited into the Agent's Account with respect to taxes and/or maintenance fees remitted by Obligors that are not Collections. Any payment by an Obligor in respect of any indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law or by instruction of the Agent, be applied as a Collection of any Pledged Receivable of such Obligor (in the order of the age of such Receivables, starting with the oldest such Pledged Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other Receivable or other indebtedness of such Obligor.

            SECTION 6.04. Segregation of Collections. The Servicer shall not commingle funds constituting Collections with any other funds of the Servicer or the Originator for more than two Business Days.

            SECTION 6.05. Other Rights of the Agent. At any time following the occurrence of an Event of Default or the designation of a Servicer other than the Originator, the Borrower or any Affiliate thereof pursuant to Section 6.01:

            (a) The Agent may or, at the request of the Agent, the Borrower shall (in either case, at the Borrower's expense) direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Receivable directly to the Agent or its designee; and

            (b) The Borrower shall, at the Agent's request and at the Borrower's expense, (i) assemble all Records and make the same available to the Agent or its designee at a place selected by the Agent or its designee, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Agent and, promptly following receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

            SECTION 6.06. Records; Audits.

            (a) The Borrower will maintain and implement, or cause the Originator to maintain and implement, administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new

      Pledged Receivable and all Collections of and adjustments to each existing Pledged Receivable).

            (b) The Servicer, whether or not the Borrower, shall hold all Records (other than those delivered to the Collateral Trustee in accordance with this Agreement) in trust for the Borrower and the Lender in accordance with their respective interests. Subject to the receipt of contrary instructions from the Agent, the Borrower will deliver all Records to such Servicer; provided, however, that the Servicer, if other than the Borrower, shall as soon as practicable upon demand deliver to the Borrower all Records in its possession relating to Receivables of the Borrower other than Pledged Receivables, and copies of Records in its possession relating to Pledged Receivables.

            (c) The Borrower will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Borrower for the purpose of examining such Records and to discuss matters relating to the Receivables or the Borrower's performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters.

            (d) The Servicer shall permit the Agent to cause reviews of the Pledged Receivables to be conducted as of the close of each calendar quarter and year by a firm of nationally recognized certified public accountants selected by the Agent, which reviews, among other things, may (based on a statistically significant sample of Pledged Receivables which were Pledged in the relevant period)(i) confirm the conformity of the Pledged Receivables with the related identifications thereof supplied to the Agent or the Lender hereunder, (ii) recalculate and verify the accuracy of data included in the reports delivered pursuant to Section
      6.07 (including without limitation the absence of the occurrence of any Events of Default), and (iii) confirm the conformity of the Pledged Receivables with the Credit and Collection Policy.

            SECTION 6.07. Periodic Settlement Reporting.

            (a) The Borrower will deliver to the Agent (i) prior to each Settlement Date, a report identifying the Pledged Receivables (and the aged balance thereof) as of the last day of the immediately preceding month, (ii) on the Termination Date, a report identifying the Pledged Receivables (and the aged balance thereof) on the day immediately preceding the Termination Date and (iii) upon the Agent's request, on each day, a report identifying the Pledged Receivables (and the aged balance thereof) on such day.

            (b) Prior to each Settlement Date, the Servicer shall prepare and forward to the Agent for the Lender (and to S&P and Fitch), a Monthly Settlement Report relating to all Pledged Receivables, as of the close of business of the Servicer on the last day of the immediately preceding month.

            (c) On the Business Day immediately preceding each Borrowing Date that is not a Settlement Date and on the Business Day immediately preceding each Spread Account Surplus Date, the Servicer shall prepare and forward to the Agent for the Lender, a Borrowing Date/Spread Account Surplus Settlement Report, as of a date no more than three Business Days prior to such Borrowing Date or Spread Account Surplus Date, as applicable.

            (d) On the Business Day immediately preceding the last day of each Fixed Period that is not a Settlement Date, the Servicer shall prepare and forward to the Agent for the Lender, a Commercial Paper Settlement Report, as of the close of business of the Servicer on the second Business Day immediately preceding such last day.

            SECTION 6.08. Collections and Lock-Boxes. The Borrower or the Servicer on its behalf will instruct all Obligors to cause all Collections to be either (a) remitted to a Lock-Box and will cause each Lock-Box Bank to retrieve such Collections promptly and deposit the same to the respective Lock-Box Accounts or (b) deposited directly into a Lock-Box Account and will cause any Collections effectuated by pre-authorized debits of Obligor accounts to be deposited directly into a Lock-Box Account or the Agent's Account. Each Lock-Box Bank will remit Collections deposited into the respective Lock-box Accounts to the Agent's Account on a daily basis in accordance with Section 2.05. If the Borrower receives any Collections, the Borrower will remit such Collections (including, without limitation, any Collections deemed to have been received pursuant to Section 2.07) to a Lock-Box Account or the Agent's Account within one Business Day following the Borrower's receipt thereof. The Borrower will not add or terminate any bank as a Lock-Box Bank to or from those listed in Schedule VII or make any change in its instructions to obligors regarding payments to be made to the Borrower or payments to be made to any Lock Box or any Lock-Box Bank, unless the Agent shall have given its written consent to such addition, termination or change and all actions reasonably requested by the Agent to protect and perfect the interest of the Agent and the Lender in the Collections of Pledged Receivables have been taken and completed. The Agent shall have the exclusive ownership and control of the Lock-Box Accounts.

            SECTION 6.09. UCC Matters; Protection and Perfection of Pledged Assets.

            (a) The Borrower will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Borrower referred to in Section 4.01(k) or, upon 30 days' prior written notice to the Agent, at such other locations within the United States where all actions reasonably requested by the Agent to protect and perfect the interest of the Agent and the Lender in the Pledged Receivables have been taken and completed. The Borrower will not make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names other than those described in Schedule VIII, unless prior to the effective date of any such name change or use, the Borrower delivers to the Agent such executed financing statements as the Agent may request to reflect such name change or use, together with such other documents and -instruments as the Agent may request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Lender's interest in the Pledged Assets acquired hereunder, or to enable the Lender or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will upon the request of the
      Agent: (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may request, and (b) mark its master data processing records evidencing such Pledged Receivables with a legend acceptable to the Agent, evidencing that the Lender has acquired an interest therein as provided in this Agreement and
      (c) notify Generali Underwriters, Inc. of the assignment of the Generali Commercial Lines Policy with respect to the Pledged Receivables that it insures. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Receivables and the Related Security now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Receivables, or any part thereof shall be sufficient as a financing statement. The Borrower shall, upon the request of the Agent at any time and at the Borrower's expense, notify the obligors of Pledged Receivables, or any of them, of the ownership of Pledged Assets by the Lender. If the Borrower fails to perform any of its agreements or obligations under this Section 6.09, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent's demand therefor. For purposes of enabling the Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Borrower and the Lender hereby authorize the Agent and its successors and assigns to take any and all steps in the Borrower's name and on behalf of the Borrower and the Lender necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Receivables and the related contracts.

            (b) In the event that the Borrower receives any other instrument or any writing which, in either event, evidences a Pledged Receivable, a Pledged Contract or other Pledged Assets, the Borrower shall deliver such instrument or writing to the Collateral Trustee within one Business Day after the Borrower's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent and the Collateral Trustee.

            SECTION 6.10. Obligations of the Borrower With Respect to Receivables. The Borrower will (a) at its expense, regardless of any exercise by the Agent or the Lender of its rights hereunder, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables to the same extent as if Pledged Assets had not been pledged hereunder and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Receivables. In no event shall the Agent or the Lender have any obligation or liability with respect to any Pledged Receivables or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Borrower or the Originator or any of their Affiliates thereunder. The Borrower will timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pledged Receivable and the related Contract. The Borrower will not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Pledged Receivable.

            SECTION 6.11. Rights of Obligors and Release of Contract Files.

            (a) Notwithstanding any other provision contained in this Agreement, including the Lender's remedies pursuant hereto, the rights of any obligor to any Lot or VOI subject to a Pledged Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Lender hereunder, and the Lender shall not, so long as such Obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the Lot or VOI subject thereto.

            (b) If, pursuant to the terms of this Agreement, the Lender shall acquire through foreclosure any portion of the Lot or VOI subject to a Pledged Contract, the Lender hereby specifically agrees to release or cause to be released any Lot or VOI from any lien of the Lender upon the request of the Obligor (including such Obligor's heirs, successors and assigns) to the Pledged Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Contract.

            (c) At such time as an obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Contract and has otherwise fully discharged all of such obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Agent by a certificate substantially in the form attached hereto as Exhibit H (which certificate shall include a statement to the effect that all amounts received in connection with such payment have been deposited in the Agent's Account) of an officer of the Servicer and shall request delivery to it (i) of the Contract Files (or the portion thereof in the Collateral Trustee's possession) related to a Pledged Contract pursuant to which the Obligor has paid the purchase price in full or (ii) of the deeds of title, and any documents and records maintained in connection therewith related to a Pledged Contract pursuant to which the Obligor has paid the requisite percentage of the purchase price for deeding. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Agent (a) shall promptly direct the Collateral Trustee to release the Contract Files (or the portion thereof in the Collateral Trustee's possession) to the Servicer or (b) shall approve the release by the Collateral Trustee of the related deed of title, and any documents and records maintained in connection therewith, as applicable, to the Obligor, provided that title to the VOI or Lot has not already been deeded to the Obligor.

            SECTION 6.12. Recordation of Assignments. The Servicer shall, promptly following the initial Borrowing Date and each Subsequent Borrowing Date (if any), cause to be filed for recordation in the proper offices (a) all Assignments of Mortgages constituting Contract Conveyance Documents relating to Receivables Pledged by the Lender on such date and (b) an assignment of each Developer Mortgage related to Receivables Pledged by the Lender on such date, except to the extent that the related VOIs or Lots are located in Developments in any State with respect to which an opinion of counsel (in a form acceptable to the Agent) has been delivered to the Agent stating that recordation is not necessary or advisable to perfect or protect the interest of the Lender in such Contract Mortgages or Developer Mortgages, as applicable in such State.

            SECTION 6.13. Costs and Expenses.

            (a) The costs and expenses incurred by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Receivables and Pledged Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

            (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Agent and the Lender to the extent that such payments and disbursements are not made by the Borrower in accordance with
      Section 10.07.

            SECTION 6.14. Servicer Representations and Warranties. The Originator, as initial Servicer, hereby makes, and each Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties as of each Borrowing Date and, (1) in the case of the initial Servicer, as of the date hereof, and (2) in the case of any Successor Servicer, the date of such appointment, to each of the Lender and the
Agent:

            (a) Due Incorporation and Good Standing. The Servicer is a corporation, state banking corporation or national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business (including the servicing of Contracts) as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its. obligations under this Agreement and each other document to be delivered by it hereunder. The Servicer is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Pledged Receivables in accordance with the terms of this Agreement requires such qualification, except where failure to qualify or to obtain such licenses and approvals would not (i) have an adverse effect on the value or collectibility of any Pledged Receivable or related Pledged Assets or the ability of the Servicer to perform its obligations hereunder and under the other documents delivered by it hereunder or (ii) have a material adverse effect on the business, properties, operations, prospects. profits or condition (financial or otherwise) of the Servicer.

            (b) Due Authorization and No Conflict. The execution, delivery and performance by the Servicer of this Agreement, the originator Sale Agreement and each other document to be delivered by it hereunder and thereunder, and the consummation of each of the transactions contemplated hereby and thereby, have in all cases been duly authorized by the Servicer by all necessary corporate action, and do not contravene (i) the Servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Servicer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property. This Agreement, the Originator Sale Agreement, and each other document delivered by it hereunder or thereunder have been duly executed and delivered on behalf of the Servicer.

            (c) Governmental and Other Consents. All approvals, authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement, the Originator Sale Agreement and each other document delivered by it hereunder and thereunder, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a material adverse effect on the value of the Pledged Assets or the interests of the Lender or therein.

            (d) Enforceability. This Agreement, the Originator Sale Agreement and each other document to which the Servicer is a party, have been duly and validly executed and delivered by the Servicer and constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.

            (e) No Litigation. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Originator Sale Agreement or any of the other documents delivered by it hereunder or thereunder, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other related documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Servicer of its obligations under this Agreement, the originator Sale Agreement or any other document delivered by it hereunder or thereunder,
      (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement, the Originator Sale Agreement or any of the other documents delivered by it hereunder or thereunder, or (v) seeking any determination or ruling that would have a material adverse effect on the business, operations, condition (financial or otherwise), properties, assets or prospects of the Servicer.

            (f) Settlement Reports and Certificates. Each Monthly Settlement Report, Borrowing Date/Spread Account Surplus Settlement Report and Commercial Paper Settlement Report and any other report or certificate delivered by the Servicer pursuant to this Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

            (g) Servicer Default. No Servicer Default has occurred and is continuing.

            The representations and warranties set forth in this Section 6.14 shall survive the making of Loans by the Lender. Upon a discovery by the Borrower, the Servicer or the Agent of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other such parties.

            SECTION 6.15. Additional Covenants of the Servicer. From the date hereof until the later of the Termination Date or the Collection Date, the Servicer shall, unless the Agent shall .otherwise consent in writing:

            (a) Change in Payment Instructions to Obligors. Not add or terminate any bank as a Lock-Box Bank from those listed in Schedule VII or make any change in its instructions to obligors regarding payments to be made to any Lock-Box Bank, unless the Agent shall have received (i) 30 Business Days, prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

            (b) Collections. If the Servicer shall receive any Collections, the Servicer shall hold such Collections in trust for the benefit of the Lender and deposit such Collections into a Lock-Box Account or the Agent's Account within one Business Day following Servicer's receipt thereof, and
      (ii) if either of the originator or the Borrower receives any Collections, the Servicer shall cause the Originator or the Borrower, as the case may be, to hold such Collections in trust for the benefit of the Lender and deposit such Collections into a Lock-Box Account or the Agent's Account within one Business Day following such Person's receipt thereof.

            (c) Compliance with Requirements of Law. The Servicer shall maintain in effect all qualifications required under all relevant laws, rules, regulations and orders in order to service each Pledged Contract, except where failure to qualify would not have an adverse effect on the ability of the Servicer to perform its obligations hereunder and under the other documents delivered by it hereunder and the Servicer shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged Contracts.

            (d) Protection of Rights. The Servicer shall take no action which would impair in any material respect the rights of any of the Agent or the Lender in the Pledged Assets.

            (e) Credit Standards and Collection Policies. The Servicer shall comply in all material respects with the Credit and Collection Policies in regard to each Pledged Receivable and related Pledged Contract.

            (f) Examination of Records. The Servicer will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Servicer for the purpose of examining such Records and to discuss matters relating to the Receivables or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters.

            (g) Financial Statements. The Servicer will furnish to the Agent the financial statements, reports, financial and other information and notices described in Section 5.02 of the Originator Sale Agreement, when required to be furnished by the Originator thereunder and, promptly, such other information as the Agent may from time to time reasonably request.

            SECTION 6.16. Standby Servicer. The Standby Servicer shall perform the obligations from time to time applicable to it under this Agreement, including without limitation, under Section 6.01 and to become the Successor Servicer hereunder if so appointed by the Agent. In order to permit the Standby Servicer to be prepared to perform its obligations hereunder in the event that a Servicer Default, the Servicer and the Standby Servicer agree to undertake the procedures and perform the other obligations described in the Standby Servicing Agreement.

            Subject to the terms of any agreement between the Standby Servicer and the Lender or the Agent, the Standby Servicer may resign at any time by not less than 60 days' notice to the Agent and the Servicer. In addition, the Standby Servicer may be removed at any time without cause by the Lender or the Agent by not less than 60 days' notice then given in writing to the Standby Servicer, the Servicer and the Borrower. In the event of any such resignation or removal, the Standby Servicer may be replaced by the Agent by notice given in writing to the Servicer and the Borrower.

            SECTION 6.17. The Servicer not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an opinion of Counsel to such effect delivered to the Agent. Unless otherwise required by applicable law, no such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02 hereof.

            SECTION 6.18. Releases; Right of First Refusal.

            (a) Subject to Section 6.18(c), the Borrower shall on the next Settlement Date or Borrowing Date occurring after the Borrower has become aware, or has received written notice from the Agent, of any uncured breach of a representation or warranty of the Borrower in Section 4.01 with respect to any Pledged Receivable effectuate a release of the security interest granted hereunder in such Pledged Receivable (each related Pledged Contract, a "Defective Contract" and each such date, a "Defective Contract Release Date") by either (i) prepaying a portion of the Loans by depositing in the Agent's Account the

      Release Price for such Pledged Receivables or (ii) prior to the Termination Date, conveying a new substitute Receivable(s) to the Lender that (A) on the applicable Defective Contract Release Date is an Eligible Receivable (and the Borrower shall be deemed to have represented and warranted as such), (B) has an outstanding Balance at least equal to the Outstanding Balance of the Pledged Receivable for which it is being substituted, (C) has a remaining term that is no longer than the remaining term of the Pledged Receivable for which it is being substituted and (D) after giving effect to the substitution of which would not cause either
      (1) the Overcollateralization Percentage to be less than Required overcollateralization Percentage or (2) the aggregate Loans outstanding hereunder to exceed the lesser of a) the Borrowing Limit minus the Discount Amount or b) the Capital Limit as determined by reference to the most recent Monthly Settlement Report or Borrowing Date/Spread Account Surplus Settlement Report delivered by the Servicer to the Lender in accordance with Section 6.07 hereof. On the date of any such substitution in accordance with the preceding sentence, such new Eligible Receivable shall become a Pledged Receivable and the Receivable so replaced shall cease to be a Pledged Lease Receivable.

            (b) The Borrower may, at its election, obtain the release of any Pledged Receivable at any time after the date hereof by either (i) depositing into the Agent's Account the Release Price therefor or (ii) prior to the Termination Date, conveying a new substitute Receivable(s) to the Lender if such substitute Receivable(s) satisfy all of the criteria of
      Section 6.18(a)(ii)(A)-(D), in each case on any Settlement Date; provided, that in the event that after giving effect to such release the aggregate Outstanding Balance of Pledged Receivables would be less than an amount equal to ten percent (10k) of the Outstanding Balance of Pledged Receivables as of the initial Borrowing Date, the Borrower may only obtain such release by, in addition to depositing the aggregate Release Price for the Pledged Receivables to be released, paying on such Settlement Date, all Obligations then outstanding hereunder (including, without limitation, all Loans), or otherwise payable as a result of any such payment.

            (c) The Borrower shall notify the Agent of any Release Price to be paid or any Receivables to be substituted pursuant to Section 6.18(a) or
      (b) at least one Business Day prior to the Settlement Date or Borrowing Date on which such Release Price shall be paid and/or Receivables substituted, as applicable, specifying the Contract and the Release Price and/or Receivables to be substituted therefor. Prior to 11:00 A.M. New York City time on the relevant Settlement Date or Borrowing Date, the Borrower shall deposit in the Agent's Account the applicable Release Price or, with respect to Receivables to be substituted, shall have satisfied all of the requirements of Section 3.02 with respect to any new Receivables to be substituted as if such new Receivables were to be Pledged on such date. Promptly thereafter, the Servicer shall delete such Contract from the Contract Schedule and shall notify the Agent to do the same with respect to the records and any computer file maintained by it; provided that it shall be a condition precedent to the effectiveness of the release of any relevant Contract pursuant to Section 6.18(a) or (b) that the Borrower shall have delivered to the Agent evidence of deposit in the Agent's Account of the relevant Release Price or of the satisfaction of the conditions for substitution of new Receivable(s) in respect of such Contract.

            (d) In connection with each release pursuant to Section 6.18(a) or
      (b), and upon the satisfaction of the conditions precedent set forth in
      Section 6.18(b) or (c), as the case may be, the Agent shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Borrower, without recourse, representation or warranty, all the right, title and interest of Agent in and to any such Defective Contract, Contract or any other Pledged Assets in respect of which the Release Price has been paid or in respect of which new Receivables have been substituted, as the case may be, and all monies thereafter due or to become due with respect thereto, and all proceeds thereof. In connection with each release pursuant to this Section 6.18 upon the satisfaction of the applicable conditions precedent set forth in this Section 6.18, the Agent shall promptly direct the Collateral Trustee to release the Contract Files (or the portion thereof in the Collateral Trustee's possession) to the Servicer (or to the Borrower if the Borrower so directs). The Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Borrower to effect the release of such Pledged Assets pursuant to this subsection.


                                  ARTICLE VII.
                               EVENTS OF DEFAULT.

            SECTION 7.01. Events of Default. If any of the following events ("Events of Default") shall occur:

            (a) (i) The Servicer (if other than the Agent) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this Section 7.01(a)) and such failure shall remain unremedied for three Business Days or (ii) either the Servicer (if other than the Agent) or the Borrower shall fail to make any payment or deposit to be made by it hereunder when due; or

            (b) (i) Any representation or warranty made or deemed to be made by the Borrower (or any of its officers) under or in connection with this Agreement or any Monthly Settlement Report, Borrowing Date/Spread Account Surplus Settlement Report, Commercial Paper Settlement Report or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and (ii) any representation or warranty made or deemed to be made by the originator or the Servicer (or any of their respective officers or agents) under or in connection with the Originator Sale Agreement shall prove to have been false or incorrect when made; provided, however, that if any such representation or warranty relates solely to a Pledged Receivable which is released by the Lender in accordance with Section 6.18, the breach of such representation or warranty shall not give rise to an Event of Default pursuant to this subsection (b); or

            (c) Either the Borrower or the originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in the Originator Sale Agreement (or, with respect to the Borrower, in any other material agreement) on its part to be performed or observed and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been given by the Agent to the Borrower; or

            (d) The Borrower or the Originator shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $10,000 (with respect to the Borrower) or $250,000 (with respect to the Originator), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any Debt in an amount in excess of $10,000 (with respect to the Borrower) or $750,000 (with respect to the Originator) or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

            (e) The Lender shall cease to have a valid and perfected first priority security interest in each Pledged Receivable and the Related Security and Collections with respect thereto or (ii) any purchase by the Borrower of a Receivable from the Originator shall, for any reason, cease to create in favor of the Borrower a valid and perfected first priority security interest in each Pledged Receivable and the Related Security and Collections with respect thereto; provided, however, that if any such cessation of perfection relates solely to a Pledged Receivable which is released by the Lender in accordance with Section 6.18, such cessation shall not give rise to an Event of Default pursuant to this subsection
      (e); or

            (f) (i) The Borrower or the Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or the Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (ii) the Borrower or the Originator shall take any corporate action to authorize any of the actions set forth in clause (i) above in this Section 7.01(f); or

            (g) The Default Ratio for three consecutive months shall exceed 1.20%; or

            (h) There shall have been any material adverse change in the financial condition or operations of the originator since December 31, 1994 until the date hereof, or there shall have occurred any event which materially adversely affects the collectibility of the Receivables or there shall have occurred any other event which materially adversely affects the ability of the Borrower or the originator to collect Receivables or to perform their respective obligations hereunder and under the Originator Sale Agreement; or


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

            (i) (i) There shall have occurred an "Event of Termination" under the Originator Sale Agreement, or (ii) the Originator Sale Agreement shall have ceased to be valid, binding and enforceable as against any of the parties thereto without any amendment, modification, waiver or termination of any terms or conditions thereof, other than as agreed to in writing by the Agent, or (iii) the Originator shall have terminated the Originator Sale Agreement for any reason, or (iv) the assignment to the Agent of all of the Borrower's right and title to and interest in the Originator Sale Agreement shall have ceased, for any reason, to be fully effective and enforceable by the Agent as against any of the parties of the Originator Sale Agreement; or

            (j) The Originator shall cease to own (whether directly or indirectly) 100% of the issued and outstanding stock of the Borrower; or

            (k) A regulatory, tax or accounting body has ordered that the activities of the Lender, or any Affiliate of the Lender, contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Lender contemplated hereby may reasonably be expected to cause the Lender, the Person then acting as the administrator or the manager for the Lender, or any of their respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences; or

            (l) The Borrower shall fail to make payment as specified in Section 2.05(f) and such failure shall remain unremedied for more than one Business Day after written notice thereof shall have been given by the Agent to the Borrower; or

            (m) The Overcollateralization Percentage shall be less than the Minimum Overcollateralization Percentage at any time; or

            (n) The commercial paper dealer of the Lender is unable to retire maturing commercial paper issued to fund or maintain Loans hereunder through the issuance of new commercial paper for 90 consecutive days; or

            (o) The Originator has a tangible net worth (as defined in GAAP plus, if not otherwise included, non-redeemable subordinated debt) of less than $5,000,000; or

            (p) The Bennett Funding Group, Inc., Patrick R. Bennett, Michael A. Bennett or their Affiliates, singularly or in combination, shall cease to own at least 51%, of the voting stock of the Originator; or

            (q) The Borrower or any ERISA Affiliate of the Borrower shall have
      (i) engaged in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (ii) permitted to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) failed to make any payments to any Multiemployer Plan that the


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

      Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multi-employer Plan or any law pertaining thereto; (iv) terminated any Benefit Plan so as to result in a liability; or (v) permitted to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Borrower or any ERISA Affiliate under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events occurring within any fiscal year of the Borrower, in the aggregate, involve a payment of money or an incurrence of liability by the Borrower or any ERISA Affiliate in an amount in excess of $25,000; or

            (r) A Servicer Default shall have occurred; or

            (s) There shall have occurred an "Event of Termination" under the Receivables Purchase Agreement, then, and in any such event, the Agent may, by notice to the Borrower, declare the Termination Date to have occurred, except that, in the case of any event described in Section 7.01(j) or clause (i) of Section 7.01(f) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Agent and the Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.


                                  ARTICLE VIII
                               SERVICER DEFAULTS.

            SECTION 8.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

            (a) any failure by the Servicer to deliver to the Agent any Monthly Settlement Report, Borrowing Date/Spread Account Surplus Settlement Report or Commercial Paper Settlement Report pursuant to Section 6.07 on or before the date such delivery is due under the terms of this Agreement; or

            (b) any failure by the Servicer to deliver any other information to the Agent required pursuant to Section 6.01 on or before the date such information, payment, transfer, deposit, instruction or notice is required to be made or given under the terms of this Agreement, which continues unremedied for a period of three Business Days after such information is due under the terms of this Agreement; or

            (c) any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any of the other related documents to which it is a party which continues unremedied for a period of ten Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Agent, or to the Servicer and the


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

      Agent by the Lender; or the Servicer shall assign its duties under this Agreement or under any of the other related documents to which it is a party, except as permitted in accordance with the terms of Sections 8.02 and 10.04; or

            (d) any representation, warranty or certification made by the Servicer in this Agreement or any other related document to which it is a party or in any certificate delivered pursuant to this Agreement or any other Transaction Document to which it is a party shall prove to have been incorrect in any material respect when made; or

            (e) The Borrower or the originator shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $10,000 (with respect to the Borrower) or $250,000 (with respect to the Originator), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any Debt in an amount in excess of $10,000 (with respect to the Borrower) or $750,000 (with respect to the Originator) or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

            (f) a final judgment is rendered against the Servicer while acting as Servicer in an amount greater than $1,000,000 and, within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

            (g) either the Agent or the Lender (i) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (ii) shall determine, in their respective reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer:
      (A) has experienced a material adverse change in its business, assets, liabilities, operations, or financial condition, (B) has defaulted on any of its material obligations (other than those included in this Agreement), or (C) has ceased to conduct its business in the ordinary course, then, so long as such Servicer Default shall not have been remedied, the Agent by notice given in writing to the Servicer (a "Servicer Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Servicer Transfer"). After receipt by the Servicer of such Servicer Termination Notice, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Standby Servicer or another Successor Servicer appointed pursuant to Section 8.02; and, without limitation, the Agent is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to


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

      do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

            The Servicer agrees to cooperate with the Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Pledged Receivables and related Pledged Assets provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit or withdrawal in a Lock-box Account or the Agent's Account or which shall thereafter be received by the Servicer with respect to the Pledged Receivables, and in assisting the Successor Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Pledged Assets made at such premises. The Servicer shall promptly transfer its electronic records relating to the Pledged Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Assets in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees.

            SECTION 8.02. Appointment of Successor.

            (a) Appointment. On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 8.01, or any permitted resignation of the Servicer pursuant to Section 6.17, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Agent in writing or, if no such date is specified in such Servicer Termination Notice, or otherwise specified by the Agent, until a date mutually agreed upon by the Servicer and the Agent. The Agent shall as promptly as possible after the giving of a Termination Notice appoint the Standby Servicer or another successor Servicer (in any case, the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Agent. Notwithstanding the foregoing, the Agent shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Contracts or .if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

            (b) Duties and Obligations of Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

            (c) Compensation of Successor Servicer. In connection with such appointment and assumption, the Agent may make such arrangements for the compensation of the successor Servicer out of Collections as it and such Successor Servicer shall agree.

            (d) Termination of Servicer's Authority. All authority and power granted to any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 10.05, and shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Successor Servicer shall cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Pledged Contracts The Successor Servicer shall transfer its electronic records relating to the Pledged Contracts to the Borrower in such electronic form as the Borrower may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Contracts to the Borrower in the manner and at such times as the Borrower shall reasonably request. To the extent that compliance with this Section 8.02 shall require the Successor Servicer to disclose the information of any kind which the Successor Servicer deems to be confidential, the Borrower shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Borrower.

            SECTION 8.03. Certain Matters Affecting the Successor Servicer. The Successor Servicer hereunder shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder; (i) the successor Servicer shall not be liable for any act or omission in carrying out its duties, in the absence of its gross negligence, bad faith or willful misconduct; (ii) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; and (iv) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor having a long term unsecured indebtedness rating of at least A or its equivalent from either of S&P or Fitch). The reference to extraordinary expenses and liabilities in clause (iv) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys, fees and expenses, incurred in connection with suits against Obligors for the


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

enforcement of Pledged Contracts pursuant hereto, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.


                                   ARTICLE IX.
                                 INDEMNIFICATION

            SECTION 9.01. Indemnities by the Borrower. Without limiting any other rights which the Agent, the Lender or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent, the Lender, and each of their respective Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys, fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership of Pledged Assets or in respect of any Receivable or any contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Lender or such Affiliate or (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Pledged Receivables; provided, however, that the liability for Indemnified Amounts partially attributable to other Persons from whom the Lender purchases receivables or to whom the Lender makes loans shall be reasonably allocated between the Borrower and such other Persons by the Lender. Without limiting the foregoing, the Borrower shall indemnify the Agent, the Lender and each of their respective Affiliates for Indemnified Amounts relating to or resulting from;

                  (i) any Pledged Receivable treated as or represented by the
            Borrower to be an Eligible Receivable which is not at the applicable time an Eligible Receivable;

                  (ii) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer (if the Originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (iii) the failure by the Borrower or the Servicer (if the
            Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in the Lender or to transfer to the Lender, a first priority security interest in the Receivables which are, or are purported to be, Pledged Receivables, together with all Collections and Related Security, free and clear of any Adverse Claim (except as otherwise provided herein or in the Receivables Purchase Agreement) whether existing at the time of the related Borrowing or at any time thereafter;

                  (v) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an aggregate amount of Loans outstanding which is less than or equal to the lesser of
            (x) the Borrowing Limit minus the Discount Amount on such Business Day, or (y) the Capital Limit on such Business Day;

                  (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables which are, or are purported to be, Pledged Receivables, whether at the time of any Borrowing or at any subsequent time;

                  (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the obligor) of the obligor to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale VOIs or Lots related to such Receivable or the furnishing or failure to furnish such VOIs or Lots;

                  (viii) any failure of the Borrower or the Servicer (if the
            Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Contracts;

                  (ix) any breach of contract or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the VOIs or the Lots which are the subject of any Receivable or Contract;

                  (x) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pledged Receivables;

                  (xi) any repayment by the Agent or the Lender of any amount previously distributed in payment of Loans or payment of Yield or any other amount due hereunder, in each case which amount the Agent or the Lender believes in good faith is required to be repaid;

                  (xii) the commingling of Collections of Pledged Receivables at any time with other funds;

                  (xiii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans or the Pledged Assets or in respect of any Receivable, Related Security or Contract;

                  (xiv) any failure by the Borrower to give reasonably
            equivalent value to the
            originator in consideration for the transfer by the originator to the Borrower of any Receivables or Related Security, or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (xv) any failure of the Borrower, the Originator or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Originator acting pursuant to authority granted under Section 6.01) to remit to the Servicer or the Agent, Collections of Pledged Receivables remitted to the Borrower or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 9.01 shall be paid by the Borrower to the Agent within two Business Days following the Agent's written demand therefor.

            SECTION 9.02. Indemnities by the Servicer. Without limiting any other rights which the Agent, the Lender or any of their respective Affiliates may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Agent, the Lender, and each of their respective Affiliates from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership of Pledged Assets or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Lender or such Affiliate or
(b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Pledged Receivables; provided, however, that the liability for Indemnified Amounts partially attributable to other Persons acting as servicers for receivables purchased by the Lender or collateral pledged to the Lender shall be reasonably allocated between the Servicer and such other Persons by the Lender. Without limiting the foregoing, the Servicer shall indemnify the Agent, the Lender and each of their respective Affiliates for Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Servicer (if the Originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Servicer (if the Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such applicable law, rule or regulation;

                  (iii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale VOIs or Lots related to such Receivable or the furnishing or failure to furnish such VOIs or Lots;

                  (iv) any failure of the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Contracts;

                  (v) any breach of contract or personal injury or property
            damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the VOls or the Lots which are the subject of any Receivable or Contract;

                  (vi) any repayment by the Agent or the Lender of any amount previously distributed in payment of Loans or payment of Yield or any other amount due hereunder, in each case which amount the Agent or the Lender believes in good faith is required to be repaid;

                  (vii) the commingling by the Servicer of Collections of
            Pledged Receivables at any time with other funds;

                  (viii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans, Pledged Assets or in respect of any Receivable, Related Security or contract; or

                  (ix) any failure of the Borrower, the Originator or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Originator acting pursuant to authority granted under Section 6.01) to remit to the Servicer or the Agent, Collections of Pledged Receivables remitted to the Borrower or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 9.02 shall be paid by the Servicer to the Agent within two Business Days following the Agent's written demand therefor.

            The applicable Affected Party shall deliver to the indemnifying party under Section 9.01 and Section 9.02, within a reasonable time after the Affected Party's receipt thereof, copies of all notices and documents (including court papers) received by the Affected Party relating to the claim giving rise to the Indemnified Amounts. Each Affected Party will cooperate with the Borrower and the Servicer in connection with any claim giving rise to the Indemnified Amounts to minimize the liability of such indemnifying parties, provided that nothing contained herein shall obligate any Affected Party to take any action which, in the opinion of the applicable Affected Party, is unlawful or otherwise disadvantageous to such Affected Party.


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

                                   ARTICLE X.
                                  MISCELLANEOUS

            SECTION 10.01. Amendments and Waivers.

            (a) Except as provided in Section 10.01(b), no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Servicer, the Agent and the Lender, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Servicer shall be effective without the written concurrence of the Agent and the Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) Notwithstanding the provisions of Section 10.01(a), in the event that there is more than one Lender, the written consent of each Lender shall be required for any amendment, modification or waiver (i) reducing any outstanding Loans, or the Yield thereon, for any Fixed Period, (ii) postponing any date for any payment of any Loan, or the Yield thereon, for any Fixed Period, or (iii) modifying the provisions of this Section 10.01 and (iv) increasing the Capital Limit or the Borrowing Limit or (v) reducing the Required overcollateralization Percentage and the Minimum overcollateralization Percentage.

            SECTION 10.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

            SECTION 10.03. No Waiver; Remedies. No failure on the part of the Agent or the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 10.04. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent, the Lender and their respective successors and permitted assigns. This Agreement and the Lender's rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein) by the Lender and its successors and assigns. Neither the Borrower nor the Servicer may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender and the Agent. The parties to each assignment or participation made pursuant to this Section 10.04 shall execute and deliver to the Agent for its acceptance and recording in its books and records, an Assignment and Acceptance or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Agent and the Borrower. Each such assignment or participation shall be effective as of the date specified in the applicable Assignment and Acceptance or other agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Agent shall notify the Borrower of any assignment or participation thereof made pursuant to this Section 10.04. The Lender may, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower and the Pledged Assets furnished to the Lender by or on behalf of the Borrower or the Servicer.

            SECTION 10.05. Term of this Agreement. This Agreement, including, without limitation, the Borrower's obligation to observe its covenants set forth in Articles V and VI, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article IX and Article X and the provisions of Section 10.08 and Section 10.09 shall be continuing and shall survive any termination of this Agreement.

            SECTION 10.06. Governing Law; Jury Waiver. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE LENDER IN THE PLEDGED RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN-RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

            SECTION 10.07. Costs, Expenses and Taxes.

            (a) In addition to the rights of indemnification granted to the Agent, the Lender and its Affiliates under Article VIII hereof, the Borrower agrees to pay on demand all costs and expenses of the Lender and the Agent incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith or incurred in connection with any amendment or modification of this Agreement and other documents to be delivered hereunder or in connection herewith that is necessary or requested by any of the Borrower, the Originator, Fitch or S&P or made necessary or desirable as a result of the actions of any regulatory, tax or accounting body affecting the Lender and its Affiliates, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lender with respect thereto and with respect to advising the Agent and the Lender as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs. and expenses, if any (including reasonable counsel fees and expenses), incurred by the Agent or the Lender in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

            (b) The Borrower shall pay on demand any and all commissions of placement agents and dealers in respect of commercial paper notes issued to fund the Loans and any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Loans hereunder.

            (c) The Borrower shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by any Issuer or any general or limited partner or shareholder of such Issuer ("Other Costs"), including, without limitation, the cost of auditing such Issuer's books by certified public accountants, the cost of rating such Issuer's commercial paper by independent financial rating agencies, the taxes (excluding income taxes) resulting from such Issuer's operations, and the reasonable fees and out-of-pocket expenses of counsel for the Issuer or any counsel for any general or limited partner or shareholder of the Issuer with respect to
      (i) advising such Person as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith and (iii) advising such Person as to the issuance of the Issuer's commercial paper notes to fund Loans and action in connection with such issuance.

            SECTION 10.08. No Proceedings. Each of the Borrower, the Agent, the Servicer and the Lender each hereby agrees that it will not institute against, or join any other Person in instituting against, any Issuer any proceedings of the type referred to in clause (i) of Section 7.01(f) so long as any commercial paper issued by such Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

            SECTION 10.09. Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lender as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Lender or any incorporator, affiliate, stockholder, officer, employee or director of the Lender or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Lender or any incorporator, stockholder, affiliate, officer, employee or director of the Lender or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Lender contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Lender and each incorporator, stockholder, affiliate, officer, employee or director of the Lender or of any such administrator, or any of them, for breaches by the Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 10.09 shall survive the termination of this Agreement.

            SECTION 10.10. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the fee letters described in Section 2.09.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                           BFICP CORPORATION


                                        By
                                          ------------------------------------
                                           Title:

                                        BFICP Corporation
                                        Two Clinton Square
                                        Syracuse, New York 13202
                                        Attention:
                                        Facsimile No.:
                                        Telephone No.:

THE SERVICER:                           BENNETT FUNDING INTERNATIONAL, LTD.


                                        By
                                          ------------------------------------
                                           Title:

                                        Bennett Funding International, Ltd.
                                        Two Clinton Square
                                        Syracuse, New York 13202
                                        Attention: William P. Crowley
                                        Facsimile No.: (315) 422-9359
                                        Telephone No.:


THE AGENT:                              INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL MARKETS, INC.


                                        By
                                          ------------------------------------
                                           Title:

                                        Internationale Nederlanden (U.S.)
                                        Capital Markets, Inc.
                                        135 East 57th Street
                                        New York, New York 10022-2101
                                        Attention: Joseph Weingarten
                                        Facsimile No.; 212-593-3362
                                        Confirmation No.: 212-446-0966

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                           BFICP CORPORATION


                                        By
                                          ------------------------------------
                                           Title:

                                        BFICP Corporation
                                        Two Clinton Square
                                        Syracuse, New York 13202
                                        Attention:
                                        Facsimile No.:
                                        Telephone No.:


THE SERVICER:                           BENNETT FUNDING INTERNATIONAL, LTD.


                                        By
                                          ------------------------------------
                                           Title:

                                        Bennett Funding International, Ltd.
                                        Two Clinton Square
                                        Syracuse, New York 13202
                                        Attention: William P. Crowley
                                        Facsimile No.: (315) 422-9359
                                        Telephone No.:


THE AGENT:                              INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL MARKETS, INC.


                                        By
                                          ------------------------------------
                                           Title:

                                        Internationale Nederlanden (U.S.)
                                        Capital Markets, Inc.
                                        135 East 57th Street
                                        New York, New York 10022-2101
                                        Attention: Joseph Weingarten
                                        Facsimile No.; 212-593-3362
                                        Confirmation No.: 212-446-0966

THE LENDER:                             HOLLAND LIMITED SECURITIZATION, INC.

                                        By  Internationale Nederlanden
                                        (U.S.) Capital Markets, Inc.,
                                        as attorney-in-fact


                                        By
                                          ------------------------------------
                                           Title:

                                        Holland Limited Securitization,
                                        Inc.
                                        c/o International Nederlanden
                                        (U.S.) Capital Markets, Inc.
                                        135 East 57th Street
                                        New York, New York 10022-2101
                                        Attention: Joseph Weingarten
                                        Facsimile No.: 212-593-3362
                                        Confirmation No.: 212-446-0966

                                        c/o Lord Securities Corporation
                                        2 Wall Street, 19th Floor
                                        New York, New York 10005
                                        Attention: Andrew L. Stidd
                                        Facsimile No.: 212-346-9008
                                        Telephone No.: 212-346-9012

                                                                  Execution Copy


                                U.S. $50,000,000
                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of May 25, 1995
                                      Among
                                   CORPORATION
                                  as the Seller
                                       and
                       BENNETT FUNDING INTERNATIONAL, LTD.
                                 as the Servicer
                                       and
                      HOLLAND LIMITED SECURITIZATION, INC.
                                 as a Purchaser
                                       and
             INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL MARKETS, INC.
                                  as the Agent

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

                                   ARTICLE I.
                                  DEFINITIONS................................  1
SECTION  1.01.   Certain Defined Terms.......................................  1
SECTION  1.02.   Other Terms................................................. 25
SECTION  1.03.   Computation of Time Periods................................. 25

                                   ARTICLE II.
                            THE RECEIVABLES FACILITY......................... 25
SECTION  2.01.   Purchases of Purchased Assets............................... 25
SECTION  2.02.   The Initial Purchase and Subsequent Purchases............... 25
SECTION  2.03.   Termination or Reduction of the Purchase Limit.............. 26
SECTION  2.04.   Selection of Fixed Periods.................................. 26
SECTION  2.05.   Settlement Procedures....................................... 27
SECTION  2.06.   Spread Account.............................................. 30
SECTION  2.07.   Special Settlement Procedures............................... 31
SECTION  2.08.   Payments and Computations, Etc.............................. 31
SECTION  2.09.   Fees........................................................ 32
SECTION  2.10.   Increased Costs; Capital Adequacy; Illegality............... 33
SECTION  2.11.   Taxes....................................................... 34
SECTION  2.12.   Assignment of the originator Sale Agreement................. 36
SECTION  2.13.   Payment of Covered Obligations; Grant of Security Interest.. 37

                                  ARTICLE III.
                             CONDITIONS OF PURCHASES......................... 39
SECTION  3.01.   Conditions Precedent to Initial Purchase.................... 39
SECTION  3.02.   Conditions Precedent to All Purchases and Remittances
                   of Collections............................................ 39

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES...................... 40
SECTION  4.01.   Representations and Warranties of the Seller................ 40
SECTION  4.02.   Representations and Warranties of the Purchaser............. 44

                                   ARTICLE V.
                         GENERAL COVENANTS OF THE SELLER..................... 45
SECTION  5.01.   General Covenants........................................... 45
SECTION  5.02.   Financial Covenants......................................... 51

                                   ARTICLE VI.
                         ADMINISTRATION, COLLECTION AND
                            MONITORING OF RECEIVABLES........................ 51
SECTION  6.01.   Appointment and Designation of the Servicer................. 51
SECTION  6.02.   Collection of Receivables by the Servicer; Extensions
                  and Amendments of Receivables.............................. 52
SECTION  6.03.   Distribution and Application of Collections................. 52
SECTION  6.04.   Segregation of Collections.................................. 53
SECTION  6.05.   Other Rights of the Agent................................... 53
SECTION  6.06.   Records; Audits............................................. 53
SECTION  6.07.   Periodic Settlement Reporting............................... 54
SECTION  6.08.   Collections and Lock-Boxes.................................. 55
SECTION  6.09.   UCC Matters; Protection and Perfection of Purchased Assets.. 55
SECTION  6.10.   Obligations of the Seller With Respect to Receivables....... 57
SECTION  6.11.   Rights of Obligors and Release of Contract Files............ 57
SECTION  6.12.   Recordation of Assignments.................................. 58
SECTION  6.13.   Costs and Expenses.......................................... 58
SECTION  6.14.   Servicer Representations and Warranties..................... 58
SECTION  6.15.   Additional Covenants of the Servicer........................ 61
SECTION  6.16.   Standby Servicer............................................ 62
SECTION  6.17.   The Servicer not to Resign.................................. 63
SECTION  6.18.   Repurchases; Clean-up....................................... 63

                                  ARTICLE VII.
                              EVENTS OF TERMINATION.......................... 66
SECTION  7.01.   Events of Termination....................................... 66

                                  ARTICLE VIII
                                SERVICER DEFAULTS............................ 70
SECTION  8.01.   Servicer Defaults........................................... 70
SECTION  8.02.   Appointment of Successor.................................... 72
SECTION  8.03.   Certain Matters Affecting the Successor Servicer............ 73

                                   ARTICLE IX.
                                 INDEMNIFICATION............................. 74
SECTION  9.01.   Indemnities by the Seller................................... 74
SECTION  9.02.   Indemnities by the Servicer................................. 76

                                   ARTICLE X.
                                  MISCELLANEOUS.............................. 78
SECTION  10.01.   Amendments and Waivers..................................... 78
SECTION  10.02.   Notices, Etc............................................... 79
SECTION  10.03.   No Waiver; Remedies........................................ 79
SECTION  10.04.   Binding Effect; Assignability.............................. 79
SECTION  10.05.   Term of this Agreement..................................... 80

SECTION  10.06.   Governing Law; Jury Waiver................................. 80
SECTION  10.07.   Costs, Expenses and Taxes.................................. 80
SECTION  10.08.   No Proceedings............................................. 81
SECTION  10.09.   Recourse Against Certain Parties........................... 81
SECTION  10.10.   Execution in Counterparts; Severability; Integration....... 82

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE  I       Approved Developments

SCHEDULE  II      Contract schedule

SCHEDULE  III     Description of Credit and Collection Policy

SCHEDULE  IV      Developments

SCHEDULE  V       VOI Regimes

SCHEDULE  VI      Condition Precedent Documents

SCHEDULE  VII     Lock-Box Banks

SCHEDULE  VIII    Tradenames, Fictitious Names and "Doing Business As" Names

SCHEDULE  IX      Environmental Issues


EXHIBITS

EXHIBIT  A        Form of Commercial Paper Settlement Report

EXHIBIT  B        Form of Contract Assignment

EXHIBIT  C        Form of Assignment of Mortgage

EXHIBIT  D        Form of Developer Sale Agreement

EXHIBIT  E        Form of Monthly Settlement Report

EXHIBIT  F        Form of Purchase Date/Spread Account Surplus
                    Settlement Report

EXHIBIT  G        "Limited Purpose,, Provisions of Seller's
                    Certificate of Incorporation

EXHIBIT  H        Form of officer's Release Certificate

            THIS RECEIVABLES PURCHASE AGREEMENT (the "Agreement") is made as of May 25, 1995, among:

      (1)   BFICP CORPORATION, a Delaware corporation (the "Seller");

      (2) BENNETT FUNDING INTERNATIONAL, LTD., a Delaware corporation (sometimes referred to herein as the "Originator"), as the "Servicer" (as defined herein)

      (3) HOLLAND LIMITED SECURITIZATION, INC., a Delaware corporation ("HLS"); and

      (4) INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL MARKETS, INC. ("ING" Capital"), as agent (the "Agent").

            IT IS AGREED as follows:

                                   ARTICLE I.
                                   DEFINITIONS

            SECTION 1.01. Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

            (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

            "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person (other than, with respect to the Purchased Assets, any lien, security interest, charge, encumbrance or other right or claim in favor of the Purchaser (or the Agent on behalf of the Purchaser)).

            "Affected Party" has the meaning assigned to that term in Section 2.10.

            "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

            "Agent's Account" means a subaccount within a special account (account number 550-023569 at Chemical Bank, Syracuse, New York in the name of the Purchaser, the Agent or the Collateral Trustee, as from time to time designated by the Agent by notice to the Seller and the Servicer.

            "Agent's Bank" means Chemical Bank.

            "Agent's Fee" has the meaning assigned to that term in Section 2.09(a).

            "Agreement" means this Receivables Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

            "Aggregate Concentration Limit" means at any time, (a) for the Obligors of any one Approved Development, (i) on and after the date hereof but before the first anniversary hereof, an amount equal to 10% of the Gross Eligible Receivables Balance at such time, (ii) on and after the first anniversary hereof but before the second anniversary hereof, an amount equal to 7.5% of the Gross Eligible Receivables Balance at such time, and (iii) on and after the second anniversary hereof, an amount equal to 5.0% of the Gross Eligible Receivables Balance at such time and (b) for the Obligors of any other Development, an amount equal to 3% of the Gross Eligible Receivables Balance at such time.

            "Aggregate Large Receivables Limit" means at any time an amount equal to 5% of the Gross Eligible Receivables Balance at such time.

            "Alternative Rate" means, with respect to any Fixed Period for all Capital allocated to such Fixed Period, an interest rate per annum equal to sum of the Base Rate plus 2.0%.

            "Approved Development" means any Development that is designated as an Approved Development on Schedule I and any other Development that (a) was developed by a Developer that satisfies the Originator's Developer underwriting standards (a copy of which is attached as an annex to Schedule 1), (b) has been inspected by the Agent or a representative of the Agent and (c) the Agent has designated (in a writing delivered to the Seller from time to time) as an Approved Development; provided, however, that any designation by the Agent of a Development as an "Approved Development" may be withdrawn by the Agent in its sole discretion in a writing delivered to the Seller at any time that the Development Default Ratio for such Development shall have exceeded 2.0% for three consecutive months and any such withdrawal shall be effective commencing on the first day of the month immediately succeeding the month in which such notice is delivered to the Seller.

            "Assignment and Acceptance" means an assignment and acceptance entered into by the Purchaser and an assignee pursuant to Section 10.04.

            "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the arithmetic average of the rates of interest publicly announced by The Chase Manhattan Bank, N.A., Citibank, N.A. and Morgan Guaranty Trust Company of New York (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base" or other rate determined by the Purchaser to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, the Agent shall, during such period, determine the "Base Rate" based upon the prime commercial lending (or equivalent) rates announced publicly by the other such banks or, if each such bank ceases to announce publicly its prime commercial lending (or equivalent) rate, based upon the prime commercial lending (or equivalent) rates announced publicly by other banks reasonably acceptable to the Seller. The prime commercial lending (or equivalent) rates used in computing the Base Rate are not intended to be the lowest rates of interest charged by such banks in connection with extensions of credit to debtors. The Base Rate shall change as and when such banks, prime commercial lending (or equivalent) rates change.

            "Benefit Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

            "Business Day" means a day of the year other than a Saturday or a Sunday on which banks are not authorized or required to close in New York City.

            "Capital" means the sum of the amounts paid to the Seller for the initial Purchase and in connection with each Subsequent Purchase pursuant to
Section 2.02, reduced from time to time by Collections received and distributed to the Purchaser on account of such Capital pursuant to Section 2.05; provided, however, that such capital shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or returned by the Purchaser to the Seller or any other Person for any reason.

            "Capital Base Deficiency" means at any time that the Required Overcollateralization Percentage exceeds the Overcollateralization Percentage, an amount equal to the remainder of (a) the product of (i) the sum of 1001 plus the Required Overcollateralization Percentage multiplied by (ii) the Facility Amount minus (b) the sum of (i) the Purchased Receivables Balance plus (ii) amounts on deposit in the Spread Account plus (iii) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date.

            "Capital Base Surplus" means at any time that the Overcollateralization Percentage exceeds the Required Overcollateralization Percentage, an amount equal to the remainder of (a) the sum of (i) the Purchased Receivables Balance plus (ii) amounts on deposit in the Spread Account plus
(iii) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date minus (b) the product of (i) the sum of 100% plus the Required overcollateralization Percentage multiplied by (ii) the Facility Amount.

            "Capital Limit" means, at any time, an amount equal ro the quotient of (a) the sum of (i) the Purchased Receivables Balance at such time, plus (ii) the aggregate amount at the time on deposit in the Spread Account, plus (iii) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 20 on the next Settlement Date divided by (b) 100% plus the Minimum overcollateralization Percentage at such time.

            "Carrying Cost Reserve Amount" means, with respect to a Business Day that is not a Settlement Date, the sum of (a) the Capital Base Deficiency as of such Business Day (or as of the date of the related Purchase Date/Spread Account Surplus Settlement Report) plus (b) aggregate accrued and unpaid (i) Yield, (ii) Liquidation Fees, (iii) Facility Fee, (iv) Servicer Fee and (v) obligations of the Seller to the Purchaser hereunder other than the amounts described in the foregoing clauses (i)-(iv) (collectively, the fees and amounts described in the foregoing clauses (i)-(v), the "Carrying Costs"), each as of such Business Day (or as of the date of the related Purchase Date/Spread Account surplus Settlement Report) plus (c) the aggregate Carrying Costs that will accrue from such Business Day (or, if used as the basis for the calculations in the preceding clause (b), from the date of the related Purchase Date/Spread Account Surplus Settlement Report) and be payable pursuant to Section 2.05 on the next Settlement Date after such Business Day (after giving effect to any Purchase to be made on such Business Day); provided, that, for purposes of the foregoing, Yield that will accrue from such date shall be calculated assuming that all Capital allocated to a Fixed Period commencing on or after such day will bear interest at the Alternative Rate minus the per annum rate at which the usage fee payable to the Purchaser (either directly or through the Agent) is calculated pursuant to the terms of the fee letter executed by the Seller and the Purchaser.

            "Code", means the Internal Revenue Code of 1986, as amended.

            "Collateral Trustee" means BankAmerica National Trust company and any successor collateral agent and trustee with respect to the commercial paper and the liquidity and credit support providers of the Purchaser.

            "Collection Date" means the date following the Termination Date on which (a) the aggregate outstanding Capital has been reduced to zero, the Purchaser has received all Yield and other amounts due to the Purchaser in connection with this Agreement and the Agent has received all amounts due to it in connection with this Agreement and (b) the outstanding loans under the Receivables Loan Agreement has been reduced to 'zero' and Purchaser and the Agent have received all of the other obligations payable to them under the Receivables Loan Agreement or any other agreement, excluding, however, this Agreement, executed pursuant thereto or in connection therewith.

            "Collections" means, (a) with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable, and any Collection of such Receivable deemed to have been received pursuant to Section 2.07, (b) any amounts paid to the Seller (or the Agent or any Purchaser or assignees thereof) pursuant to the terms of the Originator Sale Agreement with respect to any Purchased Receivables, (c) any amounts paid to the Seller (or the Agent or any Purchaser or assignees thereof) pursuant to the terms of any Developer Sale Agreements with respect to any Purchased Receivables and (d) any amounts paid to the Purchaser under any Purchased Rate Cap that are ratably allocable to this Agreement (as opposed to the Receivables Loan Agreement) based on outstanding Capital and the principal amount of Loans under the Receivables Loan Agreement.

            "Commercial Paper Settlement Report" means a report, in substantially the form of Exhibit A, furnished by the Servicer to the Agent for the Purchaser pursuant to Section 6.07(d).

            "Concentration Limit" means at any time, for the Obligors of any one Development, the portion of the Aggregate Concentration Limit for such Obligors that is specified by the Seller on the latest Monthly Settlement Report as being allocated to this Agreement (as opposed to the

Receivables Loan Agreement); the sum of the Concentration Limits for the Obligors of any one Development under this Agreement and the Receivables Loan Agreement shall equal the Aggregate Concentration Limit for such Obligors. If the Seller fails to provide the Servicer with an appropriate allocation of an Aggregate Concentration Limit for the Obligors of a Development, the Concentration Limit under this Agreement for such Obligors will equal the Aggregate Concentration Limit for such Obligors and the "Concentration Limit" under the Receivables Loan Agreement for such Obligors shall equal zero.

            "Contract" means an interval ownership or lot contract agreement and installment note relating to the sale of one or more VOI's or Lots to an obligor, together with any separate obligor's installment note for the payment of the balance of the purchase price thereof.

            "Contract Conveyance Documents" means, with respect to each Purchased Contract, the following documents:

            (a) an original assignment or assignments, in recordable form, of such Contract and certain related property from the Originator to the Seller and subsequent assignment of such Contract and related property from the Seller to HLS, and the subsequent collateral assignment to the collateral Trustee, in one of the forms attached to this Agreement as Exhibit B;

            (b) if the related VOI or Lot has been deeded to the obligor, an original Assignment or Assignments of Mortgage, in recordable form, assigning any Contract Mortgage related to such Contract from the originator to the Seller and subsequently assigning such Contract Mortgage from the Seller to HLS, and subsequently collaterally assigning such Contract Mortgage from HLS to the Collateral Trustee, in one of the forms attached to this Agreement as Exhibit C;

            (c) if the Contract financed the purchase by the obligor of Credit Life Insurance, an original acknowledgment signed by the issuer of any credit Life Insurance of the assignment of the Seller's rights therein pursuant to this Agreement in the form delivered to the Collateral Trustee on the initial Purchase Date; and

            (d) in the case of any Subsequent Purchase Date, any such other documents, instruments or agreements as may be required by the Agent in order to more fully effect the transfer of the Purchased Receivables and any related Purchased Assets.

            "Contract Documents" means the Contract and all papers and documents related to a Contract, including all applicable promissory notes endorsed in blank, the original of any related recorded or unrecorded Contract mortgage and a copy of any recorded or unrecorded warranty deed transferring legal title to the related VOI or Lot to the Obligor, tax receipts, insurance policies, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, repossession files and correspondence, the original of any related assignment, modification or assumption agreement or, if such original is unavailable, a copy thereof, current and historical computerized data files, and all other papers and records of whatever kind or description, whether developed or originated by the Originator, the Seller or another Person, required to document, service or enforce a Contract.

            "Contract File" means the Contract Documents pertaining to a particular Purchased Contract and any additional amendments. supplements, extensions, modifications or waiver agreements required to be added to the Contract File pursuant to this Agreement or Credit and Collection Policy.

            "Contract Mortgage" means any mortgage, deed of trust, purchase money deed of trust or deed to secure debt granted by an obligor to the originator of the Contract encumbering the related VOI or Lot to secure Payments or other obligations under such Contract.

            "Contract Rate" means, with respect to a Purchased Contract, the annual fixed rate at which interest accrues on such Purchased Contract.

            "Contract Schedule" means the Purchased Contract list, attached hereto as Schedule II, as amended from time to time to add new Purchased Contracts and to remove certain Purchased Contracts, in each case in accordance with this Agreement, which list shall set forth the following information with respect to each contract therein as of the applicable date:

            (a)   the Contract number;

            (b)   the obligor's name;

            (c)   the Development in which the related VOI or Lot is located;

            (d)   the current Contract Rate;

            (e) whether the Obligor is covered by a policy of Credit Life Insurance and the amount of any insurance premium for such policy financed pursuant to the Contract;

            (f)   the original term of the Contract;

            (g) the original and current Outstanding Balance (as of the applicable Cut-Off Date);

            (h)   the amount of the Payments on the Contract;

            (i) the original purchase price of such contract paid or to be paid by the originator under the applicable Developer Sale Agreement; and

            (j)   whether the related VOI or Lot has been deeded to the Obligor.

            "CP Rate" means, with respect to any Fixed Period for all Capital allocated to such

Fixed Period, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of the Purchaser having a term equal to such Fixed Period and to be issued to fund the applicable Purchase by the Purchaser may be sold by any placement agent or commercial paper dealer selected by the Purchaser, as agreed between each such agent or dealer and the Purchaser and notified by the Purchaser to the Agent and the Servicer; Provided, however, if the rate (or rates) as agreed between any such agent or dealer and the Purchaser with regard to any Fixed Period for the applicable Purchase is a discount rate (or rates), the "CP Rate" for such Fixed Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

            "Credit and Collection Policy" means those credit and collection policies and practices of the Servicer and the Originator relating to Developers, Contracts and Receivables described in Schedule III, as modified in compliance with this Agreement.

            "Credit Life Insurance" means any policy of insurance acquired by the Obligor providing for payment of the principal amount outstanding under a Contract upon the Obligor's death.

            "Credit Life Insurance Proceeds" means proceeds of, or any unearned premium recovered in respect of, any Credit Life Insurance, which shall constitute Collections.

            "Cut-Off Date" means (a) with respect to the initial Purchase, May 1, 1995, or (b) with respect to each Subsequent Purchase Date, such date as the Agent and the Seller shall mutually agree.

            "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.

            "Default Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (a) the aggregate Outstanding Balance of all Purchased Receivables and Pledged Receivables that became Defaulted Receivables at any time during the month then ending plus (without duplication) the amount of all Receivables which were written off the books of the Seller during such month, by (b) the average aggregate Gross Eligible Receivables Balance (excluding all Defaulted Receivables) during such month.

            "Defaulted Receivable" means a Receivable (a) as to which any payment, or part thereof, exclusive of any advances made by the Servicer or any Person other than the Obligor, remains unpaid for more than 90 days from the original due date for such payment, (b) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(f), or (c) which, consistent with the Credit and Collection Policy, has been or should be written off the Seller's books as uncollectible.

            "Defaulted Receivable Release Date" has the meaning assigned to such term in Section 6.18 of this Agreement.

            "Defective Contract" has the meaning assigned to such term in
Section 6.18 of this Agreement.

            "Defective Contract Release Date" has the meaning assigned to such term in Section 6.18 of this Agreement.

            "Delinquency Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (a) the sum of the aggregate Outstanding Balance of all Purchased Receivables that were Delinquent Receivables as of such date, by (b) the aggregate Outstanding Balance of all Purchased Receivables as of the last day of such month.

            "Delinquent Receivable" means a Receivable that is not a Defaulted Receivable and (a) as to which any payment or part thereof, exclusive of any advances made by the Servicer or any Person other than the obligor, remains unpaid for more than 30 days from the original due date for such payment or (b) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent by the Servicer.

            "Depository Institution" means a depository institution or trust company, incorporated under the laws of the United States or any State thereof, that is subject to supervision and examination by federal and/or state banking authorities.

            "Developer" means a Person from which the originator purchased Receivables and related assets pursuant to a "Contract of Sale of Time Share Receivables with Recourse" substantially in the form of Exhibit D or in such other form as may be acceptable to the Agent (each a "Developer Sale Agreement").

            "Developer Mortgage" means any mortgage or deed of trust or deed to secure debt granted by a Developer to the Originator to secure the Developer's obligations under a Developer Sale Agreement between the originator and such Developer encumbering the related Development.

            "Developer Sale Agreement" has the meaning assigned to that term in the definition of "Developer."

            "Development Default Ratio" means at any time, for the Purchased Receivables and Pledged Receivables related to a Development, the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (a) the aggregate outstanding Balance of all such

Purchased Receivables and Pledged Receivables that became Defaulted Receivables at any time during the month then ending plus (without duplication) the amount of all Receivables related to such Development which were written off the books of the Seller during such month, by (b) the average aggregate Outstanding Balance of all Purchased Receivables and Pledged Receivables (excluding all Defaulted Receivables) during such month, in each case related to such Development.

            "Developments" means each resort or development listed on Schedule IV to this Agreement, as subsequently amended from time to time with the written consent of the Agent.

            "Discount Amount" means at any time an amount equal to:

                  PL   -   PL
                          ----
                          1.05

            where:

            PL = the Purchase Limit in effect on the date of determination.

            "Eligible Assignee" means each of ING Capital, any receivables investment vehicle sponsored by ING Capital or any of its Affiliates, any financial institution providing credit enhancement or liquidity support to the Purchaser in connection with the transactions contemplated by this Agreement and any Affiliate of any of the foregoing; provided, that, no such financial institution providing credit enhancement or liquidity support to the Purchaser that is not an Affiliate of ING Capital shall be an Eligible Assignee without the prior written consent of the Seller, which consent shall not be unreasonably withheld.

            "Eligible Contract" means, except as otherwise approved by the Agent, a Contract:

            (a) (i) where the related VOI or Lot is located in a Development,
      (ii) where the unit for a related VOI is complete and ready for occupancy and is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such unit contains no structural defects materially affecting its value and is in good tenantable condition, (iii) where the related VOI Regime is contiguous to a dedicated, physically-open, all-weather street, and is adequately serviced by public (or private if complying with all material and applicable local laws, regulations and ordinances) water and sewer systems and utilities, (iv) where the related VOI Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such VOI Regime contains no structural defects materially affecting its value, and
      (v) where there is no legal, judicial or administrative proceeding pending or threatened for the total or partial condemnation of any VOI Regime which would have a material adverse effect on the value of the related VOI Regime or unit;

            (b) where the rights-of the obligor thereunder are subject to declarations, covenants and restrictions of record affecting the related VOI Regime;

            (c) as to which the Seller has a valid ownership interest in the related VOI or Lot subject only to (i) the interest therein of the Obligor, (ii) the lien of unbilled and unpaid assessments, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, such exceptions appearing of record being consistent with the normal business practices of the Originator or specifically disclosed in the applicable land sales registrations filed with the applicable regulatory agencies, and (iv) other matters to which properties of the same type as those underlying the Contracts are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Contract;

            (d) where (i) if the related VOI or Lot has been deeded to the Obligor of the related Contract, on the date on which the Receivables arising under such Contract were Purchased hereunder, the Seller had a valid and enforceable first lien Contract Mortgage on such VOI or Lot, which Contract Mortgage has been assigned to the collateral Trustee for the benefit of itself, the Agent and the Purchaser pursuant to the Contract Conveyance Documents, (ii) if the related VOI or Lot has not been deeded to the Obligor of the related Contracts, on the date on which the Receivables arising under such Contract were Purchased hereunder, the Developer had legal title to such VOI or Lot and the Seller had an equitable interest in such VOI or Lot underlying the related Contract, which equitable interest has been assigned to the collateral Trustee pursuant to the Contract Conveyance Documents, and (iii) if any Contract Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, had been properly designated in accordance with applicable law and currently so serves;

            (e) that has a Contract Rate that is equal to or greater than the sum of (i) the thirty day commercial paper index rate set forth in the most recent weekly statistical release designated H.15(519) published by the Board of Governors of the Federal Reserve System (or any successor publication) as of the applicable Cut-Off Date with respect to the Receivables arising under such Contract plus (ii) 3.45%; (accruing on an actuarial (pre-computed) basis);

            (f) that provides for equal monthly Payments of principal or principal and interest (except for the final monthly Payment which is no greater than 110% of each preceding monthly Payment) which fully amortize the related loan over its term;

            (g) that requires the Obligor to pay the unpaid principal balance on or before April 30, 2008 over an original term of not greater than 120 months and over a remaining term (at the time of sale to the Purchaser) of not greater than 84 months;

            (h) where at least two Payments with respect to such Contract have been received by the originator;

            (i)   which is not a Defective Contract;

            (j) as to which, if the Contract financed the purchase by the Obligor of Credit

      Life Insurance, (i) such policy is in full force and effect and has been validly and effectively assigned by way of security, pursuant to all applicable laws, rules and regulations, to the Collateral Trustee, (ii) the full premium therefor has been paid, and (iii) the insurance company issuing such policy is rated at least "All by A.M. Best Company, Inc.;

            (k) the underlying ownership interest which is the subject of such Contract consists of (i) a fixed week, (ii) an undivided interest in fee simple in a lodging unit or group of lodging units at a Development Agent or (iii) such other interest or right with respect to a lodging unit or group of lodging units at a Development that has been approved of by the Agent in writing (including a right to use a lodging unit or group of lodging units at a Development if approved of by the Agent in writing);

            (1) which was originated and has been consistently serviced in accordance with the Credit and Collection Policies; which has not been reserved against by the Originator or the Seller (except for purchase price amounts held back by the Originator pursuant to the terms of a Developer Sale Agreement and for reserves established by the Originator with respect to all Receivables);

            (n) as to which the payment obligation of the Obligor is not subject to any material dispute between the Obligor and any of the Developer, the Seller, the Servicer and/or the Originator;

            (o) which arises from transactions in a jurisdiction where the Originator is duly qualified to do business in such jurisdiction, if the Originator is required to be qualified to do business in such jurisdiction;

            (p) which have not been canceled or terminated (regardless of whether the Obligor thereof is legally entitled to do so) or declared ineligible by any of the Seller, the Servicer or the Originator, and constitute legal, valid, binding and enforceable obligations of the obligors thereof fee from any dispute, offset, counterclaim or defense whatsoever;

            (q) where such Contract had a minimum equity of 10% at origination (calculated using the Sales Price for such Contract and including in such total equity any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract);

            (r) the performance of which has been completed by the Seller, the related Developer and by all other parties other than the Obligor and there are no executory obligations to be performed thereunder except by the Obligor;

            (s) as to which there is no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract and neither the Seller nor the Originator has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Agent;

            (t) where, if such contract also financed a policy of Credit Life
      Insurance: (i) the Seller is the sole assignee of the sole beneficiary of such policy;

                  (ii) the Seller has the power and authority to pledge its interest as the assignee of the beneficiary of such policy, and it has so pledged its interest to the Collateral Trustee pursuant to an effective assignment; (iii) the Seller has the sole power and authority to cancel such policy in the event of nonpayment of such Contract and the sole right to receive any unearned premium in the event of cancellation of such policy; and (iv) the Seller has the power and authority to assign its right to receive any unearned premium with respect to such policy, and it has so pledged its right to the Collateral Trustee pursuant to an effective assignment; and

            (u) where no payment or any part thereof due from the related Developer to the Seller, the Originator or any Affiliate of the Originator (whether pursuant to the related Developer Sale Agreement or otherwise) remains unpaid past the original due date for such payment.

            "Eligible Depository Institution" means a Depository Institution, the short term unsecured senior indebtedness of which is rated at least A-1 by S&P and F-1 by Fitch, if rated by Fitch.

            "Eligible Developer Sale Agreement" means, except as otherwise approved by the Agent, a Developer Sale Agreement:

            (a) entered into with a Developer which is a United States resident (unless otherwise approved of by the Agent in writing and each of S&P and Fitch is notified in writing of such approval), is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency; payment obligations under which are denominated and payable only in United States dollars in the United States;

            (b) payment obligations under which are denominated and payable only in United States dollars in the United States;

            (c) the assignment of which (including, without limitation, the sale of an undivided percentage interest therein and the assignment of any Related Security) does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

            (d) which does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto is in violation of any such law, rule or regulation in any material respect; and

            (e) which satisfies all applicable requirements of the Credit and Collection Policy.

            "Eligible Receivable" means, at any time, a Receivable:

            (a) the Obligor of which is a United States resident, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

            (b) which is not a Defaulted Receivable or a Delinquent Receivable and the Obligor of which is not the Obligor of any Defaulted Receivables;

            (c) unless included in the initial Purchase, as to which no payment or any part thereof has remained unpaid for more than 30 days from the original due date for such payment on two or more separate occasions and as to which no payment or any part thereof has remained unpaid for more than 60 days from the original due date for such payment on one or more occasions;

            (d) which arises under an Eligible Contract and which was purchased from a Developer under an Eligible Developer Sale Contract;

            (e) (i) is denominated and payable only in United States dollars in the United States and (ii) no portion of which is payable on account of sales taxes;

            (f) which arises in the ordinary course of the originators business;

            (g) the assignment of which (including, without limitation, the sale of an undivided percentage interest therein and the assignment of any Related Security) does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

            (h) which has not been compromised, adjusted or modified (including by extension of time or payment or the granting of any discounts, allowances or credits);

            (i) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

            (j) which satisfies all applicable requirements of the Credit and Collection Policy;

            (k) which, if originated prior to June 30, 1994, is insured by the General Commercial Lines Policy dated June 13, 1993 (or a comparable policy acceptable to the Agent) for a term not less than five years;

            (l) which has been transferred by the originator to the Seller pursuant to the Originator Sale Agreement; and

            (m) which has an Outstanding Balance which is not greater than $30,000.

            "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "ERISA Affiliate", means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the code) as the Seller; (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the
Code) with the Seller or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Seller, any corporation described in clause (a) above or any trade or business described in clause (b) above.

            "Event of Termination" has the meaning assigned to that term in
Section 7.01.

            "Facility Amount" means at any time the sum of (a) the face amount of outstanding commercial paper notes of the Purchaser issued to fund Purchases hereunder plus (b) the amount of Capital allocated to Fixed Periods bearing interest at the Alternative Rate plus (c) to the extent not already included in the face amount of the outstanding commercial paper described in clause (a) above, the accrued and unpaid Yield on the foregoing amounts described in clauses (a) and (b) above, in each case at such time.

            "Facility Fee" has the meaning assigned to that term in Section
2.09.

            "Fitch" means Fitch Investors Service, L.P. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate commercial paper notes of the Purchaser, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Agent.

            "Fixed Period" for any outstanding Capital means (a) if Yield in respect of all or any part thereof is computed by reference to the CP Rate, a period of 1 to and including 90 days and (b) if Yield in respect thereof is computed at the Alternative Rate, a period of 1 to and including 30 days, in each case, as determined pursuant to Section 2.04.

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

            "Gross Eligible Receivables Balance" means, at any time, the aggregate Outstanding Balance of Eligible Receivables which constitute Purchased Receivables or that constitute Pledged Receivables under the Receivables Loan Agreement.

            "Indemnified Amounts" has the meaning assigned to that term in
Section 9.01.

            "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Receivables and other Purchased Assets pursuant to the Originator Sale Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

            "Issuer" means HLS and any other Purchaser whose principal business consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

            "Large Receivable" means a Receivable that has an Outstanding Balance greater than $20,000.

            "Large Receivables Limit" means at any time, the portion of the Aggregate Large Receivables Limit that is specified by the Seller on the latest monthly Settlement Report as being allocated to this Agreement (as opposed to the Receivables Loan Agreement); the sum of the Large Receivables Limit under this Agreement and the "Large Receivables Limit" under the Receivables Loan Agreement shall equal the Aggregate Large Receivables Limit. If the Seller fails to provide the Servicer with an allocation of the Aggregate Large Receivables Limit, the Large Receivables Limit under this Agreement will equal the Aggregate Large Receivables Limit for such Obligors and the "Large Receivables Limit" under the Receivables Loan Agreement shall equal zero.

            "Liquidation Fee" means, for the Capital allocated to each Fixed Period (computed without regard to any shortened duration of such Fixed Period as a result of the occurrence of the Termination Date) during which such Capital is reduced or the applicable Yield Rate for such Capital is for any reason changed, the amount, if any, by which (a) the Yield (calculated without taking into account any Liquidation Fee) which would have accrued on the amount of the reduction of Capital during such Fixed Period (as so computed) if such reduction had not been made or if the applicable Yield Rate had remained unchanged, as the case may be, exceeds (b) the sum of (i) Yield actually received by the Purchaser in respect of such Capital for such Fixed Period and (ii) if applicable, the income, if any, received by the Purchaser from the Purchaser's investing the proceeds of reductions of Capital.

            "Lock Box" means a post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

            "Lock-Box Account" means an account maintained by the Agent at a bank or other financial institution for the purpose of receiving Collections from the related Lock Box.

            "Lock-Box Bank" means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

            "Lot" means any Development lot related to a Purchased Contract.

            "Minimum Overcollateralization Percentage" means thirty percent
(30%).

            "Monthly Settlement Report" means a report, in substantially the form of Exhibit E, furnished by the Servicer to the Agent for the Purchaser pursuant to Section 6.07(b).

            "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Seller or any ERISA Affiliate on behalf of its employees.

            "Obligations" has the meaning assigned to such term in the Receivables Loan Agreement.

            "Obligor" means a Person obligated to make payments pursuant to a Contract.

            "Originator" means Bennett Funding International, Ltd. a Delaware corporation, formerly known as The Processing Center, Inc.

            "Originator Sale Agreement" means the Receivables Purchase and Sale Agreement of even date herewith among the Originator, the Seller and the Servicer, together with all instruments, documents and agreements executed by the originator in connection therewith, in each case as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

            "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

            "Overcollateralization Percentage" means at any time the remainder of (a) a fraction, expressed as a percentage, the numerator of which is (i) the sum of (A) the Purchased Receivables Balance plus (B) amounts on deposit in the Spread Account plus (C) the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next Settlement Date and the denominator of which is (ii) the Facility Amount minus (b) 100%.

            "Payment" means the scheduled monthly payment of principal and interest on a Contract.

            "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than A-1 or the equivalent thereof from S&P and, if rated by Fitch, not less than F-1 or the equivalent thereof from Fitch;
(c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and maturing no later than 90 days after the date of acquisition; and (d) commercial paper maturing within 90 days after the date of acquisition and having a rating of not less than A-1 or the equivalent thereof from S&P and if rated by Fitch, not less than F-1 or the equivalent thereof from Fitch.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

            "Pledged Assets" has the meaning assigned to such term in the Receivables Loan Agreement.

            "Pledged Receivables" has the meaning assigned to such term in the Receivables Loan Agreement.

            "Purchase" means a purchase by the Purchaser of Purchased Assets from the Seller pursuant to Article II.

            "Purchase Date" means, with respect to any Purchase, the date on which such Purchase is funded, which date, other than in the case of the initial Purchase, shall be a Subsequent Purchase Date.

            "Purchase Date/Spread Account Surplus Settlement Report" means a report, in substantially the form of Exhibit F, furnished by the Servicer to the Agent for the Purchaser pursuant to Section 6.07(c).

            "Purchase Limit" means, at any time, $50,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03 (the "Maximum Purchase Limit"), less the aggregate principal amount of the "Loans" outstanding under the Receivables Loan Agreement; provided, however, that at all times, on or after the Termination Date, the "Purchase Limit" shall mean the aggregate outstanding Capital and provided, further, that the Maximum Purchase Limit shall in no event exceed the aggregate commitments of the lenders providing credit enhancement and liquidity support to the Purchaser in connection with the transactions contemplated by this Agreement.

            "Purchased Assets" means (i) all then outstanding Purchased Receivables, (ii) all Related Security relating to such Purchased Receivables and (iii) all Collections with respect to, and other proceeds of, such Purchased Receivables received on or after the applicable Cut-Off Date.

            "Purchased Contract" means a Contract under which a Purchased Receivable arises.

            "Purchased Rate Cap" has the meaning assigned to such term in certain Sinking Fund Account Agreement dated as of the date hereof among the Originator, the Purchaser, the Agent, the Collateral Trustee and ING Capital, as calculation agent.

            "Purchased Receivable" means any Receivable purchased from the Seller pursuant to Article II and any Receivable substituted pursuant to Section
6.18 for any existing Purchased Receivable.

            "Purchased Receivables Balance" means, at any time, the remainder of
(a) aggregate Outstanding Balance of Eligible Receivables which constitute Purchased Receivables minus (b) the aggregate amounts by which the aggregate Outstanding Balance of any such Eligible Receivables related to each Development exceeds the Concentration Limit with respect to such Development minus (c) the aggregate amounts by which the aggregate Outstanding Balance of any such Eligible Receivables that are Large Receivables exceeds the Large Receivables Limit minus (d), if positive, the product of RB x (1 - APP/OBPR), where RB = the aggregate Outstanding Balance of Eligible Receivables which constitute Purchased Receivables at the time, APP = the aggregate purchase price paid or to be paid by the originator pursuant to the Developer Sale Agreements for the Eligible Receivables which constitute Purchased Receivables at such time and OBPR = the aggregate Outstanding Balance of such Purchased Receivables at the time the Originator purchased such Purchased Receivables pursuant to the Developer Sale Agreements.

            "Purchaser" means HLS or any other Person that agrees, pursuant to the pertinent Assignment and Acceptance, to purchase Purchased Assets pursuant to Article II of this Agreement.

            "Receivable" means the indebtedness of any Obligor under a Contract whether constituting an account, chattel paper, instrument or general intangible, (a) which arises from a sale of a VOI or Lot by a Developer and (b) in which the Seller has acquired an interest pursuant to the Originator Sale Agreement. Each Receivable shall include each Payment and every right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

            "Receivables Loan Agreement" means the Receivables Loan and Security Agreement of even date herewith among the Purchaser, the Agent, the Seller and the Servicer, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

            "Records" means all Contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related obligors which the Seller has itself generated, in which the Seller has acquired an interest pursuant to the Originator Sale Agreement or in which the Seller has otherwise obtained an interest.

            "Related Security" means with respect to any Receivable:

            (a) the Contract under which such Receivable arose;

            (b) the VOIs and Lots relating to such Receivable;

            (c) any Contract Mortgages relating to the Purchased Contracts and all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

            (d) all guarantees, indemnities, warranties, letters of credit, insurance policies (including Credit Life Insurance and credit default insurance) and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; provided, however, if any such guarantee, indemnity, warranty, letter of credit, insurance policy, agreement, or arrangement supporting or securing payment of such Receivables support or secure payment of any Receivable which is not a Purchased Receivable, only the portion supporting or securing the Purchased Receivables shall be Related Security;

            (e) the Contract Files and other Records relating to such Receivables;

            (f) the Contract Conveyance Documents and any Developer Mortgages relating to such Receivable;

            (g) all of the Seller's right and title to, and interest in, the originator Sale Agreement, the Developer Sale Agreements and the assignment to the Agent of all UCC financing statements filed by the Seller against the Originator under or in connection with the originator Sale Agreement; and

            (h) all proceeds of the foregoing.

            "Repurchase Price" means, with respect to a Purchased Contract to be repurchased hereunder, an amount equal to the remaining Outstanding Balance on such Purchased Contract as of the opening of business on the Settlement Date on which the repurchase is to be effected hereunder, together with accrued and unpaid interest thereon at the Contract Rate from the last due date as to which the Obligor paid interest under such Contract.

            "Required Overcollateralization Percentage" means thirty-three percent (33%).

            "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate commercial paper notes of the Purchaser, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Agent.

            "Sales Price" means, with respect to any Purchased Receivable, the total purchase price of the related VOI or Lot, including any premium paid in respect of a policy of Credit Life Insurance.

            "Servicer" means at any time the Person then authorized pursuant to
Section 6.01 to service, administer and collect Receivables.

            "Servicer Default" means the defaults specified in Section 8.01 of this Agreement.

            "Servicer Fee" has the meaning assigned to that term in Section
2.09.

            "Servicing Fee Rate" means 1.00% per annum, so long as the originator or any of its Affiliates is Servicer, and otherwise means the percentage set forth in the Standby Servicer Fee Letter or such other percentage per annum which the Servicer and the Agent may agree upon in writing from time to time.

            "Settlement Date" means July 15, 1995 and thereafter the 15th day of each month; provided that if such day is not a Business Day, the "Settlement Date" for such month shall be the first Business Day to occur after such 15th day.

            "Spread Account" has the meaning assigned thereto in Section 2.06 of this Agreement.

            "Spread Account Bank" means the bank maintaining the Spread Account.

            "Spread Account Surplus Date" has the meaning assigned to that term in Section 2.06(b).

            "Standby Servicer" means The Chase Manhattan Bank N.A. and any substitute Standby Servicer appointed by the Agent pursuant to Section 6.17.

            "Standby Servicer Fee" has the meaning assigned to that term in
Section 2.09(a).

            "Standby Servicer Fee Letter" means the letter agreement dated as of May 25, 1995, between the Standby Servicer and the Agent, as amended or otherwise modified from time to time.

            "Subsequent Purchase Date" means each Business Day occurring after initial Purchase Date on which the Seller determines, in the exercise of its sole discretion, to sell additional Eligible Receivables to the Purchaser and to request an additional Purchase from the Purchaser in respect thereof.

            "Successor Servicer" has the meaning assigned to that term in
Section 8.02(a).

            "Termination Date" means the earliest of (a) May 24, 2000, (b) the date of termination of the Purchase Limit pursuant to Section 2.03, (c) the date of the declaration or automatic occurrence of the Termination Date pursuant to
Section 7.01 and (d) the date on which (i) all of the lenders providing liquidity to the Purchaser with respect to this Agreement, (ii) all of the commitments of all of the lenders under any agreement evidencing any such liquidity support facility, (iii) any lender providing enhancement to the Purchaser with respect to this Agreement or (iv) any commitment of a lender under any agreement evidencing any such enhancement support facility, is/are terminated for any reason and replacement lenders and/or commitments, as the case may be, are not obtained by the Purchaser prior to such termination.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

            "United States" means the United States of America.

            "VOI" means the underlying ownership interest which is the subject of a Purchased Contract, which ownership interest shall consist of either a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development or such other interest or right with respect to a lodging unit or group of lodging units at a Development that has been approved of by the Agent in writing.

            "VOI Regime" means any of the various interval ownership regimes listed on Schedule V hereto, each of which is an arrangement, established under applicable state law, whereby a designated portion of a Development is made subject to a declaration permitting the transfer of VOIs therein.

            "Yield" means, for all Capital allocated to any Fixed Period during any such Fixed Period, the product of

                  YRT x C x ED
                            --
                           360
where:

      C   = the Capital allocated to such Fixed Period,
      ED = the actual number of days elapsed during such Fixed Period, and YRT = the Yield Rate for such Fixed Period;

provided, however that (a) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned by the Purchaser to the Seller or any other Person for any reason.

            "Yield Rate" means, for any Fixed Period for all Capital allocated to such Fixed Period:

            (i) to the extent the Purchaser will be funding the applicable Purchase on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period, and

            (ii) to the extent the Purchaser will not be funding the applicable Purchase on the first day of such Fixed period through the issuance of commercial paper, a rate equal to the Alternative Rate for such Fixed Period or such other rate as the Agent and the Seller shall agree to in writing.

            SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

            SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II.
                            THE RECEIVABLES FACILITY

            SECTION 2.01. Purchases of Purchased Assets. On the terms and conditions hereinafter set forth, the Purchaser shall purchase Purchased Assets from the seller from time to time during the period from the date hereof until the Termination Date. Under no circumstances shall the Purchaser make the initial Purchase or any Subsequent Purchase if, after giving effect to such Purchase, either (a) the Overcollateralization Percentage would be less than Required Overcollateralization Percentage or (b) the aggregate Capital outstanding hereunder would exceed the lesser of (i) the Purchase Limit minus the Discount Amount or (ii) the Capital Limit as determined by reference to the most recent Monthly Settlement Report or Purchase Date/Spread Account Surplus Settlement Report delivered by the Servicer to the Purchaser in accordance with
Section 6.07 hereof.

            SECTION 2.02. The Initial Purchase and Subsequent Purchases. (a) Until the occurrence of the Termination Date, the Purchaser will make Purchases on any Business Day at the request of the Seller, subject to and in accordance with the terms and conditions of Section 2.01 and 2.02. After the Collection Date has occurred, the Purchaser and the Agent, in accordance with their respective interests, shall assign and transfer to the Seller their respective remaining interest in the Purchased Assets to the Seller free and clear of any Adverse Claim resulting solely from an act or omission by the Purchaser or the Agent, but without any other representation or warranty, express or implied.

            (b) The initial Purchase and each Subsequent Purchase shall be made on at least three Business Days' notice from the Seller to the Agent. Each such notice shall specify (i) the aggregate amount of such Purchase, which shall be in an amount equal to or greater than $500,000, (ii) the date of such Purchase or Subsequent Purchase, (iii) the requested Fixed Period(s) and requested applicable Yield Rate (i.e. CP Rate or Alternative Rate) for the Capital arising as a result of such Purchase, and the allocations of Capital to each such requested Fixed Period and (iv) the Contracts under which the Receivables to be included in such Purchase arose together with an amendment to the Contract Schedule with respect to such Contracts. The Agent shall notify the Seller whether the duration of the initial Fixed Periods and the applicable Yield Rate described in such notice is acceptable or, if not applicable, the Agent shall advise the Seller of such Fixed Periods and applicable Yield Rate as may be acceptable. On the date of such Purchase, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller in same day funds, the amount of such Purchase (net of amounts payable to or for the benefit of the Purchaser to reduce Capital on such Purchase Date pursuant to Section 2.05), as the case may be, by payment to the account which the Seller has designated in writing with the consent of the Agent.

            (c) It is expressly acknowledged that each Purchase hereunder shall be made without recourse to the Seller; provided, however, that the Seller shall be liable to the Agent and the Purchaser (i) for all representations, warranties, covenants and indemnifications made by such Seller pursuant to the terms of this Agreement to the extent described in
      Section 9.01, (ii) for all obligations to remit any deemed Collections of Purchased Receivables pursuant to Section 2.07, and (iii) for all fees, costs, expenses, taxes and other indemnifications owed under this Agreement.

            SECTION 2.03. Termination or Reduction of the Purchase Limit. The Seller may, upon at least five Business Days, notice to the Agent, terminate in whole or reduce in part the portion of the Purchase Limit that exceeds the greater of the outstanding capital and the sum of the aggregate Capital plus the Discount Amount; provided, however, that each partial reduction of the Purchase Limit shall be in an aggregate amount equal to $5,000,000 or an integral multiple thereof.

            SECTION 2.04. Selection of Fixed Periods. At all times hereafter until the Termination Date, the Seller shall, subject to the Agent's and the Purchaser's approval and the limitations described below, select (a) Fixed Periods and allocate a portion of the outstanding Capital to each selected Fixed Period, so that the outstanding Capital is at all times allocated to one or more Fixed Periods and (b) Yield Rates to apply to such Capital for such Fixed Periods. The initial Fixed Period(s) and Yield Rate(s) applicable to the Capital arising as a result of the initial Purchase shall be specified in the notice relating to the Purchase described in Section 2.02(b). Each subsequent Fixed Period shall commence on the last day of the immediately preceding Fixed Period, and the duration of and Yield Rate applicable to such subsequent Fixed Period shall be such as the Seller shall select and the Agent shall approve on notice from the Seller received by the Agent (including notice by telephone, confirmed in writing) not later than 12:30 P.M. (New York City time) on such last day, except that if the Agent shall not have received such notice before 12:30 P.M. or the Agent and the Seller shall not have so mutually agreed before 2:00 P.M. (New York City time) on such last day, such Fixed Period shall be one day and the applicable Yield Rate shall be the Alternative Rate, until the Agent receives notice from the Seller requesting a Fixed Period and applicable Yield Rate, which, if accepted by the Agent, shall be the Fixed Period and the applicable Yield Rate; provided, that, notwithstanding the foregoing, on and after the occurrence of any Event of Termination (unless waived in accordance with the terms and conditions hereof), the Purchaser shall cease to issue commercial paper notes to fund and maintain Purchases hereunder and the applicable Yield Rate shall be the Alternative Rate. Any Fixed Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day. Any Fixed Period which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date. On or after the Termination Date, the Agent shall have the right to allocate outstanding Capital to Fixed Periods of such duration as shall be selected by the Agent. The Purchaser shall, on the first day of each Fixed Period, notify the Agent of the Yield Rate for the Capital allocated to such Fixed Period.

            SECTION 2.05. Settlement Procedures. The Servicer, as agent for the Agent and the Purchaser, will instruct the Agent's Bank, and the Agent may instruct the Agent's Bank, to apply funds on deposit in the Agent's Account and the Spread Account as described in this Section 2.05, subject to the provisions of Section 2.13(b) of the Receivables Loan Agreement.

            (a) Yield and Liquidation Fees. The Servicer shall, and the Agent may, on each Business Day (including any Settlement Date), direct the Agent's Bank to set aside in the Agent's Account for transfer at the further direction of the Purchaser or the Agent or any other duly authorized agent of the Purchaser (whether on such day or on a subsequent day) an amount equal to the Yield through such day on the Capital allocable to the Purchaser and not so previously set aside and the amount of any unpaid Liquidation Fees owed to the Purchaser on such day. On the last day of each Fixed Period, the Agent shall notify the Servicer of, and direct the Agent's Bank to pay, such funds to be paid to the Purchaser in respect of full payment of accrued Yield for such Fixed Period. on any Business Day on which an amount is set aside in respect of Liquidation Fees pursuant to this Section 2.05(a), the Agent shall direct the Agent's Bank to pay such funds to the Purchaser in payment of such Liquidation Fees.

            (b) Fixed Period Capital Reductions. The Servicer shall, and the Agent may, on the last day of each Fixed Period that is not a Settlement Date, direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the aggregate amounts that would, if such last day was a Settlement Date, be set aside on such Settlement Date to pay amounts pursuant to Section 2.05(a) and 2.O5(c)(i)-(vii), to pay the Agent for the account of the Purchaser in reduction of Capital in an amount equal to the aggregate Capital allocated to such Fixed Period or, prior to the Termination Date, if lower, an amount equal to the excess, if any, of Capital immediately prior to such distribution over the Capital Limit on such date (without giving effect to amounts on deposit in the Agent's Account on such date that would otherwise be included in the calculation of the Capital Limit but after giving effect to any Purchase of Receivables made on such date and any other distributions of amounts on deposit in the Agent's Account or the Spread Account made on such date).

            (c) Settlement Date Transfers from Agent's Account. The Servicer shall, and the Agent may, on each Settlement Date direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the aggregate amounts set aside on such Settlement Date pursuant to Section 2.05(a), in the following amounts and priority:

                  (i) to the Seller, any monies held in the Agent's Account that are not Collections and that are to be remitted to the Seller pursuant to
      Section 6.03;

                  (ii) to the Agent for the account of the Purchaser in an amount equal to (and for payment of) the Facility Fee which has accrued and is unpaid as of the last day of the preceding month;

                  (iii) if neither the Seller nor the originator, nor any Affiliate of either of them, is the Servicer, to the Agent for the account of the Servicer in an amount equal to the Servicer Fee which is accrued and unpaid as of the last day of the preceding month;

                  (iv) to the Spread Account in an amount equal to the Capital Base Deficiency (if any) as of such Settlement Date;

                  (v) so long as no Capital Base Deficiency shall exist or would be created by such transfer, to the Agent for the account of the Servicer (if the Servicer is the Seller, the Originator or any Affiliate of either of them) in an amount equal to the Servicer Fee which is accrued and unpaid as the last day of the preceding month;

                  (vi) So long as no Capital Base Deficiency shall exist or would be created by such transfer, to the Agent for the account of the Purchaser in an amount equal to the aggregate amount of all other obligations of the Seller to the Purchaser hereunder other than Yield, Liquidation Fees and the amounts described in clauses (i) through (iv) above;

                  (vii) prior to the Termination Date, to the Seller to pay the amount equal to the purchase price of any Receivables being Purchased hereunder on such date;

                  (viii) to the Agent for the account of the Purchaser in reduction of Capital (A) prior to the Termination Date, in an amount equal to the Capital Base Surplus on such date, if any, immediately prior to such distribution (without giving effect to amounts on deposit in the Agent's Account on such date that would otherwise he included in the calculation of the Capital Base Surplus but after giving effect to any Purchase of Receivables made on such date and any other distributions of amounts on deposit in the Agent's Account or the Spread Account made on such date) and (B) on and after the Termination Date, in an amount necessary to reduce Capital to zero; and

                  (ix) on and after the Termination Date, to the Agent for the account of the Purchaser in an amount necessary to reduce outstanding obligations under the Receivables Loan Agreement to zero;

                  (x) to the Seller, any remaining amounts.

Upon its receipt of funds pursuant to clause (ii) above in respect of the Facility Fee, the Agent shall retain a portion thereof in the amount of the accrued and unpaid Agent's Fee, and a portion thereof in the amount of the accrued and unpaid standby Servicer Fee (each as of the last day of the preceding month) and shall apply the balance of funds as directed by the Purchaser. Upon its receipt of funds pursuant to clause (iii) or (v) above, the Agent shall distribute such funds to the Servicer in payment of any accrued and unpaid Servicer Fee. Upon its receipt of funds pursuant to clause (vi) above, the Agent shall apply such funds as directed by the Purchaser or as otherwise provided in this Agreement.

            (d) Purchase Date Transfers. The Servicer shall, and the Agent may, on each Purchase Date that is not a Settlement Date direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the Carrying Cost Reserve Amount as of such Purchase Date, to the Seller to pay the purchase price of any Receivables being Purchased hereunder-on such date.

            (e) Application of Spread Account Monies. To the extent that there are insufficient available funds on deposit in the Agent's Account for the payment of the amounts payable pursuant to Section 2.05(a), 2.05(c)(ii)-(iii) and 2.05(c)(vi), funds shall be withdrawn by the Collateral Trustee from the Spread Account to the extent of such insufficiency, solely upon the direction of the Agent, to be used solely for the purposes and in the order of priority set forth at Section 2.05(a) and 2.05(c)(ii)-(iii) and 2.05(c)(vi) hereof, giving effect to the terms thereof as if each reference therein to the "Agent's Account" was, instead, a reference to the Spread Account and on and after the Termination Date, funds may be withdrawn from the Spread Account by the Collateral Trustee and deposited into the Agent's Account to be applied in accordance with Section 2.05(a)-(c).

            (f) Seller Deficiency Payments. Notwithstanding anything to the contrary contained in this Section 2.05 or in any other provision in this Agreement, if, on any Business Day the outstanding amount of Capital shall exceed the lesser of (i) the Purchase Limit minus the Discount Amount or (ii) the Capital Limit, then, the Seller shall remit to the Agent, prior to any Purchase and in any event no later than the close of business of the Agent on the next succeeding Business Day, a payment (to be applied by the Agent in its sole discretion either to fund the Spread Account or to reduce outstanding Capital allocated to Fixed Periods selected by the Agent, in its sole discretion) in such amount as may be necessary to reduce outstanding Capital to an amount less than or equal to the lesser of (i) the Purchase Limit minus the Discount Amount and (ii) the Capital Limit.

            SECTION 2.06. Spread Account. (a) On or prior to the initial Purchase Date, the Agent shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Trustee for the benefit of the Agent and the Purchaser and their respective assigns, a cash collateral account (the "Spread Account"). The Spread Account shall be a subaccount within a special account maintained with a Depository Institution which is an Eligible Depository Institution (provided, however, that the Depository Institution at which such Spread Account is established and maintained need not be an Eligible Depository Institution in the event that the Spread Account is maintained as a fully segregated trust account with the trust department of such Depository Institution) but shall be under the sole dominion and control of, and in the name of, the Collateral Trustee.

            (b) Prior to the occurrence of the Termination Date, on at least three Business Days, notice from the Seller to the Agent, the Seller may, on any Business Day that is not a Settlement Date (each such day a "Spread Account Surplus Date") (provided that a Spread Account Surplus Date shall occur no more frequently than once a week), instruct the Servicer to instruct the Spread Account Bank to transfer from the Spread Account to the Seller, an amount of funds held in the Spread Account which shall in no event be greater than (i) the Capital Base Surplus (if any) on such Spread Account Surplus Date, if such Spread Account Surplus Date is the Business Day next succeeding a Settlement Date or (ii) the excess Capital Base Surplus (if any) over the Carrying Cost Reserve Amount on such Spread Account Surplus Date, if such Spread Account Surplus Date is not on such a

      Business Day (any such amount of funds, the "Spread Account Excess"). The Seller, in making any such instructions for the transfer of funds from the Spread Account, shall simultaneously provide each of the Agent and the Spread Account Bank with a copy of a Purchase Date/Spread Account Surplus Settlement Report together with a certificate of an officer of the Seller as to the existence and size of any Spread Account Excess.

            (c) Any funds remaining in the Spread Account after the Collection Date has occurred shall be remitted to the Seller or as otherwise required by law.

            SECTION 2.07 Special Settlement Procedures. If on any day the Outstanding Balance of any Purchased Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof against the Originator, the Seller, the related Developer or any other Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Seller shall be deemed to have received on such day a Collection of such Purchased Receivable in the amount of such reduction, cancellation or adjustment. If on any day any of the representations or warranties in Section 4.01(h) is no longer true with respect to a Purchased Receivable, the Seller shall be deemed to have received on such day a Collection of such Purchased Receivable in full.

            SECTION 2.08. Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Seller shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited within one Business Day after the date such amounts are due hereunder (whether owing by the Seller individually or as Servicer) at 2% per annum above the Alternative Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to the Purchaser, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to the Purchaser. All computations of interest and all computations of Yield, Liquidation Yield, Liquidation Fee and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

            (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be.

            (c) If any Purchase requested by the Seller and approved by the Purchaser and the Agent pursuant to Section 2.02 or any selection of a subsequent Fixed Period and applicable Yield Rate for any Capital allocated to such Fixed Period requested by the Seller and approved by the Agent pursuant to Section 2.04 is not for any reason whatsoever made or effectuated (other than through the sole fault of the Purchaser and/or Agent), as the case may be, on the date specified therefor, the Seller shall indemnify the Purchaser against any loss, cost or expense incurred by the Purchaser, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by the Purchaser), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Purchaser to fund or maintain such Purchase during such Fixed Period.

            SECTION 2.09. Fees. (a) The Seller shall pay the Purchaser (either directly or through the Agent) certain fees (the "Facility Fee") in the amounts and on the dates set forth in a fee letter executed between the Seller and the Purchaser. The Purchaser shall pay to the Agent, for its own account, certain fees (the "Agent's Feel') in the amounts and on the dates set forth in a fee letter executed between the Purchaser and the Agent. The Purchaser shall pay to the Standby Servicer out of the Facility Fee, a collection fee (the "Standby Servicer Fee") in the amounts and on the dates set forth in the Standby Servicer Fee Letter.

            (b) The Purchaser shall pay to the Servicer a collection fee (the "Servicer Fee") equal to the Servicing Fee Rate on the daily average aggregate Outstanding Balance of Purchased Receivables other than Defaulted Receivables, from the date hereof until the later of the Termination Date or the Collection Date, payable on each Settlement Date.

            (c) All of the fees payable pursuant to this Section 2.09 shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05.

            SECTION 2.10. Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by the Purchaser or any affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any tax (except for taxes on the overall net income of such Affected Party), duty or other charge with respect to the Purchased Assets, or any right to make Purchases hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Yield), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting the Purchased Assets or the Purchaser's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Purchased Assets, any right to make Purchases hereunder, any of the Purchaser's rights hereunder, or any payment made hereunder. The Purchaser agrees that it will use its best efforts to reduce or eliminate any claim for compensation pursuant to this Section 2.10(a), provided that nothing contained herein shall obligate the Purchaser to take any action which, in the opinion of the Purchaser, is unlawful or otherwise disadvantageous to the Purchaser.

            (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

            (c) If as a result of any event or circumstance similar to those described in Section 2.10(a) or 2.10(b), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Purchases hereunder, then within ten days after demand by such Affected Party, the Seller shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

            (d) In determining any amount provided for in this Section 2.10, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.10 shall submit to the Seller a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error. As of the date hereof, the Purchaser certifies that to the best of its knowledge, there is no event or circumstance that would lead the Purchaser to make a claim under this Section 2.10.

            SECTION 2.11. Taxes. (a) Any and all payments by the Seller or the Servicer hereunder shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Purchaser and the Agent, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on the Purchaser or the Agent by the state or foreign jurisdiction under the laws of which the Purchaser or the Agent (as the case may be) is organized or conducts business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Seller or the Servicer shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Purchaser or the

Agent, (i) the Seller shall make an additional payment to the Purchaser or the Agent, as the case may be, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11), the Purchaser or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller or the Servicer, as the case may be, shall make such deductions and (iii) the Seller or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) The Seller will indemnify the Purchaser and the Agent for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by the Purchaser or the Agent (as the case may be) in connection with the Purchased Assets, any right to make Purchases hereunder, or any other payment made to the Purchaser and/or the Agent hereunder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that the Purchaser or the Agent, as appropriate, making a demand for indemnity payment shall provide the Seller, at its address referred to in Section 10.02, with a certificate from the relevant taxing authority or from a responsible officer of the Purchaser or the Agent stating or otherwise evidencing that the Purchaser or the Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Purchaser or the Agent (as the case may be) makes written demand therefor.

            (c) Within 30 days after the date of any payment by the Seller of any Taxes, the Seller will furnish to the Agent, at its address referred to in Section 10.02, appropriate evidence of payment thereof.

            (d) If the Purchaser is not created or organized under the laws of the United States or a political subdivision thereof, the Purchaser shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Seller (with, in the case of the Purchaser, a copy to the Agent) (i) within 15 days after the date hereof, or, if later, the date on which the Purchaser becomes a Purchaser pursuant to Section
      10.04 hereof, two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Seller to make payments hereunder for the account of the Agent or the Purchaser, as the case may be, without deduction or withholding of United States federal income or similar taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.11(d), copies (in such numbers as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Seller to make payments hereunder for the account of the Agent or the Purchaser, as the case may be, without deduction or withholding of United States federal income or similar taxes.

            (e) For any period with respect to which the Purchaser or the Agent has failed to provide the Seller with the appropriate form, certificate or statement described in Section 2.11(d) (other than if such failure is due to a change in law occurring after the date of this Agreement), the Agent or the Purchaser, as the case may be, shall not be entitled to indemnification under Section 2.11(a) or 2.11(b) with respect to any Taxes.

            (f) Within 30 days of the written request of the Seller therefor, the Agent and the Purchaser, as appropriate, shall execute and deliver to the Seller such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Seller in applying for refunds of taxes remitted hereunder.

            (g) If, in connection with an agreement or other document-providing liquidity support, credit enhancement or other similar support to the Purchaser in connection with this Agreement or the funding or maintenance of Purchases hereunder, the Purchaser is required to compensate a bank or other financial institution in respect of taxes under circumstances similar to those described in this Section 2.11 or under Section 10.07(b) then within ten days after demand by the Purchaser, the Seller shall pay to the Purchaser such additional amount or amounts as may be necessary to reimburse the Purchaser for any amounts paid by it.

            (h) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the parties contained in this Section 2.11 shall survive the termination of this Agreement.

            SECTION 2.12. Assignment of the Originator Sale Agreement. The Seller hereby assigns to the Agent, for the benefit of the Purchaser hereunder, all of the Seller's right and title to and interest in the Originator Sale Agreement with respect to the Purchased Receivables and Purchased Assets. The Seller confirms and agrees that the Agent shall have, following an Event of Termination, the sole right to enforce the Seller's rights and remedies under the Originator Sale Agreement with respect to the Purchased Receivables and the Purchased Assets for the benefit of the Purchaser (including, without limitation the Seller's right to enforce the originator's rights and remedies under the Developer Sale Agreements), but without any obligation on the part of the Agent, the Purchaser or any of their respective Affiliates, to perform any of the obligations of the Seller under the Originator Sale Agreement. In addition, the Seller confirms and agrees that the Seller will send to the Originator any notice requested by the Agent of any "Event of Termination" under the Originator Sale Agreement or any event or occurrence that would, upon notice to the Originator or upon the passage of time or both, would be such an "Event of Termination."' The Seller further confirms and agrees that such assignment to the Agent shall terminate upon the Collection Date; provided, however, that the rights of the Agent and the Purchaser pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Originator Sale Agreement, which rights and remedies survive the termination of the Originator Sale Agreement, shall be continuing and shall survive any termination of such assignment.

            SECTION 2.13. Payment of Covered Obligations; Grant of Security Interest.

            (a) As used in this Section 2.13, the following terms shall have the following meanings:

This has been added to ensure that the Purchaser will be able to trigger an Event of Termination when the Originator breaches obligations under the Originator Sale Agreement.

            "Covered Obligations" has the meaning assigned to that term in
Section 2.13(b).

            "Secured Parties" means the Agent and the Purchaser and their respective successor and assigns.

            "Support Obligations" has the meaning assigned to that term in
Section 2.13(b).

            "Supporting Collateral" has the meaning assigned to that term in
Section 2.13(c).

            "Supporting Receivables" means, at any time after the Trigger Date under the Receivables Loan Agreement, all outstanding Pledged Receivables at such time.

            "Trigger Date" means, the date following the Termination Date under the Receivables Loan Agreement and this Agreement on which (i) the outstanding loans under the Receivables Loan Agreement have been reduced to 10% or less of the original principal amount of the loans that were outstanding under the Receivables Loan Agreement on the Termination Date or (ii) the outstanding Capital under this Agreement has been reduced to 10% or less of the original principal amount of the Capital that was outstanding under this Agreement on the Termination Date.

            "Unused Collections" means, with respect to the Receivables Loan Agreement, an amount equal to the aggregate amount of "Collections" with respect to Pledged Assets under the Receivables Loan Agreement, which were received after the Termination Date under the Receivables Loan Agreement but on or prior to the Trigger Date and which were not applied against the loans and the other Obligations payable under the Receivables Loan Agreement.

            (b) To support the prompt recovery in full of all capital and all other amounts owing to the Secured Parties hereunder (such Capital and other amounts are hereinafter referred to collectively as the "Covered Obligations"), the Seller hereby unconditionally and irrevocably agrees to pay to the Agent, for the benefit of the Secured Parties, (and the Servicer, as agent for the Agent and the Purchaser, will instruct the Agent's Bank, and the Agent, in the absence of the Servicer's instruction, may instruct the Agent's Bank, to apply funds on deposit in the "Agent's Account" under the Receivables Loan Agreement to pay) the amounts described in the following sentences of this Section 2.13(b) at the times therein specified for payment of such amounts. In the event that there shall be outstanding and to the extent of any Covered Obligations, the Seller shall pay or cause to be paid to deposited into the Agent's Account (such payment obligations, the "Support Obligations") (and the Servicer, as agent for the Agent and the Purchaser, will instruct the Agent's Bank, and the

      Agent may, in the absence of the Servicer's instruction, instruct the Agent's Bank, to apply funds on deposit in the "Agent's Account" under the Receivables Loan Agreement to pay such Support Obligations), (a) on the Trigger Date, all Unused Collections and (b) thereafter, on each day an amount equal to the product of (i) all Collections of Supporting Receivables not previously remitted to the Agent's Account multiplied by
      (ii) the ratio of (A) outstanding Capital on such day to (B) the sum of outstanding Capital and outstanding Loans under the Receivables Loan Agreement on such day. All amounts remitted to the Agent's Account pursuant to this Section 2.13 shall be applied to such Covered Obligations as provided in Section 2,05(a)-(c). The Seller's payment obligations under this Section 2.13 shall terminate on the Collection Date.

            (c) To secure payment and performance of the Support obligations and Seller's other obligations under this Agreement, Seller hereby grants to the Agent, for its benefit and the benefit of the other Secured Parties, a security interest in all of the Seller's right, title and interest in and to all now owned or existing and from time to time hereafter arising or acquired Pledged Assets under the Receivables Loan Agreement (the "Supporting Collateral").

            (d) Each of the Seller and the Servicer hereby acknowledges and agrees that its representations, warranties, covenants, agreements, undertakings and obligations set forth in the Receivables Loan Agreement with respect to the Supporting Collateral shall remain binding and in full force and effect for purposes hereof until the Collection Date under the Receivables Loan Agreement.

                                  ARTICLE III.
                            CONDITIONS OF PURCHASES.

            SECTION 3.01. Conditions Precedent to Initial Purchase. The initial Purchase hereunder is subject to the condition precedent that the Agent shall have received on or before the date of such purchase the items listed in
Schedule VI, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent and the Purchaser.

            SECTION 3.02. Conditions Precedent to All Purchases and Remittances of Collections. Each Purchase (including the initial Purchase) from the Seller by the Purchaser shall be subject to the further conditions precedent that (a) with respect to any such Purchase (other than the initial Purchase) on or prior to the date of such Purchase, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, a completed Monthly Settlement Report or Purchase Date/Spread Account Surplus Settlement Report containing information accurate as of a date no more than three Business Days prior to the date of such Purchase and containing such additional information as may be reasonably requested by the Agent; (b) on the date of such Purchase, the following statements shall be true, and the Seller by accepting the amount of such Purchase shall be deemed to have certified that:

                  (i) The representations and warranties contained in Section
      4.01 are correct on and as of such day as though made on and as of such date (including, without limitation, that the Receivables to be Purchased on such date are Eligible Receivables),

                  (ii) No event has occurred and is continuing, or would result from such purchase or reinvestment, which constitutes an Event of Termination or an Event of Default under the Receivables Loan Agreement,

                  (iii) On and as of such day, after giving effect to such Purchase, the (A) Overcollateralization Percentage equals or exceeds the Required overcollateralization Percentage and (S) outstanding Capital does not exceed the lesser of (x) the Purchase Limit minus the Discount Amount, or (y) the Capital Limit, and

                  (iv) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Purchase by the Purchaser in accordance with the provisions hereof,

            (c) Agent's receipt of a notice from the Collateral Trustee confirming that the Collateral Trustee has received: (i) all Contracts, promissory notes and any deed of titles contained in the contract Files required to be delivered to it pursuant to Section 5.01(h), (ii) a timely copy of the notice of Purchase delivered to the Agent pursuant to Section 2.02, appropriately filled-out and executed by the Seller and (iii) an amendment to the Contract Schedule required pursuant to Section 2.02 (any such notice to be sent by the Collateral Trustee to the Agent only after the Collateral Trustee's receipt of such items).

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES.

            SECTION 4.01. Representations and Warranties of the Seller. The Seller represents and warrants as follows:

            (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so Qualified.

            (b) The execution, delivery and performance by the Seller of this Agreement, the originator Sale Agreement and all other documents to be delivered by it hereunder or thereunder, including the Seller's use of the proceeds of Purchases, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Seller's charter or by-laws, (ii) any law, rule or regulation applicable to the Seller, (iii) any contractual restriction binding on or affecting the Seller or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Purchaser or the Agent for the benefit of the Purchaser with respect to the Purchased Receivables and related Purchased Assets); and no transaction contemplated hereby or by the

      Originator sale Agreement requires compliance with any bulk sales act or similar law. This Agreement and the Originator Sale Agreement have each been duly executed and delivered by the Seller.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Agreement, the Originator Sale Agreement or any other document or instrument to be delivered hereunder or thereunder, except for the filing of the UCC financing statements described in Schedule VI, all of which financing statements have been duly filed and are in full force and effect.

            (d) This Agreement, the Originator Sale Agreement and each other document or instrument to be delivered by the Seller hereunder or thereunder constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.

            (e) To the knowledge of the Seller, the consolidated balance sheets of the Originator and its consolidated subsidiaries as at December 31, 1994 and March 31, 1995, and the related statements of income, shareholders' equity and cash flows for the fiscal year and fiscal quarter then ended, copies of which have been furnished to the Agent, fairly present, in all material respects, the consolidated financial condition of the Originator and its consolidated subsidiaries as at such date and the consolidated results of the operations of the Originator and its consolidated subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and since December 31, 1994 there has been no material adverse change in any such condition or operations.

            (f) There is no pending or to the knowledge of the Seller, threatened, action or proceeding affecting the Seller or to the knowledge of the Seller, the Originator or any other subsidiaries of the Originator before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Originator, the Seller or any other subsidiaries of the Originator or the ability of the Originator to perform its obligations under the Originator Sale Agreement or the ability of the Seller to perform its obligations under this Agreement. None of the Seller, and, to the knowledge of the Seller, the Originator or any subsidiary of the Originator is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Originator, the Seller or any other subsidiary of the Originator.

            (g) No proceeds of any Purchase will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

            (h) Each Receivable, together with the Contract related thereto, shall, at all times, be owned by the Seller free and clear of any Adverse Claim except as provided herein or in the Receivables Loan Agreement, and upon each Purchase, the Purchaser shall acquire a valid and perfected first priority look ownership or security interest in each Purchased Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder or under the Receivables Loan Agreement. No effective financing statement or other instrument similar in effect covering any Receivable or the Related Security or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Agent relating to this Agreement or the Receivables Loan Agreement.

            (i) As of the close of business on each Business Day prior to the Termination Date, the amount of Capital outstanding shall not exceed the lesser of (x) the Purchase Limit minus the Discount Amount on such Business Day or (y) the capital Limit on such Business Day.

            (j) No Monthly Settlement Report, Purchase Date/Spread Account surplus Settlement Report, Commercial Paper Settlement Report (each if prepared by the Seller, or to the extent that information contained therein is supplied by the Seller), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Seller to the Agent or the Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or the Purchaser, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

            (k) The principal place of business and chief executive office of the Seller and the office where the Seller keeps all the Records are located at the address of the Seller referred to in Section 10.02 hereof (or at such other locations as to which the notice and other requirements specified in Section 6.09 shall have been satisfied).

            (1) The names and addresses of all the Lock-Box Banks, together with the account numbers of all Lock-Box Accounts of the Seller at such Lock-Box Banks, the address of each Lock-Box, and the names, addresses and account numbers of all accounts to which Collections of the Receivables outstanding before the initial Purchase hereunder have been sent, are specified in Schedule VII (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof).

            (m) Except as described in Schedule VIII, the Seller has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

            (n) The Originator Sale Agreement is the only agreement pursuant to which the Seller purchases Receivables; the Seller has furnished to the Agent true, correct and complete copies of the Originator Sale Agreement; and the Originator Sale Agreement is in full force and effect and no event or circumstance has occurred that would constitute an Event of Termination pursuant to Section 7.01(i).

            (o) The Seller shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Seller of the Receivables and Related Security under the Originator Sale Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

            (p) The Certificate of Incorporation of the Seller includes substantially the provisions set forth on Exhibit G hereto, and the Originator has confirmed in writing to the Seller that, so long as the Seller is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Seller to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws. Each of the Seller and the Originator has been advised in writing by its counsel that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the assets of the Seller available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

            (q) The Seller is solvent; at the time of (and immediately after) each transfer by the Originator to the Seller under the Originator Sale Agreement, the Seller shall have been solvent; and at the time of (and immediately after) each Purchase hereunder, the Seller shall have been solvent.

            (r) The Seller accounts for the transfers to it from the Originator of interests in Receivables, Related Security and Collections under the Originator Sale Agreement as sales of such Receivables, Related Security and Collections in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

            (s) The sole and exclusive business of the Seller is the purchase of Receivables and Related Security pursuant to the Originator Sale Agreement for its own account and for resale to the Purchaser pursuant to the terms of this Agreement.

            (t) The Seller is operated as an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Seller), and the Seller hereby acknowledges that the Agent and the Purchaser are entering into the transactions contemplated by this Agreement in reliance upon the Seller's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

            (u) To the best knowledge of the Seller, each VOI Regime related to a Purchased Contract is now, and at all times during Originator's (or any Affiliate of Originator's) ownership thereof has been, free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"), including, without limitation, any PCB, radioactive substance, methane, volatile hydrocarbons, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Hazardous Waste"). To the knowledge of the Seller, neither the Originator nor any Affiliate of the Originator has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Hazardous Waste onto any property adjoining any of the VOI Regimes, and, to the best knowledge of the Seller, neither the Originator nor any Affiliate of the Originator nor any Obligor or occupant of all or part of any of the VOI Regimes, is now or has been involved in operations at any VOI Regime which could lead to liability for the Originator, the Seller, any other Affiliate of the Originator or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

            To the best knowledge of the Seller, except as set forth on Schedule IX, each Development related to a Purchased Contract is now, and at all times has been free of contamination from any substance, material or waste identified as toxic or hazardous according to the Environmental Laws, including, without limitation, Hazardous Waste. To the knowledge of the Seller, except as set forth on Schedule IX, neither the Originator nor any Affiliate of the Originator has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Hazardous Waste onto any property adjoining any of the Developments, and to the best knowledge of the Seller neither the Originator nor any Affiliate of the Originator nor any obligor or occupant of all or part of any of any Development is now or has been involved in operations at any Development which could lead to liability for the Originator, the Seller, any other Affiliate of the Originator or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule IX will have a material adverse effect on the value of the Purchased Assets or the interest of the Agent and the Purchaser therein or an adverse effect on the Purchaser or the Agent.

            (v) The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940.

            SECTION 4.02. Representations and Warranties of the Purchaser. The Purchaser represents and warrants as follows:

            (a) The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

            (b) The execution, delivery and performance by the Purchaser of this Agreement and all other documents to be delivered by it hereunder or thereunder, are within the Purchaser's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Purchaser's charter or by-laws, (ii) any law, rule or regulation applicable to the Purchaser,
      (iii) any contractual restriction binding on or affecting the Purchaser or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Purchaser or its property. This Agreement has been duly executed and delivered by the Purchaser.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Purchaser of this Agreement or any other document or instrument to be delivered hereunder.

            (d) This Agreement and each other document or instrument to be delivered by the Purchaser hereunder constitute the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.

                                   ARTICLE V.
                        GENERAL COVENANTS OF THE SELLER.

            SECTION 5.01. General Covenants.

            (a) Compliance with Laws; Preservation of Corporate Existence. The Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

            (b) Sales, Liens, Etc. Except as otherwise provided herein or in the Receivables Loan Agreement, the Seller will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or the related Contract, Collections or Related Security, or upon or with respect to any Lock-Box Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Adverse Claim upon or with respect to any of the Seller's assets.

            (c) General Reporting Requirements. The Seller will provide to the Agent (with a copy for the Purchaser) (and to S&P and Fitch, with respect to items described in clause (vii)) the following:

                  (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller, a balance sheet of the Seller and the related statements of income, shareholders, equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the Seller;

                  (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Seller, a copy of the balance sheet of the Seller and the related statements of income, shareholders, equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and reported on by nationally recognized independent public accountants acceptable to the Agent;

                  (iii) as soon as received from the originator and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Originator, to the extent received from the originator, consolidated balance sheets of the Originator and its consolidated subsidiaries and the related statements of income, shareholders, equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP consistently applied and certified by a senior financial officer of the Originator;

                  (iv) as soon as received from the Originator and in any event within 120 days after the end of each fiscal year of the Originator, to the extent received from the originator, a copy of the consolidated balance sheets of the originator and its consolidated subsidiaries and the related statements of income, shareholders' equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and reported on by nationally recognized independent public accountants acceptable to the Agent;

                  (v) promptly after the receipt thereof, copies of all reports which the Originator sends to any of its securityholders and copies of all reports and registration statements which the Originator files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling securityholders;

                  (vi) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in
      Article IV of ERISA which the Seller or any ERISA Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Seller or any ERISA Affiliate receives from such Corporation;

                  (vii) as soon as possible and in any event within five days after the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, a statement of the chief financial officer of the Seller setting forth details of such Event of Termination or event and the action which the Seller has taken and proposes to take with respect thereto;

                  (viii) promptly following receipt thereof, copies of all financial statements, settlement statements, portfolio and other reports, notices, disclosures, certificates, budgets and other written material delivered or made available to the Seller by the Originator pursuant to the terms of the Originator Sale Agreement; and

                  (ix) promptly following the Agent's request therefor, such other information respecting the Receivables or the conditions or operations, financial or otherwise, of the Seller as the Agent may from time to time request in order to protect the interests of the Agent or the Purchaser in connection with this Agreement.

            (d) Merger, Etc. The Seller will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

            (e) Accounting of Purchases. The Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby or by the Originator Sale Agreement in any manner other than the sale of Receivables and Related Security by the Seller to the Purchaser or the sale of the Receivables and Related Security by the Originator to the Seller, as the case may be.

            (f) Nature of Business. The Seller will engage in no business other than the purchase of Receivables and Related Security from the Originator, the resale of such Receivables and Related Security to the Purchaser and the other transactions permitted or contemplated by this Agreement and the Receivables Loan Agreement.

            (g) Originator Receivables. With respect to each Receivable acquired by the Seller from the Originator, the Seller will (i) acquire such Receivable pursuant to and in accordance with the terms of the Originator Sale Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Receivable, including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Receivables and other Purchased Assets related thereto.

            (h) Possession. On or immediately prior to the initial Purchase Date and each Subsequent Purchase Date (if any), the Seller shall deliver to the Collateral Trustee each original Purchased Contract and each Contract, promissory note and deed of title in the related Contract File, and mark, and cause the originator to mark the portions of the computer files relating to the Purchased Receivables sold on such date to the Purchaser to clearly and unambiguously indicate that such Purchased Receivables constitute part of the Purchased Assets purchased by the Seller in accordance with the terms of this Agreement.

            (i) Maintenance of Separate Existence. The Seller will do all things necessary to maintain its corporate existence separate and apart from the Originator and all other Affiliates of the Seller, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate corporate books and records; (ii) maintaining at least one corporate director and one corporate officer who is not an officer, director or employee of any of its Affiliates; (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) retraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (vi) maintaining all of its financial records separate and apart from those of any other Person and ensuring that any of .the Originator's consolidated financial statements or other public information for the Seller and its Affiliates on a consolidated basis contain appropriate disclosures concerning the Seller's separate existence; (vii) compensating all its employees, officers, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, consultants and agents of such Affiliate, out of its own funds;
      (viii) maintaining office space separate and apart from that of any of its Affiliates (even if such office space is subleased from or is on or near premises occupied by any of its Affiliates) and a separate telephone number which will be answered only in its name; (ix) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Seller of all payroll, accounting and other administrative expenses and taxes;
      (x) allocating, on an arm's-length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software; (xi) refraining from paying dividends or making distributions, loans or other advances to any of its Affiliates more frequently than once during any fiscal quarter and, in each case, as duly authorized by its board of directors and in accordance with applicable corporation law; (xii) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Seller, the originator or any other Affiliate of the Seller to substantively consolidate the assets and liabilities of the Seller with the assets and liabilities of any such Person or any other Affiliate of the Seller; (xiii) maintaining adequate capitalization in light of its business and purpose; (xiv) conducting all of its business (whether written or oral) solely in its own name; and (xv) taking all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinion of Dechert Price & Rhoads special counsel to the originator and the Seller, issued in connection with the originator Sale Agreement and relating to the issues of substantive consolidation and true sale of the Receivables and related assets.

            (j) Supplemental Opinions. (i) The Seller will cause to be delivered to the Agent within six months (but not later than the 30th day) prior to the end of each five year period after the initial Purchase hereunder, a supplemental opinion of counsel to the Seller and the Originator in form and substance reasonably satisfactory to the Agent, reaffirming the opinions set forth in the opinion letter of Dechert Price & Rhoads delivered to the Agent in connection with the initial Purchase hereunder pursuant to Section 3.01 with respect to the continued validity of the ownership or security interest of the Purchaser in the Purchased Assets hereunder, and (ii) the Seller will cause to be delivered to the Agent within 30 days following the Agent's request therefor, a supplemental opinion of counsel to the Seller and the Originator in form and substance reasonably satisfactory to the Agent, reaffirming the opinions set forth in the opinion letter of Dechert Price & Rhoads delivered to the Agent in connection with the initial Purchase hereunder pursuant to Section 3.01.

            (k) Transactions with Affiliates. The Seller will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Receivables Loan Agreement and the Originator Sale Agreement, and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Seller to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Seller's business, (C) upon fair and reasonable terms that are no less favorable to the Seller than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Seller, and (D) not inconsistent with the factual assumptions set forth in the opinion letter issued by Dechert Price & Rhoads delivered to the Agent pursuant to Section 3.01, as such assumptions may be modified in any subsequent opinion letter delivered pursuant to Section 5.01(i). It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A) through (C) above if such arrangement has been expressly approved by the board of directors of the Seller.

            (l) Debt; Investments. The Seller will not incur any Debt other than
      (i) Debt arising hereunder, under the Receivables Loan Agreement or under the originator Sale Agreement and (ii) Debt owing to the Originator evidenced by promissory notes in form and substance satisfactory to the Agent and not inconsistent with the factual assumptions set forth in the opinion letter issued by Dechert Price & Rhoads delivered to the Agent pursuant to Section 3.01, as such assumptions may be modified in any subsequent opinion letter delivered pursuant to Section 5.01(i). The Seller will not make any Investments other than Permitted Investments.

            (m) Change in the Originator Sale Agreement. The Seller will not amend, modify, waive or terminate any terms or conditions of the Originator Sale Agreement without the written consent of the Agent, and shall perform its obligations thereunder.

            (n) Amendment to Certificate of Incorporation. The Seller will not amend, modify or otherwise make any change to its Certificate of Incorporation to delete or otherwise nullify or circumvent the provisions set forth in Exhibit G hereto.

            (o) Terminate or Reject Contracts. The Seller will not, without the written consent of the Agent, terminate or reject any Purchased Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Purchased Contract and any related Purchased Assets have been repurchased pursuant to Section 6.18 in consideration of the payment of an appropriate Repurchase Price therefor.

            SECTION 5.02. Financial Covenants.

            (a) Dividends, etc. The Seller will not declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose if, after giving effect to such dividend, distribution, redemption, purchase, retirement or acquisition, the Seller's tangible net worth in accordance with GAAP would be less than the amount set forth in Section 5.02(b).

            (b) Net Worth. The Seller shall maintain a tangible net worth (determined in accordance with GAAP and including subordinated debt) of at least the difference between (i) the aggregate Outstanding Balance of Eligible Receivables which constitute Purchased Receivables at the time minus (ii) the amount referred to in clause (i) divided by 1.03, but in no event less than $250,000.

                                   ARTICLE VI.
            ADMINISTRATION, COLLECTION AND MONITORING OF RECEIVABLES.

            SECTION 6.01. Appointment and Designation of the Servicer. The Seller, the Purchaser and the Agent hereby appoint the Person (the "Servicer") designated by the Agent from time to time (with the approval of the Purchaser) pursuant to this Section 6.01, as their agent to service, administer and collect the Receivables and otherwise to enforce their respective rights and interests in and under the Receivables, the Related Security and the Contracts. The Servicer's authorization under this Agreement shall terminate on the Collection Date. Until the Agent gives notice to the Seller of a designation of a new Servicer, or consents to the appointment by the Seller of a new "Servicer" under and pursuant to the Originator Sale Agreement, the Originator is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon and after the occurrence of any Servicer Default, the Agent may at any time (with the approval of the Purchaser) designate as Servicer any Person to succeed the Originator or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Each of the Seller and the Originator hereby grants to any successor Servicer an irrevocable power of attorney to take any and all steps in the Seller's or the Servicer's name, as applicable, and on behalf of the Seller necessary or desirable, in the determination of the successor Servicer, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Servicer may, with the prior consent of the Agent, subcontract with any


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

other Person for servicing, administering or collecting the Receivables, provided that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. Subject to the provison of the preceding sentence, the Agent consents to the Servicer subcontracting for such services with The Processing Center; provided, that, such consent shall be automatically revoked if The Processing Center ceases to be an Affiliate of the Originator. Notwithstanding anything to the contrary contained in this Agreement, the Servicer, if not the Seller or the originator, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not a Purchased Receivable other than to deliver to the Seller the Collections and documents with respect to any such Receivable that is not a Purchased Receivable as described in Sections 6.03 and 6.06(b).

            SECTION 6.02. Collection of Receivables by the Servicer; Extensions and Amendments of Receivables. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that, (a) following an Event of Termination, the Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is the Seller, the Originator or otherwise) to commence or settle any legal action, to enforce collection of any Purchased Receivable or to foreclose upon or repossess any Related Security and (b) the Servicer shall not make the Agent or the Purchaser a party to any litigation without the express written consent of the Agent or the Purchaser, as the case may be. Neither the Originator nor the Seller will extend, amend or otherwise modify the terms of any Purchased Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

            SECTION 6.03. Distribution and Application of Collections. The Servicer shall set aside for the account of the Seller and the Purchaser Collections of Receivables in accordance with Section 2.05 and 6.08. The Servicer shall as soon as practicable following receipt turn over to the Seller the collections of any Receivable which is not a Purchased Receivable less, in the event neither the Seller nor the Originator is the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such Receivables to the extent not covered by the Servicer Fee received by it and the Servicer shall as soon as practicable following receipt turn over to the Seller amounts received by the Servicer or deposited into the Agent's Account with respect to taxes and/or maintenance fees remitted by obligors that are not Collections. Any payment by an Obligor in respect of any indebtedness owed by it to the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law or by instruction of the Agent, be applied as a Collection of any Purchased Receivable of such Obligor (in the order of the age of such Receivables, starting with the oldest such Purchased Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other Receivable or other indebtedness of such Obligor.

            SECTION 6.04. Segregation of Collections. The Servicer shall not commingle funds constituting Collections with any other funds of the Servicer or the originator for more than two Business Days.

            SECTION 6.05. Other Rights of the Agent. At any time following the occurrence


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

of an Event of Termination or the designation of a Servicer other than the Originator, the Seller or any Affiliate thereof pursuant to Section 6.01:

            (a) The Agent may or, at the request of the Agent, the Seller shall (in either case, at the seller's expense) direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Receivable directly to the Agent or its designee; and

            (b) The Seller shall, at the Agent's request and at the Seller's expense, (i) assemble all Records and make the same available to the Agent or its designee at a place selected by the Agent or its designee, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Agent and, promptly following receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

            SECTION 6.06. Records; Audits.

            (a) The Seller will maintain and implement, or cause the Originator to maintain and implement, administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Purchased Receivable and all Collections of and adjustments to each existing Purchased Receivable).

            (b) The Servicer, whether or not the Seller, shall hold all Records (other than those delivered to the Collateral Trustee in accordance with this Agreement) in trust for the Seller and the Purchaser in accordance with their respective interests. Subject to the receipt of contrary instructions from the Agent, the Seller will deliver all Records to such servicer; provided, however, that the Servicer, if other than the Seller, shall as soon as practicable upon demand deliver to the Seller all Records in its possession relating to Receivables of the Seller other than Purchased Receivables, and copies of Records in its possession relating to Purchased Receivables.

            (c) The Seller will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Seller for the purpose of examining such Records and to discuss matters relating to the Receivables or the Seller's performance hereunder with any of the officers or employees of the Seller having knowledge of such matters.

            (d) The Servicer shall permit the Agent to cause reviews of the Purchased Receivables to be conducted as of the close of each calendar quarter and year by a firm of nationally recognized certified public accountants selected by the Agent, which reviews, among other things, may (based on a statistically significant sample of Purchased Receivables which were Purchased in the relevant period)(i) confirm the conformity of the Purchased Receivables with the related identifications thereof supplied to the Agent or the Purchaser hereunder, (ii) recalculate and verify the accuracy of data included in the reports delivered pursuant to
      Section 6.07 (including without limitation the absence of the occurrence of any Events of Termination), and (iii) confirm the conformity of the Purchased Receivables with the Credit and Collection Policy.

            SECTION 6.07. Periodic Settlement Reporting.

            (a) The Seller will deliver to the Agent (i) prior to each Settlement Date, a report identifying the Purchased Receivables (and the aged balance thereof) as of the last day of the immediately preceding month, (ii) on the Termination Date, a report identifying the Purchased Receivables (and the aged balance thereof) on the day immediately preceding the Termination Date and (iii) upon the Agent's request, on each day, a report identifying the Purchased Receivables (and the aged balance thereof) on such day.

            (b) Prior to each Settlement Date, the Servicer shall prepare and forward to the Agent for the Purchaser (and to S&P and Fitch), a Monthly Settlement Report relating to all Purchased Receivables, as of the close of business of the Servicer on the last day of the immediately preceding month.

            (c) On the Business Day immediately preceding each Purchase Date that is not a Settlement Date and on the Business Day immediately preceding each Spread Account Surplus Date, the Servicer shall prepare and forward to the Agent for the Purchaser, a Purchase Date/Spread Account Surplus Settlement Report, as of a date no more than three Business Days prior to such Purchase Date or Spread Account Surplus Date, as applicable.

            (d) On the Business Day immediately preceding the last day of each Fixed Period that is not a Settlement Date, the Servicer shall prepare and forward to the Agent for the Purchaser, a Commercial Paper Settlement Report, as of the close of business of the Servicer on the second Business Day immediately preceding such last day.

            SECTION 6.08. Collections and Lock-Boxes. The Seller or the Servicer on its behalf will instruct all obligors to cause all Collections to be either
(a) remitted to a Lock-Box and will cause each Lock-Box Bank to retrieve such Collections promptly and deposit the same to the respective Lock-Box Accounts or
(b) deposited directly into a Lock-Box Account and will cause any Collections effectuated by pre-authorized debits of Obligor accounts to be deposited directly into a Lock-Box Account or the Agent's Account. Each Lock-Box Bank will remit Collections deposited into the respective Lock-Box Accounts to the Agent's Account on a daily basis in accordance with Section 2.05. If the Seller receives any Collections, the Seller will remit such Collections (including, without limitation, any Collections deemed to have been received pursuant to Section 2.07) to a Lock-Box Account or the Agent's Account within one Business Day following the Seller's receipt thereof. The Seller will not add or terminate any bank as a Lock-Box Bank to or from those listed in Schedule VII or make any change in its instructions to Obligors regarding payments to be made to the Seller or payments to be made to any Lock Box or any Lock-Box Bank, unless the Agent shall have given its written consent to such addition, termination or change and all actions reasonably requested by the Agent to protect and perfect the interest of the Agent and the Purchaser in the Collections of Purchased Receivables have been taken and completed. The Agent shall have the exclusive ownership and control of the Lock-Box Accounts.

            SECTION 6.09. UCC Matters; Protection and Perfection of Purchased Assets.

            (a) The Seller will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Seller referred to in Section 4.01(k) or, upon 30 days, prior written notice to the Agent, at such other locations within the United States where all actions reasonably requested by the Agent to protect and perfect the interest of the Agent and the Purchaser in the Purchased Receivables have been taken and completed. The Seller will not make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names other than those described in Schedule VIII, unless prior to the effective date of any such name change or use, the Seller delivers to the Agent such executed financing statements as the Agent may request to reflect such name change or use, together with such other documents and instruments as the Agent may request in connection therewith. The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Purchaser's interest in the Purchased Assets acquired hereunder, or to enable the Purchaser or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Seller will upon the request of the Agent: (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may request, and (b) mark its master data processing records evidencing such Purchased Receivables with a legend acceptable to the Agent, evidencing that the Purchaser has acquired an interest therein as provided in this Agreement and (c) notify Generali Underwriters, Inc. of the assignment of the Generali Commercial Lines Policy with respect to the Purchased Receivables that it insures. The Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Receivables and the Related Security now existing or hereafter arising without the signature of the Seller where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased Receivables, or any part thereof shall be sufficient as a financing statement. The Seller shall, upon the request of the Agent at any time and at the Seller's expense, notify the Obligors of Purchased Receivables, or any of them, of the ownership of Purchased Assets by the Purchaser. if the Seller fails to perform any of its agreements or obligations under this Section 6.09, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Seller upon the Agent's demand therefor. For purposes of enabling the Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Seller and the Purchaser hereby authorize the Agent and its successors and assigns to take any and all steps in the Seller's name-and on behalf of the

      Seller and the Purchaser necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

            (b) In the event that the Seller receives any other instrument or any writing which, in either event, evidences a Purchased Receivable, a Purchased Contract or other Purchased Assets, the Seller shall deliver such instrument or writing to the Collateral Trustee within one Business Day after the Seller's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent and the Collateral Trustee.

            SECTION 6.10. Obligations of the Seller With Respect to Receivables. The Seller will (a) at its expense, regardless of any exercise by the Agent or the Purchaser of its rights hereunder, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables to the same extent as if Purchased Assets had not been sold hereunder and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Purchased Receivables. In no event shall the Agent or the Purchaser have any obligation or liability with respect to any Purchased Receivables or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Seller or the originator or any of their Affiliates thereunder. The Seller will timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Purchased Receivable and the related Contract. The Seller will not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Purchased Receivable.

            SECTION 6.11. Rights of Obligors and Release of Contract Files.

            (a) Notwithstanding any other provision contained in this Agreement, including the Purchaser's remedies pursuant hereto, the rights of any obligor to any Lot or VOI subject to a Purchased Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Purchaser hereunder, and the Purchaser shall not, so long as such obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the Lot or VOI subject thereto.

            (b) If, pursuant to the terms of this Agreement, the Purchaser shall acquire through foreclosure any portion of the Lot or VOI subject to a Purchased Contract, the Purchaser hereby specifically agrees to release or cause to be released any Lot or VOI from any lien of the Purchaser upon the request of the Obligor (including such obligor's heirs, successors and assigns) to the Purchased Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Purchased Contract.

            (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Purchased Contract and has otherwise fully discharged all of such obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Agent by a certificate substantially in the form attached hereto as Exhibit H (which certificate shall include a statement to the effect that all amounts received in connection with such payment have been deposited in the Agent's Account) of an officer of the Servicer and shall request delivery to it (i) of the Contract File (or the portion thereof in the Collateral Trustee's possession) related to a Purchased Contract pursuant to which the Obligor has paid the purchase price in full or, (ii) of the deeds of title, and any documents and records maintained in connection therewith, related to a Purchased Contract pursuant to which the obligor has paid the requisite percentage of the purchase price for deeding. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Agent (a) shall promptly direct the Collateral Trustee to release the Contract Files (or the portion thereof in the Collateral Trustee's possession) to the Servicer or (b) shall approve the release by the Collateral Trustee of the related deed of title, and any documents and records maintained in connection therewith, as applicable, to the obligor, provided that title to the VOI or Lot has not already been deeded to the Obligor.

            SECTION 6.12. Recordation of Assignments. The Servicer shall, promptly following the initial Purchase Date and each Subsequent Purchase Date (if any), cause to be filed for recordation in the proper offices (a) all Assignments of Mortgages constituting Contract Conveyance Documents relating to Receivables Purchased by the Purchaser on such date and (b) an assignment of each Developer Mortgage related to Receivables Purchased by the Purchaser on such date, except to the extent that the related VOIs or Lots are located in Developments in any state with respect to which an opinion of counsel (in a form acceptable to the Agent) has been delivered to the Agent stating that recordation is not necessary or advisable to perfect or protect the interest of the Purchaser in such Contract Mortgages or Developer Mortgages, as applicable in such State.

            SECTION 6.13. Costs and Expenses.

            (a) The costs and expenses incurred by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Purchased Receivables and Purchased Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

            (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Agent and the Purchaser to the extent that such payments and disbursements are not made by the seller in accordance with
      Section 10.07.

            SECTION 6.14. Servicer Representations and Warranties. The originator, as initial Servicer, hereby makes, and each Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties as of each Purchase Date and, (1) in the case of the initial Servicer, as of the date hereof, and (2) in the case of any Successor Servicer, the date of such appointment. to each of the Purchaser and the Agent:

            (a) Due Incorporation and Good Standing. The Servicer is a corporation, state banking corporation or national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business (including the servicing of Contracts) as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other document to be delivered by it hereunder. The Servicer is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Purchased Receivables in accordance with the terms of this Agreement requires such qualification, except where failure to qualify or to obtain such licenses and approvals would not (i) have an adverse effect on the value or collectibility of any Purchased Receivable or related Purchased Assets or the ability of the Servicer to perform its obligations hereunder and under the other documents delivered by it hereunder or (ii) have a material adverse effect on the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Servicer.

            (b) Due Authorization and No Conflict. The execution, delivery and performance by the Servicer of this Agreement, the Originator Sale Agreement and each other document to be delivered by it hereunder and thereunder, and the consummation of each of the transactions contemplated hereby and thereby, have in all cases been duly authorized by the Servicer by all necessary corporate action, and do not contravene (i) the servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Servicer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property. This Agreement, the Originator Sale Agreement, and each other document delivered by it hereunder or thereunder have been duly executed and delivered on behalf of the Servicer.

            (c) Governmental and other Consents. All approvals, authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement, the Originator Sale Agreement and each other document delivered by it hereunder and thereunder, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a material adverse effect on the value of the Purchased Assets or the interests of the Purchaser or therein.

            (d) Enforceability. This Agreement, the Originator Sale Agreement and each other document to which the Servicer is a party, have been duly and validly executed and delivered by the Servicer and constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.

            (e) No Litigation. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the originator Sale Agreement or any of the other documents delivered by it hereunder or thereunder, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other related documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Servicer of its obligations under this Agreement, the Originator sale Agreement or any other document delivered by it hereunder or thereunder,
      (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement, the Originator Sale Agreement or any of the other documents delivered by it hereunder or thereunder, or (v) seeking any determination or ruling that would have a material adverse effect on the business, operations, condition (financial or otherwise), properties, assets or prospects of the Servicer.

            (f) Settlement Reports and Certificates. Each Monthly Settlement Report, Purchase Date/Spread Account Surplus Settlement Report and Commercial Paper Settlement Report and any other report or certificate delivered by the Servicer pursuant to this Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

            (g) Servicer Default. No Servicer Default has occurred and is continuing.

            The representations and warranties set forth in this Section 6.14 shall survive the Purchase of Receivables by the Purchaser. Upon a discovery by the Seller, the Servicer or the Agent of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other such parties.

            SECTION 6.15. Additional Covenants of the Servicer. From the date hereof until the later of the Termination Date or the Collection Date, the Servicer shall, unless the Agent shall otherwise consent in writing:

            (a) Change in Payment Instructions to Obligors. Not add or terminate any bank as a Lock-Box Bank from those listed in Schedule VII or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Agent shall have received (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, copies of all agreements and documents signed by either the Seller or the respective Lock-Box Bank with respect to any new Lock-Box Account.

            (b) Collections. If the Servicer shall receive any Collections, the Servicer shall hold such Collections in trust for the benefit of the Purchaser and deposit such Collections into a Lock-Box Account or the Agent's Account within one Business Day following

      Servicer's receipt thereof, and (ii) if either of the Originator or the Seller receives any Collections, the servicer shall cause the Originator or the Seller, as the case may be, to hold such Collections in trust for the benefit of the Purchaser and deposit such Collections into a Lock-Box Account or the Agent's Account within one Business Day following such Person's receipt thereof.

            (c) Compliance with Requirements of Law. The Servicer shall maintain in effect all qualifications required under all relevant laws, rules, regulations and orders in order to service each Purchased Contract, except where failure to qualify would not have an adverse effect on the ability of the servicer to perform its obligations hereunder and under the other documents delivered by it hereunder and the Servicer shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Purchased Contracts.

            (d) Protection of Rights. The Servicer shall take no action which would impair in any material respect the rights of any of the Agent or the Purchaser in the Purchased Assets.

            (e) Credit Standards and Collection Policies. The servicer shall comply in all material respects with the Credit and Collection Policies in regard to each Purchased Receivable and related Purchased Contract.

            (f) Examination of Records. The Servicer will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Servicer for the purpose of examining such Records and to discuss matters relating to the Receivables or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters.

            (g) Financial Statements. The Servicer will furnish to the Agent the financial statements, reports, financial and other information and notices described in Section 5.02 of the Originator Sale Agreement, when required to be furnished by the Originator thereunder and, promptly, such other information as the Agent may from time to time reasonably request.

            SECTION 6.16. Standby Servicer. The Standby Servicer shall perform the obligations from time to time applicable to it under this Agreement, including without limitation, under Section 6.01 and to become the Successor Servicer hereunder if so appointed by the Agent. In order to permit the Standby Servicer to be prepared to perform its obligations hereunder in the event that a Servicer Default, the Servicer and the Standby Servicer agree to undertake the procedures and perform the other obligations described in the Standby Servicing Agreement.

            Subject to the terms of any agreement between the standby Servicer and the Purchaser or the Agent, the Standby Servicer may resign at any time by not less than 60 days' notice to the Agent and the Servicer. In addition, the Standby Servicer may be removed at any time without cause by the Purchaser or the Agent by not less than 60 days' notice then given in writing to


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

the Standby Servicer, the Servicer and the Seller. In the event of any such resignation or removal, the Standby Servicer may be replaced by the Agent by notice given in writing to the Servicer and the Seller.

            SECTION 6.17. The Servicer not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an opinion of Counsel to such effect delivered to the Agent. Unless otherwise required by applicable law, no such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02 hereof.

            SECTION 6.18. Repurchases; Clean-up; Right of First Refusal.

            (a) Subject to Section 6.18(c), the Seller shall repurchase any Purchased Receivable (together with the related Purchased Assets) on the next Settlement Date or Purchase Date occurring after the Seller has become aware, or has received written notice from the Agent, of any uncured breach of a representation or warranty of the Seller in Section
      4.01 with respect to such Purchased Receivable (each related Purchased Contract, a "Defective Contract" and each such date, a "Defective contract Release Date") by either (i) depositing in the Agent's Account the Repurchase Price therefor or (ii) prior to the Termination Date, conveying a new substitute Receivable(s) to the Purchaser that (A) on the applicable Defective Contract Release Date is an Eligible Receivable (and the Seller shall be deemed to have represented and warranted as such), (B) has an Outstanding Balance at least equal to the Outstanding Balance of the Purchased Receivable for which it is being substituted, (C) has a remaining term that is no longer than the remaining term of the Purchased Receivable for which it is being substituted and (D) after giving effect to the substitution of which would not cause either (1) the Overcollateralization Percentage to be less than Required overcollateralization Percentage or (2) the aggregate Capital outstanding hereunder to exceed the lesser of a) the Purchase Limit minus the Discount Amount or b) the Capital Limit as determined by reference to the most recent Monthly Settlement Report or Purchase Date/Spread Account Surplus Settlement Report delivered by the Servicer to the Purchaser in accordance with Section 6.07 hereof. On the date of any such substitution in accordance with the preceding sentence, such new Eligible Receivable shall become a Purchased Receivable and the Receivable so replaced shall cease to be a Purchased Lease Receivable.

            (b) In the event that any Purchased Receivable becomes a Defaulted Receivable at any time after the date hereof, the Seller may, at its election, repurchase such Defaulted Receivable by depositing into the Agent's Account the Repurchase Price therefor on any Settlement Date (a "Defaulted Receivable Release Date").

            (c) The Seller shall notify the Agent of any Repurchase Price to be paid or any


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

      Receivables to be substituted pursuant to Section 6.18(a) or (b) at least one Business Day prior to the Settlement Date or Purchase Date on which such Repurchase Price shall be paid and/or Receivables substituted, as applicable, specifying the Defective Contract or Defaulted Contract and the Repurchase Price and/or Receivables to be substituted therefor. Prior to 11:00 A.M. New York City time on the relevant Settlement Date or Purchase Date, the Seller shall deposit in the Agent's Account the applicable Repurchase Price or, with respect to Receivables to be substituted, shall have satisfied all of the requirements of Section 3.02 with respect to any new Receivables to be substituted as if such new Receivables were to be Purchased on such date. Promptly thereafter, the Servicer shall delete such Defective Contract or Defaulted Contract from the Contract Schedule and shall notify the Agent to do the same with respect to the records and any computer file maintained by it; provided that it shall be a condition precedent to the effectiveness of the repurchase of any relevant Defective Contract or Defaulted Contract pursuant to Section 6.18(a) or (b) that the Seller shall have delivered to the Agent evidence of deposit in the Agent's Account of the relevant Repurchase Price or of the satisfaction of the conditions for substitution of new Receivable(s) in respect of such Defective Contract or Defaulted Contract.

            (d) In the event that any time the aggregate Outstanding Balance of Purchased Receivables is less than an amount equal to ten percent (10%) of the Outstanding Balance of Purchased Receivables as of the initial Purchase Date, the Seller may, at its election, repurchase all of the outstanding Purchased Receivables at such time, together with all other Purchased Assets, by paying, on any Settlement Date (a "Clean-Up Repurchase Date"), the aggregate Repurchase Price for all such Purchased Receivables, to the Agent's Account, and by paying all other obligations owing the Agent and the Purchaser then outstanding hereunder (including, without limitation, all Capital), or otherwise payable as a result of any such payment (collectively, the "Clean-Up Amount").

            (e) The Seller shall notify the Agent of the Clean-Up Amount to be paid pursuant to Section 6.18(d) at least three Business Days prior to the Clean-Up Repurchase Date. Upon obtaining the confirmation of the Agent as to the calculation of the Clean-Up Amount, prior to 11:00 A.M. New York City time on the relevant Settlement Date, the Seller shall pay the Clean-Up Amount to a deposit account designated by the Agent, for the benefit of the Agent and the Purchaser; provided that it shall be a condition precedent to the effectiveness of the repurchase of any of the Purchased Assets that the Seller shall have delivered to the Agent evidence of deposit into such deposit account of the Clean-Up Amount.

            (f) If the Purchaser or any Eligible Assignee (the "Transferring Owner"), desires to exercise its right to assign all or a portion of the Purchased Receivables (and related Purchased Assets) or any interest therein (the "Offered Assets"), and the proposed assignee is any Person other than an Eligible Assignee, the Transferring Owner shall first give written notice (the "Transferor's Notice") to the Seller stating that the Transferring owner's desire to make such transfer and the price which the Transferring owner proposes to be paid for the offered Assets (the "Offered Price"). Upon receipt of the Transferor's Notice, the Seller shall have the irrevocable and exclusive option to purchase all of the Offered Assets at the offered

      Price. The Seller's option under this Section 6,18(f) shall be exercisable by a written notice to the Transferring Owner (which notice shall be irrevocable and binding on the Seller), given no later than fifteen (15) days from the date of the Transferor's Notice. If the Seller does not exercise its option to purchase the Offered Assets at the offered Price and deposit such Offered Price in available funds into the Agent's Account within such fifteen day period, the Transferring owner shall be free to sell the offered Assets to any Person at the same price as the offered Price and on substantially similar terms.

            (g) In connection with each repurchase pursuant to Section 6.18(a) or (b), Section 6.18(d) or Section 6.18(f), and upon the satisfaction of the conditions precedent set forth in Section 6.18(b),(c), (e) or (f), as the case may be, the Agent shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of Agent in and to any such Defective Contract, Defaulted Contract or any other Purchased Assets in respect of which the Repurchase Price, the Clean-Up Amount, or Offered Price has been paid or in respect of which new Receivables have been substituted, as the case may be, and all monies thereafter due or to become due with respect thereto, and all proceeds thereof. In connection with each repurchase pursuant to this
      Section 6.18 upon the satisfaction of the applicable conditions precedent set forth in this Section 6.18, the Agent shall promptly direct the Collateral Trustee to release the contract Files (or the portion thereof in the Collateral Trustee's possession) to the Servicer (or to the Seller if the Seller so directs). The Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such repurchased Purchased Assets pursuant to this subsection.

                                  ARTICLE VII.
                             EVENTS OF TERMINATION.

            SECTION 7.01. Events of Termination. If any of the following events ("Events of Termination") shall occur:

            (a) (i) The Servicer (if other than the Agent) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this Section 7.01(a)) and such failure shall remain unremedied for three Business Days or (ii) either the Servicer (if other than the Agent) or the Seller shall fail to make any payment or deposit to be made by it hereunder when due; or

            (b) (i) Any representation or warranty made or deemed to be made by the Seller (or any of its officers) under or in connection with this Agreement or any monthly Settlement Report, Purchase Date/Spread Account Surplus Settlement Report, Commercial Paper Settlement Report or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and (ii) any representation or warranty made or deemed to be made by the Originator or the Servicer (or any of their respective officers or agents) under or in connection with the Originator Sale Agreement


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

      shall prove to have been false or incorrect when made; provided, however, that if any such representation or warranty relates solely to a Purchased Receivable which is repurchased by the Seller in accordance with Section 6.18, the breach of such representation or warranty shall not give rise to an Event of Termination pursuant to this subsection (b); or

            (c) Either the Seller or the Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in the Originator Sale Agreement (or, with respect to the Seller, in any other material agreement) on its part to be performed or observed and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been given by the Agent to the Seller; or

            (d) The Seller or the Originator shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $10,000 (with respect to the Seller) or $250,000 (with respect to the Originator), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any Debt in an amount in excess of $10,000 (with respect to the Seller) or $750,000 (with respect to the Originator) or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

            (e) Either (i) any Purchase shall for any reason, except to the extent permitted by the terms hereof, cease to create a valid and perfected first priority 100% ownership or security interest in each Purchased Receivable and the Related Security and Collections with respect thereto or (ii) any purchase by the Seller of a Receivable from the Originator shall, for any reason, cease to create in favor of the Seller a valid and perfected first priority ownership or security interest in each Purchased Receivable and the Related Security and Collections with respect thereto; provided, however, that if any such cessation of ownership or perfection relates solely to a Purchased Receivable which is repurchased by the Seller in accordance with Section 6.18, such cessation shall not give rise to an Event of Termination pursuant to this subsection (e); or

            (f) (i) The Seller or the Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller or the Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (ii) the Seller or the Originator shall take any corporate action to authorize


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

      any of the actions set forth in clause (i) above in this Section 7.01(f);
      or

            (g) The Default Ratio for three consecutive months shall exceed 1.20%; or

            (h) There shall have been any material adverse change in the financial condition or operations of the Originator since December 31, 1994 until the date hereof, or there shall have occurred any event which materially adversely affects the collectibility of the Receivables or there shall have occurred any other event which materially adversely affects the ability of the Seller or the Originator to collect Receivables or to perform their respective obligations hereunder and under the Originator Sale Agreement; or

            (i) (i) There shall have occurred an "Event of Termination" under the Originator Sale Agreement, or (ii) the Originator Sale Agreement shall have ceased to be valid, binding and enforceable as against any of the parties thereto without any amendment, modification, waiver or termination of any terms or conditions thereof, other than as agreed to in writing by the Agent, or (iii) the Originator shall have terminated the Originator Sale Agreement for any reason, or (iv) the assignment to the Agent of all of the seller's right and title to and interest in the Originator Sale Agreement shall have ceased, for any reason, to be fully effective and enforceable by the Agent as against any of the parties of the Originator Sale Agreement; or

            (j) The Originator shall cease to own (whether directly or indirectly) 100% of the issued and outstanding stock of the Seller; or

            (k) A regulatory, tax or accounting body has ordered that the activities of the Purchaser, or any Affiliate of the Purchaser, contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Purchaser contemplated hereby may reasonably be expected to cause the Purchaser, the Person then acting as the administrator or the manager for the Purchaser, or any of their respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences; or

            (l) The Seller shall fail to make payment as specified in Section 2,05(f) and such failure shall remain unremedied for more than one Business Day after written notice thereof shall have been given by the Agent to the Seller; or

            (m) The Overcollateralization Percentage shall be less than the Minimum Overcollateralization Percentage at any time; or

            (n) The commercial paper dealer of the Purchaser is unable to retire maturing commercial paper issued to fund or maintain Purchases hereunder through the issuance of new commercial paper for 90 consecutive days; or

            (o) The Originator has a tangible net worth (as defined in GAAP plus, if not otherwise included, non-redeemable subordinated debt) of less than $5,000;000; or


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

            (p) The Bennett Funding Group, Inc., Patrick R. Bennett, Michael A. Bennett or their Affiliates, singularly or in combination, shall cease to own at least 51% of the voting stock of the originator; or

            (q) The Seller or any ERISA Affiliate of the Seller shall have (i) engaged in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (ii) permitted to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) failed to make any payments to any Multiemployer Plan that the Seller or any ERISA Affiliate may be required to make under the agreement relating to such Multi-employer Plan or any law pertaining thereto; (iv) terminated any Benefit Plan so as to result in a liability; or (v) permitted to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Seller or any ERISA Affiliate under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events occurring within any fiscal year of the Seller, in the aggregate, involve a payment of money or an incurrence of liability by the Seller or any ERISA Affiliate in an amount in excess of $25,000; or

            (r) A Servicer Default shall have occurred; or

            (s) There shall have occurred an "Event of Default" under the Receivables Loan Agreement, then, and in any such event, the Agent may, by notice to the Seller, declare the Termination Date to have occurred, except that, in the case of any event described in Section 7.01(l) or clause (i) of Section 7.01(f) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, .the Agent and the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                  ARTICLE VIII
                               SERVICER DEFAULTS.

            SECTION 8.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

            (a) any failure by the Servicer to deliver to the Agent any Monthly Settlement Report, Purchase Date/Spread Account Surplus Settlement Report or Commercial Paper Settlement Report pursuant to Section 6.07 on or before the date such delivery is due under the terms of this Agreement; or

            (b) any failure by the Servicer to deliver any other information to the Agent required pursuant to Section 6.01 on or before the date such information, payment, transfer,


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

      deposit, instruction or notice is required to be made or given under the terms of this Agreement, which continues unremedied for a period of three Business Days after such information is due under the terms of this Agreement; or

            (c) any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any of the other related documents to which it is a party which continues unremedied for a period of ten Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the servicer by the Agent, or to the Servicer and the Agent by the Purchaser; or the Servicer shall assign its duties under this Agreement or under any of the other related documents to which it is a party, except as permitted in accordance with the terms of Sections 8.02 and 10.04; or

            (d) any representation, warranty or certification made by the Servicer in this Agreement or any other related document to which it is a party or in any certificate delivered pursuant to this Agreement or any other Transaction Document to which it is a party shall prove to have been incorrect in any material respect when made; or

            (e) The Seller or the Originator shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $10,000 (with respect to the Seller) or $250,000 (with respect to the Originator), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any Debt in an amount in excess of $10,000 (with respect to the Seller) or $750,000 (with respect to the Originator) or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

            (f) a final judgment is rendered against the Servicer while acting as Servicer in an amount greater than $1,000,000 and, within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

            (g) either the Agent or the Purchaser (i) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (ii) shall determine, in their respective reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer: (A) has experienced a material adverse change in its business, assets, liabilities, operations, or financial condition, (B) has defaulted on any of its material obligations (other than those included in this Agreement), or (c) has ceased to conduct its business in the ordinary course, then, so long as such Servicer Default shall not have been remedied, the


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

      Agent by notice given in writing to the Servicer (a "Servicer Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Servicer Transfer"). After receipt by the Servicer of such Servicer Termination Notice, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Standby Servicer or another Successor Servicer appointed pursuant to Section 8.02; and, without limitation, the Agent is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

            The Servicer agrees to cooperate with the Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Purchased Receivables and related Purchased Assets provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit or withdrawal in a Lock-box Account or the Agent's Account or which shall thereafter be received by the Servicer with respect to the Purchased Receivables, and in assisting the successor servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Purchased Assets made at such premises. The Servicer shall promptly transfer its electronic records relating to the Purchased Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Purchased Assets in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees.

            SECTION 8.02. Appointment of Successor.

            (a) Appointment. On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 8.01, or any permitted resignation of the Servicer pursuant to Section 6.17, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Agent in writing or, if no such date is specified in such Servicer Termination Notice, or otherwise specified by the Agent, until a date mutually agreed upon by the Servicer and the Agent. The Agent shall as promptly as possible after the giving of a Termination Notice appoint the Standby servicer or another successor servicer (in any case, the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Agent. Notwithstanding the foregoing, the Agent shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the

      Purchased Contracts or if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

            (b) Duties and Obligations of Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

            (c) Compensation of Successor Servicer. In connection with such appointment and assumption, the Agent may make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree.

            (d) Termination of Servicer's Authority. All authority and power granted to any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 10.05, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Successor Servicer shall cooperate with the Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Purchased Contracts. The Successor Servicer shall transfer its electronic records relating to the Purchased Contracts to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents relating to the Purchased Contracts to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 8.02 shall require the Successor Servicer to disclose the information of any kind which the Successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Seller.

            SECTION 8.03. Certain Matters Affecting the Successor Servicer. The Successor Servicer hereunder shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (i) the Successor Servicer shall not be liable for any act or omission in carrying out its duties, in the absence of its gross negligence, bad faith or willful misconduct; (ii) the successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the


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

Successor servicer in good faith in accordance with such opinion; and (iv) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor having a long term unsecured indebtedness rating of at least A or its equivalent from either of S&P or Fitch). The reference to extraordinary expenses and liabilities in clause (iv) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Obligors for the enforcement of Purchased Contracts pursuant hereto, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.

                                   ARTICLE IX.
                                 INDEMNIFICATION

            SECTION 9.01. Indemnities by the Seller. Without limiting any other rights which the Agent, the Purchaser or any of their respective Affiliates may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Agent, the Purchaser, and each of their respective Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership of Purchased Assets or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Purchaser or such Affiliate or (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Purchased Receivables; provided, however, that the liability for Indemnified Amounts partially attributable to other Persons from whom the Purchaser purchases receivables or to whom the Purchaser makes loans shall be reasonably allocated between the Seller and such other Persons by the Purchaser. Without limiting the foregoing, the Seller shall indemnify the Agent, the Purchaser and each of their respective Affiliates for Indemnified Amounts relating to or resulting from:

                  (i) any Purchased Receivable treated as or represented by the Seller to be an Eligible Receivable which is not at the applicable time an Eligible Receivable;

                  (ii) reliance on any representation or warranty made or deemed made by the Seller, the servicer (if the originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (iii) the failure by the Seller or the Servicer (if the Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in the Purchaser or to transfer to the Purchaser, legal and equitable title to and ownership of, a 100% ownership or security interest in the Receivables which are, or are purported to be, Purchased Receivables, together with all Collections and Related Security, free and clear of any Adverse Claim (except as otherwise provided herein or in the Receivables Loan Agreement) whether existing at the time of the Purchase of such Receivable or at any time thereafter;

                  (v) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of capital outstanding which is less than or equal to the lesser of (x) the Purchase Limit minus the Discount Amount on such Business Day, or (y) the Capital Limit on such Business Day;

                  (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables which are, or are purported to be, Purchased Receivables, whether at the time of any Purchase or at any subsequent time;

                  (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the obligor) of the obligor to the payment of any Receivable which is, or is purported to be, a Purchased Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale VOIs or Lots related to such Receivable or the furnishing or failure to furnish such VOIs or Lots;

                  (viii) any failure of the Seller or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Seller or any Affiliate thereof to perform its respective duties under the Contracts;

                  (ix) any breach of contract or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the VOls or the Lots which are the subject of any Receivable or Contract;

                  (x) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Purchased Receivables;

                  (xi) any repayment by the Agent or the Purchaser of any amount previously distributed in reduction of Capital or payment of Yield or any other amount due hereunder, in each case which amount the Agent or the Purchaser believes in good faith is required to be repaid;

                  (xii) the commingling of Collections of Purchased Receivables at any time with other funds;

                  (xiii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or the ownership of Purchased Assets or in respect of any Receivable, Related Security or Contract;

                  (xiv) any failure by the Seller to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Seller of any Receivables or Related Security, or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (xv) any failure of the Seller, the Originator or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Originator acting pursuant to authority granted under Section 6.01) to remit to the Servicer or the Agent, Collections of Purchased Receivables remitted to the Seller or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 9.01 shall be paid by the Seller to the Agent within two Business Days following the Agent's written demand therefor.

            SECTION 9.02. Indemnities by the Servicer. Without limiting any other rights which the Agent, the Purchaser or any of their respective Affiliates may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Agent, the Purchaser, and each of their respective Affiliates from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership of Purchased Assets or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Purchaser or such Affiliate or (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Purchased Receivables; provided, however, that the liability for Indemnified Amounts partially attributable to other Persons acting as servicers for receivables purchased by the Purchaser Or collateral pledged to the Purchaser shall be reasonably allocated between the Servicer and such other Persons by the Purchaser. without limiting the foregoing, the Servicer shall indemnify the Agent, the Purchaser and each of their respective Affiliates for Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Servicer (if the originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Servicer (if the Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such applicable law, rule or regulation;

                  (iii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable which is, or is purported to be, a Purchased Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale VOIs or Lots related to such Receivable or the furnishing or failure to furnish such VOIs or Lots;

                  (iv) any failure of the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Seller or any Affiliate thereof to perform its respective duties under the Contracts;

                  (v) any breach of contract or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the VOIs or the Lots which are the subject of any Receivable or Contract;

                  (vi) any repayment by the Agent or the Purchaser of any amount previously distributed in reduction of capital or payment of Yield or any other amount due hereunder, in each case which amount the Agent or the Purchaser believes in good faith is required to be repaid;

                  (vii) the commingling by the Servicer of Collections of Purchased Receivables at any time with other funds;

                  (viii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or reinvestments or the ownership of Purchased Assets or in respect of any Receivable, Related Security or Contract; or

                  (ix) any failure of the Seller, the originator or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Originator acting pursuant to authority granted under Section 6.01) to remit to the Servicer or the Agent, Collections of Purchased Receivables remitted to the seller or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 9.02 shall be paid by the Servicer to the Agent within two Business Days following the Agent's written demand therefor.

The applicable Affected Party shall deliver to the indemnifying party under
Section 9.01 and Section 9.02, within a reasonable time after the Affected Party's receipt thereof, copies of all notices and documents (including court papers) received by the Affected Party relating to the claim giving rise


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

to the Indemnified Amounts. Each Affected Party will cooperate with the Seller and the Servicer in connection with any claim giving rise to the Indemnified Amounts to minimize the liability of such indemnifying parties, provided that nothing contained herein shall obligate any Affected Party to take any action which, in the opinion of the applicable Affected Party, is unlawful or otherwise disadvantageous to such Affected Party.

                                   ARTICLE X.
                                  MISCELLANEOUS

            SECTION 10.01. Amendments and Waivers.

            (a) Except as provided in Section 10.01(b), no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Seller, the Servicer, the Agent and the Purchaser, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Seller or the Servicer shall be effective without the written concurrence of the Agent and the Purchaser. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) Notwithstanding the provisions of Section 10.01(a), in the event that there is more than one Purchaser, the written consent of each Purchaser shall be required for any amendment, modification or waiver (i) reducing any Capital, or the Yield thereon, for any Fixed Period, (ii) postponing any date for any payment of any Capital, or the Yield thereon, for any Fixed Period, or (iii) modifying the provisions of this Section
      10.01 and (iv) increasing the Capital Limit or the Purchase Limit or (v) reducing the Required overcollateralization Percentage and the Minimum Overcollateralization Percentage.

            SECTION 10.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

            SECTION 10.03. No Waiver; Remedies. No failure on the part of the Agent or the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 10.04. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Agent, the Purchaser and their respective successors .and permitted assigns. This Agreement and the Purchaser's rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein) by the Purchaser and its successors and assigns. Neither the Seller nor the Servicer may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Agent. The parties to each assignment or participation made pursuant to this
Section 10.04 shall execute and deliver to the Agent for its acceptance and recording in its books and records, an Assignment and Acceptance or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Agent and the Seller. Each such assignment or participation shall be effective as of the date-specified in the applicable Assignment and Acceptance or other agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Agent shall notify the Seller of any assignment or participation thereof made pursuant to this Section 10.04. The Purchaser may, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Seller and the Purchased Assets furnished to the Purchaser by or on behalf of the Seller or the Servicer.

            SECTION 10.05. Term of this Agreement. This Agreement, including, without limitation, the Seller's obligation to observe its covenants set forth in Articles V and VI, and the Servicer's obligation to observe its covenants Bet forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Seller pursuant to Articles III and IV and the indemnification and payment provisions of Article IX and-Article X and the provisions of Section 10.08 and Section 10.09 shall be continuing and shall survive any termination of this Agreement.

            SECTION 10.06. Governing Law; Jury Waiver. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE PURCHASED RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. RACE OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

            SECTION 10.07. Costs. Expenses and Taxes. (a) in addition to the rights of indemnification granted to the Agent, the Purchaser and its Affiliates under Article VIII hereof, the Seller agrees to pay on demand all costs and expenses of the Purchaser and the Agent incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith or incurred in connection with any amendment or modification of this Agreement and other documents to be delivered hereunder or in connection herewith that is necessary or requested by any of the Seller, the originator, Fitch or S&P or made necessary or desirable as a result of the actions of any regulatory, tax or accounting body affecting the Purchaser and its Affiliates, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Purchaser with respect thereto and with respect to advising the Agent and the Purchaser as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Agent or the Purchaser in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

            (b) The Seller shall pay on demand any and all commissions of placement agents and dealers in respect of commercial paper notes issued to fund the Purchase of any Purchased Assets and any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchaser in connection with this Agreement or the funding or maintenance of Purchases hereunder.

            (c) The Seller shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by any Issuer or any general or limited partner or shareholder of such Issuer ("Other Costs"), including, without limitation, the cost of auditing such Issuer's books by certified public accountants, the cost of rating such Issuer's commercial paper by independent financial rating agencies, the taxes (excluding income taxes) resulting from such Issuer's operations, and the reasonable fees and out-of-pocket expenses of counsel for the Issuer or any counsel for any general or limited partner or shareholder of the Issuer with respect to
      (i) advising such Person as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith and (iii) advising such Person as to the issuance of the Issuer's commercial paper notes to fund the Purchase of any Purchased Assets and action in connection with such issuance.

            SECTION 10.08. No Proceedings. Each of the Seller, the Agent, the Servicer and the Purchaser each hereby agrees that it will not institute against, or join any other Person in instituting against, any Issuer any proceedings of the type referred to in clause (i) of Section 7.01(f) so long as any commercial paper issued by such Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

            SECTION 10.09. Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Purchaser as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Purchaser or any incorporator, affiliate, stockholder, officer, employee or director of the Purchaser or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Purchaser contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Purchaser, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Purchaser or any incorporator, stockholder, affiliate, officer, employee or director of the Purchaser or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Purchaser contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Purchaser and each incorporator, stockholder, affiliate, officer, employee or director of the Purchaser or of any such administrator, or any of them, for breaches by the Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 10.09 shall survive the termination of this Agreement.

            SECTION 10.10. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the fee letters described in Section 2.09.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE SELLER:                            BFICP CORPORATION


                                       By:______________________________________
                                          Title:

                                       BFICP Corporation
                                       Two Clinton Square
                                       Syracuse, New York 13202
                                       Attention:
                                       Facsimile No.:

                                       Telephone No.:

THE SERVICER:                          BENNETT FUNDING INTERNATIONAL, LTD.


                                       By:______________________________________
                                          Title:

                                       Bennett Funding International, Ltd.
                                       Two Clinton Square
                                       Syracuse, New York 13202
                                       Attention: William P. Crowley
                                       Facsimile No.: (315) 422-9359
                                       Telephone No.:

THE AGENT:                             INTERNATIONALE NEDERLANDEN (U.S.)
                                       CAPITAL MARKETS, INC.


                                       By:______________________________________
                                          Title:

                                       Internationale Nederlanden (U.S.)
                                       Capital Markets, Inc.
                                       135 East 57th Street
                                       New York, New York 10022-2101
                                       Attention: Joseph Weingarten
                                       Facsimile No.: 212-593-3362
                                       Confirmation No.: 212-446-0966


            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE SELLER:                            BFICP CORPORATION


                                       By:______________________________________
                                          Title:

                                       BFICP Corporation
                                       Two Clinton Square
                                       Syracuse, New York 13202
                                       Attention:

                                       Facsimile No.:
                                       Telephone No.:


THE SERVICER:                          BENNETT FUNDING INTERNATIONAL, LTD.


                                       By:______________________________________
                                          Title:

                                       Bennett Funding International, Ltd.
                                       Two Clinton Square
                                       Syracuse, New York 13202
                                       Attention: William P. Crowley
                                       Facsimile No.: (315) 422-9359
                                       Telephone No.:


THE AGENT:                             INTERNATIONALE NEDERLANDEN (U.S.)
                                       CAPITAL MARKETS, INC.


                                       By:______________________________________
                                          Title:

                                       Internationale Nederlanden (U.S.)
                                       Capital Markets, Inc.
                                       135 East 57th Street
                                       New York, New York 10022-2101
                                       Attention: Joseph Weingarten
                                       Facsimile No.: 212-593-3362
                                       Confirmation No.: 212-446-0966

THE PURCHASER:                         HOLLAND LIMITED SECURITIZATION, INC.

                                       By: Internationale Nederlanden
                                           (U.S.) Capital Markets, Inc.,
                                           as attorney-in-fact


                                       By:______________________________________
                                          Title:

                                       Holland Limited Securitization, Inc.
                                       c/o International Nederlanden
                                       (U.S.) Capital Markets, Inc.
                                       135 East 57th Street
                                       New York, New York 10022-2101
                                       Attention: Joseph Weingarten
                                       Facsimile No.: 212-593-3362
                                       Confirmation No.: 212-446-0966

                                       c/o Lord Securities Corporation
                                       2 Wall Street, 19th Floor
                                       New York, New York 10005
                                       Attention; Andrew L. Stidd
                                       Facsimile No.: 212-346-9008
                                       Telephone No. 212-346-9012